File No. 333-[            ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

NUVEEN FLOATING RATE INCOME FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(312) 257-8787

(Area Code and Telephone Number)

Mark L. Winget

Vice President and Secretary

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copies to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 320 South Canal Street, 27th Floor Chicago, Illinois 60606

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF

NUVEEN SENIOR INCOME FUND (NSL)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND (JSD)

AND

NUVEEN FLOATING RATE INCOME FUND (JFR)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

[•], 2023

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the proposals to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.

You are receiving the Joint Proxy Statement/Prospectus as a holder of common shares of Nuveen Senior Income Fund (“Senior Income” or a “Target Fund”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity” or a “Target Fund”), Nuveen Short Duration Credit Opportunities Fund (“Short Duration Credit Opportunities” or a “Target Fund”) or Nuveen Floating Rate Income Fund (the “Acquiring Fund” and together with the Target Funds, the “Funds” or each individually, a “Fund”) in connection with the solicitation of proxies by each Fund’s Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) for use at the annual meeting of shareholders of each Fund (each, a “Meeting” and together, the “Meetings”).

At the Meetings, shareholders of the Funds will be asked to vote on the following proposals:

•

(Common and preferred shareholders of each Target Fund and preferred shareholders of the Acquiring Fund) to approve an Agreement and Plan of Merger (the “Agreement”) pursuant to which the proposed combination of the Target Fund and the Acquiring Fund (each, a “Merger” and together, the “Mergers”) will be effected;

•	(Common and preferred shareholders of the Acquiring Fund) to approve the issuance of additional common shares of the Acquiring Fund in connection with the Mergers; and

•	(Common and preferred shareholders of each Fund) to elect members of the Board. (The list of specific nominees is contained in the enclosed Joint Proxy Statement/Prospectus.)

Each Fund’s Board unanimously recommends that you vote FOR each proposal that is applicable to your Fund.

Proposal Regarding the Mergers

Q.	Why has each Fund’s Board recommended the Merger proposals?

A.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), a subsidiary of Nuveen, LLC (“Nuveen”) and the Funds’ investment adviser, recommended the Merger proposals as part of an ongoing initiative to streamline Nuveen’s closed-end funds line-up and eliminate overlapping products. Each Fund’s Board considered its Fund’s Merger(s) and determined that the Merger(s) would be in the best interests of its Fund. Based on information provided by Nuveen Fund Advisors, each Target Fund’s Board believes that its Fund’s proposed Merger may benefit the common shareholders of its Fund in a number of ways, including, among other things:

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•

The potential for a narrower trading discount as a result of the Acquiring Fund’s common shares trading at a discount that historically has been the same or lower than historical discounts of the common shares of the Target Funds;

•	Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund; and

•

Assuming that each Merger is completed, lower net operating expenses (excluding the cost of leverage), as certain fixed costs are spread over the combined fund’s larger asset base which may also help to achieve fund-level management fee breakpoints.

With respect to holders of preferred shares of each Target Fund, each Target Fund’s Board considered that, upon the closing of the applicable Merger, holders of any preferred shares outstanding immediately prior to the closing will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially similar terms, immediately prior to the closing of the Merger, to those of the preferred shares of the applicable Target Fund.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund also may benefit from economies of scale due to a larger asset base, greater secondary market liquidity and increased portfolio leverage flexibility. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund’s Board considered that the outstanding preferred shares of the Acquiring Fund and any preferred shares of the Acquiring Fund to be issued in the Mergers would have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

For these reasons, each Fund’s Board has determined that its Fund’s Merger(s) are in the best interest of its Fund and has approved such Merger(s).

Q.	How will preferred shareholders be affected by the Mergers?

A.

The Acquiring Fund has one series of Taxable Fund Preferred Shares (“TFP Shares”) outstanding, and these shares are expected to remain outstanding following the Mergers. Each Target Fund has one series of TFP Shares outstanding. Upon the closing of each Merger, holders of any outstanding TFP Shares of the applicable Target Fund will receive, on a one-for-one basis, newly issued TFP Shares of the Acquiring Fund having substantially similar terms, immediately prior to the closing of their Target Fund’s Merger, to those of the TFP Shares of the Target Fund. The outstanding preferred shares of the Acquiring Fund and any preferred shares to be issued by the Acquiring Fund in the Mergers will have equal priority with each other and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

To the extent the Acquiring Fund issues any new preferred shares in the Mergers, holders of preferred shares of the combined fund may hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Mergers. The characteristics and features of the TFP Shares are described in more detail in the Joint Proxy Statement/Prospectus. See “Proposal No. 1—C. Information About the Mergers—Description of TFP Shares to Be Issued by the Acquiring Fund” beginning on page [•], and “Proposal No. 1—C. Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund Series A TFP Shares” beginning on page [•].

ii

Q.	Do the Funds have similar investment objectives, policies and risks?

A.

The Funds have similar investment objectives, policies and risks, but there are differences. Each Fund seeks to provide current income by investing primarily in senior loans. However, there are differences between the investment objectives, policies and risks of the Funds. The principal similarities and differences between the Funds’ investment objectives, policies and risks are as follows:

•	Each Fund has an investment objective that includes providing current income. Short Duration Credit Opportunities’ investment objective also includes providing the potential for capital appreciation.

•	Each Fund is a diversified, closed-end management investment company and currently employs leverage through borrowings and the issuance of preferred shares.

•	All Funds may invest in below investment grade securities without limit; Short Duration Opportunities has a policy of investing at least 80% of its managed assets in such securities.

•

Senior Income’s investments in non-U.S. issuers are limited to U.S. dollar denominated senior loans, while the other Funds’ investments in non-U.S. issuers may include both U.S. dollar and non-U.S. dollar denominated securities or debt instruments and may also include issuers in emerging markets countries.

•

Floating Rate Income Opportunity and the Acquiring Fund each may not invest more than 20% of their managed assets in securities from the same industry, while Senior Income may not invest more than 25% of its managed assets in borrowers from the same industry and Short Duration Credit Opportunities has no stated policy in this regard.

See “Proposal No. 1—A. Synopsis—Comparison of the Acquiring Fund and the Target Funds—Investment Objectives and Policies” and “Proposal No. 1—A. Synopsis—Comparative Risk Information” for more information.

Q.	How will the Mergers impact fees and expenses of the Target Funds?

A.

As discussed above, each Target Fund’s Board considered that, due to the greater asset base of the combined fund, the Mergers are expected to result in economies of scale and a resulting reduction in certain operating expenses. Based on information in the Comparative Fee Table, the pro forma expense ratio, excluding the costs of leverage and assuming each Merger is completed, of the combined fund following the Mergers is estimated to decline up to thirteen basis points (0.13%) compared to the total expense ratio of Senior Income, seven basis points (0.07%) compared to the total expense ratio of Floating Rate Income Opportunity and sixteen basis points (0.16%) compared to the total expense ratio of Short Duration Credit Opportunities. Based on information in the Comparative Fee Table, the pro forma expense ratio, including the costs of leverage, of the combined fund following the Mergers is estimated to be 14 basis points (0.14%) lower than the total expense ratio of Senior Income, 6 basis points (0.06%) lower than the total expense ratio of Floating Rate Income Opportunity, and 26 basis points (0.26%) lower than the total expense ratio of Short Duration Credit Opportunities. Leverage costs reflect the forms and sources of leverage in effect for each specified period and such costs will vary over time.

See the Comparative Fee Table on page [•] of the enclosed Joint Proxy Statement/Prospectus for more detailed information regarding fees and expenses. See also “Additional Information About the Acquiring Fund” on page [•].

iii

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Mergers?

A.

Yes. The Funds, and indirectly their common shareholders, will bear the costs of the Mergers, whether or not the Mergers are consummated. The allocation of the costs of the Mergers to each Fund is based on the expected benefits of the Mergers to that Fund’s common shareholders following the Mergers, including operating expense savings, improvements in the secondary trading market for common shares and the impact on common share net earnings. Preferred shareholders will not bear any costs of the Mergers.

The costs of the Mergers are estimated to be $2,070,000, but the actual costs may be higher or lower than that amount. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Mergers. Based on the expected benefits of the Mergers to each Fund, each of Senior Income, Floating Rate Income Opportunity, Short Duration Credit Opportunities and the Acquiring Fund is expected to be allocated $705,000, $420,000, $775,000 and $170,000, respectively, of the estimated expenses in connection with the Mergers (0.31%, 0.10%, 0.51% and 0.03%, respectively, of Senior Income’s, Floating Rate Income Opportunity’s, Short Duration Credit Opportunities’ and the Acquiring Fund’s average net assets applicable to common shares for the twelve months ended July 31, 2022). If one or more Mergers are not consummated for any reason, including because the requisite shareholder approvals are not obtained, each of the Funds, and common shareholders of each of the Funds indirectly, will still bear the costs of the Mergers.

Q.	Will the Mergers constitute a taxable event for a Target Fund’s shareholders?

A.

No. As a non-waivable condition to closing, each Fund participating in a Merger will receive an opinion of counsel, subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. It is expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Merger will recognize no gain or loss for federal income tax purposes as a direct result of the Merger, except to the extent that a Target Fund common shareholder receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of its Merger, each Target Fund expects to declare a distribution of all of its undistributed net investment income and net capital gains, if any. Such distribution made by a Target Fund may be taxable to that Target Fund’s shareholders for federal income tax purposes. In addition, to the extent that portfolio securities of the Target Funds are sold prior to the closing of the Mergers, the Target Funds may recognize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by a Target Fund. However, it is not currently expected that any significant portfolio sales will occur solely in connection with the Mergers (such sales are expected to be less than 5% of the managed assets of each Target Fund).

Q.	As a result of the Mergers, will common shareholders of a Target Fund receive new shares of the Acquiring Fund?

A.

Yes. Upon the closing of each Merger, Target Fund common shareholders will become common shareholders of the Acquiring Fund. Holders of common shares of each Target Fund will receive newly issued common shares of the Acquiring Fund, with cash being distributed in lieu of fractional common shares. The aggregate net asset value, as of the close of trading on the business day immediately prior to the closing of each Merger, of the Acquiring Fund common shares received by each Target Fund’s common shareholders (including, for this purpose, fractional Acquiring Fund common shares to which common shareholders would be entitled) will be equal to the aggregate net asset value of the common shares of such Target Fund held by its shareholders as of such time. Fractional Acquiring Fund common shares due to Target Fund common shareholders will be aggregated and sold on the open market, and Target Fund common shareholders will receive cash in lieu of such fractional shares.

iv

Following the Mergers, common shareholders of each Fund will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Mergers.

Q.	What will happen if the required shareholder approvals are not obtained?

A.

The closing of each Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for a Merger to occur, all requisite shareholder approvals must be obtained at the applicable Fund’s shareholder meeting, and certain other consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to outstanding preferred shares of the Acquiring Fund and lenders under the Acquiring Fund’s credit facility, must also be obtained. Because the closing of each Merger is contingent upon the applicable Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur even if shareholders of a Fund entitled to vote approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If a Merger is not consummated, the Board of the Target Fund involved in that Merger may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposals or continuing to operate the Target Fund as a standalone fund. The closing of each Merger is not contingent on the closing of any other Merger.

Each series of preferred shares was issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, the approval by a Fund’s preferred shareholders required for a Merger to occur may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the Mergers; there is no guarantee that such shareholders will vote to approve a Merger proposal.

Q.	What is the timetable for the Mergers?

A.	If the shareholder approvals and other conditions to closing are satisfied (or waived), the Mergers are expected to take effect on or about [•], 2023, or such other date as the parties may agree.

Q.	How does each Board recommend that shareholders vote on the Merger proposals?

A.	After careful consideration, each Board has determined that its Merger proposals are in the best interests of its Fund and recommends that you vote FOR such proposal(s).

General

Q.	Who do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at [•] on weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

v

A.	You may vote by attending the Meetings, or by mail, by telephone or over the Internet:

•	To vote at the Meetings, please follow the instructions below for attending the Meetings, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet prior to the Meetings, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	How can I attend the Meetings?

A.

The Meetings will be completely virtual meetings of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meetings only if you were a shareholder of record as of the close of business on [•], 2023, or if you hold a valid proxy for the Meetings. There will be no physical location for the Meetings.

You will be able to attend the Meetings online and submit your questions during the Meetings by visiting [•]. You also will be able to vote your shares online by attending the Meetings by webcast. To participate in the Meetings, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at [•] p.m., Central Time, on [•], 2023. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the Meetings virtually on the Internet?

A.

If your shares are registered in your name, you do not need to register to attend the Meetings virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meetings virtually on the Internet.

To register to attend the Meetings online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Why hold virtual meetings?

A.	In light of the public health concerns regarding the coronavirus outbreak (COVID-19), we believe that hosting virtual meetings is in the best interests of the Funds and their respective shareholders.

vi

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the Mergers or the other proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matter being proposed was important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, a Fund may not be able to hold its Meeting or the vote on the Merger or other proposal, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

vii

[•], 2023

NUVEEN SENIOR INCOME FUND (NSL)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND (JSD)

AND

NUVEEN FLOATING RATE INCOME FUND (JFR)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON [•], 2023

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders of Nuveen Senior Income Fund (“Senior Income” or a “Target Fund”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity” or a “Target Fund”), Nuveen Short Duration Credit Opportunities Fund (“Short Duration Credit Opportunities” or a “Target Fund”) and Nuveen Floating Rate Income Fund (the “Acquiring Fund” and together with the Target Funds, the “Funds” or each individually, a “Fund”) (each, a “Meeting” and together, the “Meetings”) will be held on [•], 2023 at [•] p.m., Central Time, for the following purposes:

1.

Agreement and Plan of Merger. For each Merger, shareholders of the Target Fund and the Acquiring Fund voting as set forth below will vote on a proposal to approve an Agreement and Plan of Merger pursuant to which the Target Fund would be merged with and into NFRIF Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of the Acquiring Fund, with the issued and outstanding common and preferred shares of the Target Fund being converted into newly issued common and preferred shares of the Acquiring Fund.

(a) For	each Target Fund:

(i)	The common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Merger.

(ii)	The preferred shareholders voting separately as a single class to approve the Agreement and Plan of Merger.

(b)	For the Acquiring Fund:

(i)	The preferred shareholders voting separately as a single class to approve the Agreement and Plan of Merger.

2.

Approval of Issuance of Additional Common Shares by the Acquiring Fund. In connection with the Agreement and Plan of Merger, the common and preferred shareholders of the Acquiring Fund voting together as a single class will vote to approve the issuance of additional common shares of the Acquiring Fund.

3.	Election of Board Members of each Fund.

(a)

Three (3) Class II Board members are to be elected by the common and preferred shareholders, voting together as a single class, of each Fund. Board members Lancellotta, Nelson, and Toth are nominees for election by each Fund’s common and preferred shareholders.

1

(b)

One (1) Class I Board member is to be elected by the common and preferred shareholders, voting together as a single class, of each Fund. Board member Young is the nominee for election by each Fund’s common and preferred shareholders.

(c)	Two (2) Board members are to be elected by the preferred shareholders of each Fund. Board members Hunter and Moschner are nominees for election by each Fund’s preferred shareholders.

To transact such other business as may properly come before the Meetings.

In light of the public health concerns regarding the coronavirus outbreak (COVID-19), the Meetings will be held in a virtual meeting format only, which will be conducted online via live webcast. Shareholders may attend and vote at the virtual Meetings by following the instructions included in the Q&A and the Joint Proxy Statement/Prospectus.

Only shareholders of record of each Fund as of the close of business on [•], 2023 are entitled to notice of and to vote at the Meetings and any and all adjournments or postponements thereof. The preferred shareholders of each Fund are being solicited to vote on the proposals described above by means of one or more separate proxy statements.

All Fund shareholders entitled to vote at the Meetings are cordially invited to attend the virtual Meetings. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend your virtual Meeting. You may vote by attending your Fund’s Meeting or by mail, by telephone or over the Internet.

•	To vote at the Meetings, please follow the instructions below for attending the Meetings, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet prior to the Meetings, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

You will be able to attend and participate in the Meetings online, vote your shares electronically and submit your questions during the Meetings by visiting: [•] at the Meeting date and time described in the enclosed Joint Proxy Statement/Prospectus. To participate in the Meetings, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. There is no physical location for the Meetings.

If you hold your shares through an intermediary, you will need to register at least three business days prior to the Meetings by following the instructions in the enclosed Joint Proxy Statement/Prospectus.

Mark L. Winget

Vice President and Secretary

The Nuveen Closed-End Funds

2

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED JANUARY 31, 2023

NUVEEN FUNDS

333 WEST WACKER DRIVE CHICAGO, ILLINOIS 60606

(800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

NUVEEN SENIOR INCOME FUND (NSL)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND (JSD)

AND

NUVEEN FLOATING RATE INCOME FUND (JFR)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

[•], 2023

This Joint Proxy Statement/Prospectus is being furnished to common shareholders of Nuveen Senior Income Fund (“Senior Income” or a “Target Fund”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity” or a “Target Fund”), Nuveen Short Duration Credit Opportunities Fund (“Short Duration Credit Opportunities” or a “Target Fund”) and Nuveen Floating Rate Income Fund (the “Acquiring Fund” and together with the Target Funds, the “Funds” or each individually, a “Fund”), each a closed-end management investment company, and preferred shareholders of the Acquiring Fund in connection with the solicitation of proxies by each Fund’s Board of Trustees (each a “Board” and together, the “Boards” and each trustee a “Board Member”) for use at the Annual Meeting of Shareholders of each Fund to be held on [•], 2023, at [•] p.m., Central Time, and at any and all adjournments or postponements thereof (each, a “Meeting” and together, the “Meetings”), to consider the proposals described below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Each Fund is organized as a Massachusetts business trust. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about [•], 2023. Shareholders of record of each Fund as of the close of business on [•], 2023 are entitled to notice of and to vote at the Meetings and any and all adjournments or postponements thereof.

The Meetings will be held in a virtual meeting format only, which will be conducted online via live webcast. There is no physical location for the Meetings. If your shares are registered in your name, you will be able to attend and participate in the Meetings online, vote your shares electronically and submit your questions during the meeting by visiting: [•] at the Meeting date and time. To participate in the Meetings, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.

If your shares are held through an intermediary, you must register to participate in the virtual Meetings. To register to attend the Meetings online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR each proposal on which the shareholder is entitled to vote. Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending and voting at the virtual Meeting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending a virtual Meeting will not revoke any previously submitted proxy.

The shareholders of the Target Funds and Acquiring Fund voting as set forth below will vote on the following proposals:

Proposal No. 1.	(For each Merger, Target Fund and Acquiring Fund) To approve an Agreement and Plan of Merger that provides for: (i) the merger of the Target Fund with and into NFRIF Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund (the “Merger Sub”), and (ii) the conversion of the issued and outstanding common and preferred shares of beneficial interest of the Target Fund into newly issued common and preferred shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Merger”).

Proposal No. 2.	(Acquiring Fund only) To approve the issuance of additional common shares in connection with the Agreement and Plan of Merger.

Proposal No. 3.	(For each Fund) To elect (i) three (3) Class II Board Members by common and preferred shareholders, voting together as a single class, (ii) one (1) Class I Board Member by common and preferred shareholders, voting together as a single class, and (iii) two (2) Board Members by preferred shareholders voting as a single class. Board Members Lancellotta, Nelson, and Toth are Class II nominees for election by each Fund’s common and preferred shareholders. Board Member Young is a Class I nominee for election by each Fund’s common and preferred shareholders. Board Members Hunter and Moschner are nominees for election by each Fund’s preferred shareholders.

In addition to common shares, each Fund has one series of Taxable Fund Preferred Shares (“TFP Shares”) outstanding, each designated as Series A TFP Shares.

Shareholders of each Fund are being solicited to vote on the election of Board Members who have been nominated for election at the Meeting. The preferred shareholders of each Fund are being solicited to vote on the proposals described above by means of a separate proxy statement.

A quorum of shareholders is required to take action at each Meeting. A majority (more than 50%) of the shares entitled to vote at a Meeting, represented in person (through participation by means of remote or “virtual” communication) or by proxy, will constitute a quorum of shareholders at that Meeting, except that for the election of the two Board Member nominees by holders of preferred shares of each Fund, 33 1/3% of the preferred shares entitled to vote and represented in person (including participation by means of remote or “virtual” communication) or by proxy will constitute a quorum. Votes cast in person (through participation by means of remote or “virtual” communication) or by proxy at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which the broker or nominee properly submits a proxy but that are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. For purposes of holding a meeting, all properly submitted proxies, including abstentions and broker non-votes, if any, will be counted as present for purposes of determining whether a quorum is present.

To be approved, the proposals must be approved by the Funds’ common and preferred shareholders present and entitled to vote at a Meeting as follows:

Merger Proposals

Proposal No. 1.	(Each Fund) With respect to the proposal regarding the Agreement and Plan of Merger:

•

With respect to each Target Fund, a majority (more than 50%) of the Target Fund’s outstanding common and preferred shares voting together as a single class, and a majority of the Target Fund’s preferred shareholders voting separately; and

•	With respect to the Acquiring Fund, a majority (more than 50%) of the Acquiring Fund’s preferred shareholders voting separately.

Proposal No. 2.	(Acquiring Fund only) With respect to the proposal regarding the issuance of additional common shares in connection with the Agreement and Plan of Merger, a majority (more than 50%) of the Acquiring Fund’s outstanding common and preferred shares cast on the proposal voting together as a single class, provided a quorum is present.

Board Member Election Proposals

Proposal No. 3	(Each Fund) With respect to the proposal regarding the election of Board Members:

•

With respect to the three (3) Class II Board Members, the affirmative vote of a plurality (the greatest number of affirmative votes) of the Fund’s common and preferred shares, voting together as a single class.

•

With respect to the one (1) Class I Board Member, the affirmative vote of a plurality (the greatest number of affirmative votes) of the Fund’s common and preferred shares, voting together as a single class.

•	With respect to the two (2) Board Members elected by preferred shareholders, the affirmative vote of a plurality of the Fund’s preferred shares, voting separately.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients are generally required to request the instructions of such customers and clients on how to vote their shares before the Fund’s Meeting. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by each Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Proposal No. 1 and Proposal No. 2 with respect to the Mergers are considered “non-routine” matters for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers, but Proposal No. 3 with respect to the election of Board Members is considered a “routine” matter, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms on Proposal No. 3 in the discretion of such broker-dealer firms. As a result, there may be broker non-votes received with respect to Proposals No. 1 and No. 2 at a Fund’s Meeting.

Because the approval of Proposal No. 1 requires approval of at least 50% of outstanding shares and because approval of Proposal No. 2 requires approval of at least 50% of the shares voting on the matter, abstentions and broker non-votes, if any, will have the same effect as a vote against the proposal. Because the election of Board Members does not require that a minimum percentage of a Fund’s outstanding shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions will have no effect on the outcome of the vote on Proposal No. 3.

Pursuant to Rule 452 of the NYSE, certain preferred shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons otherwise entitled to vote as of one business day before a Fund’s Meeting, or, if adjourned or postponed, one business day before the day to which the Meeting is adjourned or postponed, may be voted by the broker on a proposal in the same proportion as the votes cast by all holders of such preferred shares who have voted on a proposal. Rule 452 permits proportionate voting of Short Duration Credit Opportunities’ and the Acquiring Fund’s TFP Shares with respect to a particular item if, among other things, (1) a minimum of 30% of that series of preferred shares has been voted by the holders of such shares with respect to such item, (2) less than 10% of that series of preferred shares has been voted by the holders of such shares against such item and (3) for any proposal as to which holders of common shares and preferred shares vote as a single class, holders of common shares approve a proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted,” and for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item. Rule 452 proportionate voting applies only to certain auction rate and remarketed preferred securities. Senior Income’s and Floating Rate Credit Opportunity’s TFP Shares are not remarketed, thus the proportionate voting provisions of Rule 452 do not apply to these shares.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record of a Fund as of the close of business on [•], 2023 and entitled to vote at the Fund’s Meeting will be entitled to one vote for each share held and, with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

As of [•], 2023 for each Fund, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)	TFP Shares(1)
Senior Income (NSL)	[•]	40,000
Floating Rate Income Opportunity (JRO)	[•]	75,000
Short Duration Credit Opportunities (JSD)	[•]	70,000
Acquiring Fund (JFR)	[•]	100,000

(1)

The common shares of each Target Fund and the Acquiring Fund are listed on the NYSE. Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. None of the preferred shares are currently listed on any exchange.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(1)	the Statement of Additional Information relating to the proposed Mergers, dated [•], 2023 (the “Merger SAI”);

(2)

the audited financial statements and financial highlights and related independent registered public accounting firm’s report for Senior Income contained in Senior Income’s Annual Report for the fiscal year ended July 31, 2022 (File No. 811-09571);

(3)

the audited financial statements and financial highlights and related independent registered public accounting firm’s report for Floating Rate Income Opportunity contained in Floating Rate Income Opportunity’s Annual Report for the fiscal year ended July 31, 2022 (File No. 811-21579);

(4)

the audited financial statements and financial highlights and related independent registered public accounting firm’s report for Short Duration Credit Opportunities contained in Short Duration Credit Opportunities’ Annual Report for the fiscal year ended July 31, 2022 (File No. 811-22518); and

(5)

the audited financial statements and financial highlights and related independent registered public accounting firm’s report for the Acquiring Fund contained in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2022 (File No. 811-21494).

No other parts of the Funds’ Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Merger SAI, please ask for the “Nuveen Floating Rate Income Merger SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be obtained through the EDGAR database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov.

Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Mergers. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/ Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

v

JOINT PROXY STATEMENT/PROSPECTUS

[•], 2023

NUVEEN SENIOR INCOME FUND (NSL)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND (JSD)

AND

NUVEEN FLOATING RATE INCOME FUND (JFR)

PROPOSAL NO. 1—MERGER OF EACH TARGET FUND INTO THE ACQUIRING FUND

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Mergers. More complete information is contained elsewhere in this Joint Proxy Statement/Prospectus and in the Merger SAI and the appendices hereto and thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

Background and Reasons for the Mergers

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), a subsidiary of Nuveen, LLC and the Funds’ investment adviser, recommended the Merger proposals as part of an ongoing initiative to streamline Nuveen’s closed-end fund line-up and eliminate overlapping products. Each Fund’s Board considered its Fund’s Merger(s) and determined that the Merger(s) would be in the best interests of its Fund. Based on information provided by Nuveen Fund Advisors, each Target Fund’s Board believes that its Fund’s proposed Merger may benefit the common shareholders of its Fund in a number of ways, including, among other things:

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•

The potential for a narrower trading discount as a result of the Acquiring Fund’s common shares trading at a discount that historically has been the same or lower than that of Senior Income’s common shares and lower than or approximately equal to that of Floating Rate Income Opportunity’s and Short Duration Credit Opportunities’ common shares;

•	Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund; and

•

Assuming each Merger is completed, lower net operating expenses (excluding the cost of leverage), as certain fixed costs are spread over the combined fund’s larger asset base which may also help to achieve fund-level management fee breakpoints.

With respect to holders of preferred shares of each Target Fund, the Target Fund’s Board considered that, upon the closing of the applicable Merger, holders of any preferred shares outstanding immediately prior to the closing will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially similar terms, immediately prior to the closing of the Merger, to those of the preferred shares of the applicable Target Fund.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund may also benefit from economies of scale due to a larger asset base, greater secondary market liquidity and increased portfolio and leverage management flexibility. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund’s Board considered that the outstanding preferred shares of the Acquiring Fund and any preferred shares of the Acquiring Fund to be issued in the Mergers would have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

For these reasons, each Fund’s Board has determined that its Fund’s Merger(s) are in the best interest of its Fund and has approved such Merger(s).

The closing of each Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for a Merger to occur, all requisite shareholder approvals must be obtained at the Meetings, and certain other consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to outstanding preferred shares of the Acquiring Fund and lenders under the Acquiring Fund’s credit facility, must also be obtained. Because the closing of each Merger is contingent upon the applicable Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur even if shareholders of a Fund entitled to vote approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If a Merger is not consummated, the Board of the Target Fund involved in that Merger may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposals or continuing to operate the Target Fund as a standalone fund. The closing of each Merger is not contingent on the closing of any other Merger.

The TFP Shares of each Fund were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, the approval by a Fund’s preferred shareholders required for a Merger to occur may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the Mergers; there is no guarantee that such shareholders will vote to approve a Merger proposal. For a fuller discussion of the Boards’ considerations regarding the approval of the Mergers, see “C. Information About the Mergers—Reasons for the Mergers.”

Material Federal Income Tax Consequences of the Mergers

As a non-waivable condition to closing, each Fund participating in a Merger will receive an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that none of the Funds will generally recognize gain or loss for federal income tax purposes as a direct result of the Mergers. It is also expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Merger will recognize no gain or loss for federal income tax purposes as a result of such exchange, except to the extent a common shareholder of a Target Fund receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of its Merger, each Target Fund expects to declare a distribution to common shareholders of all of its undistributed net investment income and net capital gains, if any. Such a distribution may be taxable to the Target Fund’s common shareholders for federal income tax purposes. In addition, to the extent that portfolio securities of a Target Fund are sold prior to the closing of its Merger, such Target Fund may recognize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by such Target Fund. However, it is not currently expected that any significant portfolio sales will occur solely in connection with the Merger (such sales are expected to be less than 5% of the managed assets of each Target Fund).

The foregoing discussion and the tax opinion discussed above to be received by the Funds regarding certain aspects of the Mergers, including that the Mergers will qualify as reorganizations under Section 368(a) of the Code, will rely on the position that the Acquiring Fund preferred shares to be issued in the Mergers, if any, will constitute equity of the Acquiring Fund for federal income tax purposes. See “C. Information About the Mergers—Material Federal Income Tax Consequences of the Mergers.”

Comparison of the Acquiring Fund and the Target Funds

General. The Acquiring Fund and the Target Funds are diversified, closed-end management investment companies organized as Massachusetts business trusts. Set forth below is certain comparative information about the organization, capitalization and operation of the Funds.

Organization
Fund	Organization Date	State of Organization	Entity Type
Senior Income	August 13, 1999	Commonwealth of Massachusetts	Business Trust
Floating Rate Income Opportunity	April 27, 2004	Commonwealth of Massachusetts	Business Trust
Short Duration Credit Opportunities	January 3, 2011	Commonwealth of Massachusetts	Business Trust
Acquiring Fund	January 15, 2004	Commonwealth of Massachusetts	Business Trust

Capitalization—Common Shares(1)
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Senior Income	Unlimited	38,611,472	$0.01	None	None	NYSE
Floating Rate Income Opportunity	Unlimited	40,541,218	$0.01	None	None	NYSE
Short Duration Credit Opportunities	Unlimited	10,085,648	$0.01	None	None	NYSE
Acquiring Fund	Unlimited	56,918,468	$0.01	None	None	NYSE

(1)	As of December 31, 2022.

As of December 31, 2022, the Funds had outstanding the following series of preferred shares, with the Acquiring Fund’s preferred shares expected to remain outstanding following the completion of the Mergers:

Preferred Shares
Fund	Series of Preferred Shares	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share
Senior Income	Series A TFP Shares	40,000	$0.01	$1,000
Floating Rate Income Opportunity	Series A TFP Shares	75,000	$0.01	$1,000
Short Duration Credit Opportunities	Series A TFP Shares	70,000	$0.01	$1,000
Acquiring Fund	Series A TFP Shares	100,000	$0.01	$1,000

Each Fund’s preferred shares are entitled to one vote per share. The TFP Shares of the Acquiring Fund to be issued in connection with the Mergers, if any, will have equal priority with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including any preferred shares of the Acquiring Fund to be issued in connection with the Mergers, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Any preferred shares of the Acquiring Fund to be issued in connection with the Mergers will have rights and preferences, including liquidation preferences, that are substantially similar to those of the corresponding Target Fund preferred shares. The number of preferred shares currently outstanding may change due to market or other conditions.

Each Fund also has indebtedness outstanding under a secured revolving credit facility agreement with bank lenders. The rights of a lender under an existing credit facility or any future credit facility, and any other creditors, to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of preferred shares and common shares of the applicable Fund with respect to the payment of dividends and other distributions, and upon liquidation. In addition, a Fund may not be permitted to declare or make payments of dividends and other distributions with respect to preferred shares and common shares (other than a dividend in common shares of the Fund), purchase common shares or preferred shares or redeem preferred shares unless, at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists under its credit facility or with respect to any other borrowings that would limit or otherwise preclude such payments. A Fund also may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Borrowings and preferred shares have seniority over the common shares. Each credit facility is secured by substantially all of the assets of the applicable Fund. The credit facility of the Acquiring Fund is referred to herein as the “Credit Facility.” See “Additional Information About the Acquiring Fund--Borrowings and Priority of Payment” below.

Investment Objectives and Policies. The Funds have similar investment objectives, policies and risks, but there are differences.

Senior Income’s investment objective is to achieve a high level of current income, consistent with preservation of capital. Floating Rate Income Opportunity’s investment objective is to achieve a high level of current income. Short Duration Credit Opportunities’ investment objective is to provide current income and the potential for capital appreciation. The Acquiring Fund’s investment objective is to achieve a high level of current income.

Each Fund is a diversified, closed-end management investment company and currently employs leverage through the issuance of preferred shares and the use of borrowing.

The following summary compares the current principal investment policies and strategies of the Acquiring Fund to the current principal investment policies and strategies of each Target Fund as of the date of this Joint Proxy Statement/Prospectus.

Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Differences
Principal Investment Strategy:	Principal Investment Strategy:	Principal Investment Strategy:	Principal Investment Strategy:

The Fund invests at least 80% of its Assets(1) in adjustable rate, U.S. dollar-denominated secured and unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality.	The Fund invests at least 80% of its Assets(1) in adjustable rate loans, primarily secured senior loans.	The Fund invests at least 80% of Assets(1), at time of purchase, in loans or securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities and preferred securities.	The Fund invests at least 80% of its Assets(1) in secured senior loans and unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality.	All Funds invest primarily in senior loans with some policy differences with respect to the types and credit quality of such securities.

Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Differences

Credit Quality:	Credit Quality:	Credit Quality:	Credit Quality:

No more than 30% of the Fund’s Managed Assets(2) may be invested in senior loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below or that are unrated but judged to be of comparable quality.	The Fund may invest its Managed Assets(2) without limit in adjustable rate loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. However, the Fund may not invest, at the time of investment, more than 30% of its Managed Assets in securities rated below CCC+ or Caa by any NRSRO that rate such security or are unrated but judged to be of comparable quality, including securities in default.	The Fund invests at least 80% of its Managed Assets(2) in corporate debt instruments that are, at the time of investment, rated below investment grade or unrated but judged by the Fund’s sub-adviser to be of comparable quality. However, the Fund may not invest, at the time of investment, more than 30% of its Managed Assets in securities rated below CCC+ or Caa by any NRSRO that rate such security or are unrated but judged to be of comparable quality, including securities in default.	The Fund may invest its Managed Assets(2) without limit in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. However, no more than 30% of the Fund’s Managed Assets may be invested in senior loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody’s or Fitch or that are unrated but judged to be of comparable quality.	All Funds may invest without limit in below investment grade securities; Short Duration Credit Opportunities has a policy of investing at least 80% of Managed Assets in below investment grade securities.

Average Duration:	Average Duration:	Average Duration:	Average Duration:

No stated policy.	The Fund maintains an average duration of one year or less for its portfolio investments in adjustable rate loans and other debt instruments.	The Fund will maintain an average duration of two years or less for its portfolio (including the effect of leverage, but after the effect of derivatives used to shorten duration).	The Fund maintains an average duration of one year or less for its portfolio investments in senior loans and other debt instruments.	Senior Income does not have a stated duration policy; the other Funds have stated policies of relatively short duration.

Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Differences
Adjustable Rate Instruments:	Adjustable Rate Instruments:	Adjustable Rate Instruments:	Adjustable Rate Instruments:

The Fund will not invest more than 10% of its Managed Assets in senior loans with interest rates that adjust less often than semi-annually.

The Fund’s portfolio of senior loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less.

With respect to the Fund’s senior loans included in the 80% policy, such instruments will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less.

The Fund also may invest in adjustable rate unsecured senior loans and adjustable rate secured and unsecured subordinated loans

		The Fund will invest at least 70% of its Managed Assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments.	With respect to the Fund’s senior loans included in the 80% policy, such instruments will at times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less.	Similar; each Fund, other than Short Duration Credit Opportunities, maintains a dollar-weighted time until the next adjustment of 90 days or less with respect to such instruments.

Other Debt or Debt-Related Instruments:	Other Debt or Debt-Related Instruments:	Other Debt or Debt-Related Instruments:	Other Debt or Debt-Related Instruments:

The Fund may invest up to 20% of its Managed Assets, in the aggregate, in (i) other income producing securities such as investment and non-investment grade corporate debt securities, of corporate or governmental issuers; and (ii) equity securities and warrants acquired in connection with the Fund’s investments in senior loans.	The Fund may invest up to 20% of its Managed Assets in the following adjustable or fixed rate securities: (i) other debt securities such as investment and non-investment grade debt securities, fixed rate senior loans or subordinated loans, convertible securities and structured notes; (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and	No stated policy.	The Fund may invest up to 20% of its Managed Assets in (i) other debt securities such as investment and non-investment grade debt securities, convertible securities and structured notes, (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations), and (iii) debt securities and	The Funds may invest in certain other debt or debt-related instruments, including, with respect to Senior Loan and Floating Rate Income Opportunity, warrants and equity securities.

Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Differences

collateralized debt obligations); and (iii) debt securities and other instruments issued by government, government-related or supranational issuers.

No more than 5% of the Fund’s Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities.

The Fund also may receive warrants and equity securities issued by an issuer or its affiliates in connection with the Fund’s other investments in such entities.

other instruments issued by government, government-related or supranational issuers.

No more than 5% of the Fund’s Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities. The Fund also may receive warrants and equity securities issued by a borrower or its affiliates in connection with the Fund’s other investments in such entities.

Non-U.S. Issuers:	Non-U.S. Issuers:	Non-U.S. Issuers:	Non-U.S. Issuers:

The Fund may invest up to 20% of its Managed Assets in U.S. dollar denominated senior loans of borrowers that are organized or located in countries outside the United States.	The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in adjustable rate loans and other debt instruments of non-U.S. issuers may include debt	The Fund may invest up to 20% of its Managed Assets in debt instruments of non-U.S. issuers (which term includes borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Fund’s investments in debt instruments of non-U.S.	The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers (which includes borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in senior loans and other debt	Senior Income’s investments in non-U.S. issuers are limited to U.S. dollar denominated senior loans, while the other Funds’ investments in non-U.S. issuers may include both U.S. dollar and non-U.S. dollar denominated securities or debt

Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Differences
	securities of issuers located, or conducting their business in, emerging markets countries.	issuers may include debt instruments located, or conducting their business, in emerging market countries.	instruments of non-U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries.	instruments and may also include issuers in emerging markets countries.

Senior Loans Secured by Collateral:	Senior Loans Secured by Collateral:	Senior Loans Secured by Collateral:	Senior Loans Secured by Collateral:

The Fund invests at least 65% of its Managed Assets in senior loans that are secured by specific collateral. Such collateral consists of assets and/or stock of the borrower.	The Fund invests at least 65% of its Managed Assets in senior loans that are secured by specific collateral. Such collateral consists of assets and/or stock of the borrower.	No stated policy.	The Fund invests at least 65% of its Managed Assets in senior loans that are secured by specific collateral.	Short Duration Credit Opportunities does not have a stated collateral policy; the other Funds’ policies are substantially the same.

Senior Loans for which Fund is Agent/Co-Agent:	Senior Loans for which Fund is Agent/Co-Agent:	Senior Loans for which Fund is Agent/Co-Agent:	Senior Loans for which Fund is Agent/Co-Agent:

The Fund invests no more than 20% of its total assets in senior loans in which it acts as an agent or co-agent, and the size of any such individual senior loan will not exceed 5% of the Fund’s total assets.	The Fund invests no more than 20% of its total assets in senior loans in which it acts as an agent or co-agent and the size of any such individual senior loan will not exceed 5% of the Fund’s total assets.	No stated policy.	No stated policy.	Senior Income and Floating Rate Income Opportunity have identical limits on this investment type; the other Funds have no stated policy.

Single Borrower Policy:	Single Borrower Policy:	Single Borrower Policy:	Single Borrower Policy:

The Fund does not intend to invest more than 5% of its Managed Assets in senior loans or other securities of a single borrower.	No stated policy.	No stated policy.	No stated policy.	Senior Income has a stated limited in investments in a single borrower; the other Funds do not have a stated borrower limit.

Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Differences
Industry Allocation:	Industry Allocation:	Industry Allocation:	Industry Allocation:

The Fund will not invest more than 25% of its Managed Assets in borrowers that conduct their principal businesses in the same industry.	The Fund may not invest more than 20% of its Managed Assets in securities from an industry which generally refers to the classification of companies in the same or similar lines of business.	No stated policy.	The Fund may not invest more than 20% of its Managed Assets in securities from an industry which generally refers to the classification of companies in the same or similar lines of business.	Senior Income, Floating Rate Income Opportunity and the Acquiring Fund have similar limits on industry exposure; Short Duration Credit Opportunities has no stated policy.

iBoxx Loan Total Return Swaps:	iBoxx Loan Total Return Swaps:	iBoxx Loan Total Return Swaps:	iBoxx Loan Total Return Swaps:

The Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps.(3)	The Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps.(3)	No stated policy.	The Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps.(3)	Senior Income, Floating Rate Income Opportunity and the Acquiring Fund have identical policies with respect to this investment type; Short Duration Credit Opportunities has no stated policy.

Leverage:	Leverage:	Leverage:	Leverage:

The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing preferred shares, the issuance of debt securities, and entering into reverse repurchase agreements (effectively a borrowing). In addition, the Fund	The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing preferred shares, the issuance of debt securities, and entering into reverse repurchase agreements (effectively a borrowing). In	The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing preferred shares and the issuance of debt securities. In addition, the	The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing preferred shares, the issuance of debt securities, and entering into	No material differences.

Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Differences
may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.	addition, the Fund may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.	Fund may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.	reverse repurchase agreements (effectively a borrowing). In addition, the Fund may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.

Illiquid Securities:	Illiquid Securities:	Illiquid Securities:	Illiquid Securities:

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.	The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.	The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.	The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.	No material differences.

Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Differences
Other Investment Companies:	Other Investment Companies:	Other Investment Companies:	Other Investment Companies:

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in the types in which the Fund may invest directly.	The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted under the 1940 Act and the rules and regulations issued thereunder and exemptive orders issued by the SEC.	The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly.	The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted under the 1940 Act and the rules and regulations issued thereunder and exemptive orders issued by the SEC.	Senior Income and Short Duration Credit Opportunities each may invest up to 10% of their Managed Assets in securities of other investment companies, while Floating Rate Income Opportunity and the Acquiring Fund each may invest in securities of other investment companies to the extent permitted under the 1940 Act and the rules and regulations issued thereunder and exemptive orders issued by the SEC.

Temporary Defensive Periods:	Temporary Defensive Periods:	Temporary Defensive Periods:	Temporary Defensive Periods:

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the senior loan market adversely affect the price at which senior loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities,	During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the senior loan market adversely affect the price at which senior loans are available), the Fund may invest	During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the senior loan market adversely affect the price at	During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the senior loan market adversely affect the price at	No material differences.

Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Differences
and in short-, intermediate-, or long-term U.S. Treasury securities.	up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities.	which senior loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities.	which senior loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities.

(1)	Each Fund defines “Assets” as the net assets of the Fund plus the amount of any borrowings for investment purposes.
(2)

Each Fund defines “Managed Assets” as the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

(3)	iBoxx Loan Total Return Swaps are standardized total return swaps on loan indices that are designed to provide exposure to the senior loan market.

Leverage. Each Fund currently employs leverage through the issuance of TFP Shares and secured bank borrowings (subject to investment restrictions). Each Fund also may source leverage through other methods, including reverse repurchase agreements. In addition, each Fund may use derivatives and other portfolio instruments that have the economic effect of leverage. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years for which published financial statements are available are set forth below:

Senior Income	2022	2021	2020
Asset Coverage Ratio(1)	260.29%	275.14%	279.27%
Regulatory Leverage Ratio(2)	38.42%	36.35%	35.81%
Effective Leverage Ratio(3)	38.42%	36.35%	35.81%

Floating Rate Income Opportunity	2022	2021	2020
Asset Coverage Ratio(1)	259.20%	273.82%	279.80%
Regulatory Leverage Ratio(2)	38.58%	36.52%	35.74%
Effective Leverage Ratio(3)	38.58%	36.52%	35.74%

Short Duration Credit Opportunities	2022	2021	2020
Asset Coverage Ratio(1)	260.06%	274.85%	279.59%
Regulatory Leverage Ratio(2)	38.45%	36.38%	35.77%
Effective Leverage Ratio(3)	38.45%	36.38%	35.77%

Acquiring Fund	2022	2021	2020
Asset Coverage Ratio(1)	260.29%	274.19%	279.42%
Regulatory Leverage Ratio(2)	38.42%	36.47%	35.79%
Effective Leverage Ratio(3)	38.42%	36.47%	35.79%

(1)

A Fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by preferred shares or senior securities representing indebtedness, bears to the aggregate amount of preferred shares and senior securities representing indebtedness issued by the Fund.

(2)

Regulatory leverage consists of preferred shares issued by and borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, also may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s regulatory leverage and effective leverage ratios. Regulatory leverage is subject to asset coverage limits set forth in the 1940 Act.
(3)

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure.

Board Members and Officers. The Acquiring Fund and the Target Funds have the same Board Members and officers. The management of each Fund, including general oversight of the duties performed by the Fund’s investment adviser under an investment management agreement between the investment adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has ten (10) Board Members, each of whom is not considered an “interested person,” as defined in the 1940 Act, of the Fund.

Pursuant to each Fund’s by-laws, the Board of the Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that typically only the members of one of the three classes stand for election each year; provided, however, that holders of preferred shares are entitled as a class to elect two Board Members at all times. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. To the extent that one or more preferred shareholders owns, holds or controls, individually or in aggregate, all or a significant portion of a series of a Fund’s outstanding preferred shares, a few holders could exert influence on the selection of the Board as a result of the requirement that holders of preferred shares be entitled to elect two Board Members at all times. The Acquiring Fund’s board structure will remain in place following the closing of the Mergers.

Investment Adviser. Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2022, Nuveen managed approximately $1.1 trillion in assets, of which approximately $147.7 billion was managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2023. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets of Nuveen-branded closed- and open-end registered investment companies organized in the United States, and a specific fund-level fee, based only on the amount of assets of such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For Senior Income’s, Floating Rate Income Opportunity’s, Short Duration Credit Opportunities’ and the Acquiring Fund’s fiscal year ended July 31, 2022, the effective management fee rates, expressed as a percentage of average total daily managed assets (including assets attributable to leverage), were 0.80%, 0.80%, 0.80% and 0.79%, respectively.

The annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Current Fund-Level Fee Schedules for the Funds

All Funds
Average Total Daily Managed Assets*	Annual Fee Rate
For the first $500 million	0.6500%
For the next $500 million	0.6250%
For the next $500 million	0.6000%
For the next $500 million	0.5750%
For managed assets over $2 billion	0.5500%

*

For this purpose, managed assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen-branded closed- and open-end registered investment companies organized in the United States, as stated in the table below. As of December 31, 2022, the complex-level fee rate for each Fund was 0.1590%.

The annual complex-level fee for each Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule, by a Fund’s daily managed assets:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Sub-Adviser. Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

For the services provided pursuant to Senior Income’s, Floating Rate Income Opportunity’s, Short Duration Credit Opportunities’ and the Acquiring Fund’s Sub-Advisory Agreements, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, calculated as set forth below. The sub-advisory fee is calculated as a percentage of the net management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Funds to Nuveen Fund Advisors.

Average Daily Managed Assets	Percentage of Net Management Fee
Up to $125 million	50.0%
$125 million to $150 million	47.5%
$150 million to $175 million	45.0%
$175 million to $200 million	42.5%
$200 million and over	40.0%

Nuveen Fund Advisors and the Sub-Adviser retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

A discussion of the basis for the Board’s most recent approval of the current Investment Management Agreement and Sub-Advisory Agreement for Senior Income, Floating Rate Income Opportunity, Short Duration Credit Opportunities and the Acquiring Fund is included in the Funds’ Annual Report for the fiscal year ended July 31, 2022.

Portfolio Management. Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the portfolio of each Fund using a team of analysts and a portfolio manager that focuses on a specific group of funds. Scott Caraher and Kevin Lorenz, CFA are portfolio managers of the Target Funds and the Acquiring Fund. Additional information regarding the portfolio managers’ compensation, other accounts managed and ownership of securities is contained in the Merger SAI. Mr. Caraher assumed portfolio management responsibility for Senior Income, Floating Rate Income Opportunity, Short Duration Credit Opportunities and the

Acquiring Fund in [•], respectively. Mr. Lorenz assumed portfolio management responsibility for Senior Income, Floating Rate Income Opportunity, Short Duration Credit Opportunities and the Acquiring Fund in [•], respectively. Scott Caraher and Kevin Lorenz, CFA, will manage the combined fund upon completion of the Mergers.

Scott Caraher is Head of Senior Loans and responsible for retail and institutional bank loan-focused portfolio management and co-PM on the firm’s Long-Short Credit Strategy. When Scott joined Nuveen affiliate Symphony Asset Management in 2002, he was a gaming and industrials analyst providing long and short credit ideas to the investment team up and down the capital structure. Scott began trading loans for the platform in 2003 and in 2005 was named an associate portfolio manager on the firm’s loan strategies. He became the lead portfolio manager on the firm’s loan strategies in 2008. Prior to joining the firm, Scott was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Kevin Lorenz, CFA, is head of high yield and responsible for retail and institutional high yield bond focused portfolio management. He has served in a variety of roles since joining the firm in 1987. He has been investing in high yield over his entire career and has focused exclusively on high yield since 1995. Kevin is also a member of the global fixed income investment committee, which discusses and debates investment policy for all global fixed income products.

Comparative Risk Information

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before you invest in a Fund, you should consider its principal risks.

Because each Fund invests primarily in senior loans, the principal risks of an investment in each Fund are similar. However, there are differences between the Funds’ investment policies that may affect their comparative risk profiles. Senior Income and Floating Rate Income Opportunity each invest at least 80% of their assets in senior loans with adjustable rates, while Short Duration Credit Opportunities and the Acquiring Fund are not required to invest in adjustable rate securities. Short Duration Credit Opportunities invests at least 80% of its managed assets in below investment grade debt instruments, while Senior Income, Floating Rate Income Opportunity and the Acquiring Fund are not required to invest in below investment grade debt instruments. Senior Income’s investments in non-U.S. issuers are limited to U.S. dollar denominated senior loans, while the other Funds’ investments in non-U.S. issuers may include both U.S. dollar and non-U.S. dollar denominated securities or debt instruments and may also include issuers in emerging markets countries. Floating Rate Income Opportunity and the Acquiring Fund each may not invest more than 20% of their managed assets in securities from the same industry, while Senior Income may not invest more than 25% of its managed assets in borrowers from the same industry and Short Duration Credit Opportunities has no stated policy in this regard.

The principal risks of investing in the Acquiring Fund are described in more detail below. See “B. Risk Factors.”

Comparative Expense Information

The purpose of the Comparative Fee Table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses of Senior Income, Floating Rate Income Opportunity, Short Duration Credit Opportunities and the Acquiring Fund for the fiscal year ended July 31, 2022 and the pro forma fees and expenses of the combined fund following the Mergers for the twelve months ended July 31, 2022 assuming all Mergers are completed and for each Merger separately.

The assets of the Funds will vary based on market conditions and other factors and may vary significantly during volatile market conditions. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

1. Comparative Fee Table(1)—Mergers of Senior Income, Floating Rate Income Opportunity and Short Duration Credit Opportunities

	Senior Income		Floating Rate Income Opportunity		Short Duration Credit Opportunities		Acquiring Fund		Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.27%		1.27%		1.27%		1.26%		1.21%
Fees on Preferred Shares and Interest and Related Expenses from Borrowings(3)	0.82%		0.80%		0.91%		0.80%		0.81%
Other Expenses	0.18	%(4)	0.12	%(4)	0.21	%(4)	0.11	%(4)	0.11%

Total Annual Expenses	2.27%		2.19%		2.39%		2.17%		2.13%

(1)

The table presented above estimates what the annual expenses of the combined fund following the Mergers would be stated as a percentage of the combined fund’s net assets attributable to common shares including the costs of leverage for the twelve month annual period ended July 31, 2022. Please see “Additional Information About the Acquiring Fund—Annual Expenses Excluding the Costs of Leverage” at page [•] for additional information.

(2)

Assumes the issuance of preferred shares in the amounts set forth in the capitalization table. Such amounts may change prior to the closing date. Please see “C. Information About the Mergers—Capitalization” at page [•].

(3)

Fees on preferred shares assume annual dividends paid and amortization of offering costs for TFP Shares, where applicable, and annual liquidity and remarketing fees for TFP Shares of Short Duration Credit Opportunities and the Acquiring Fund. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and the Sub-Adviser.

(4)	Other Expenses are estimated based on actual expenses from the prior fiscal reporting period.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Senior Income	$23	$71	$122	$261
Floating Rate Income Opportunity	$22	$69	$117	$252
Short Duration Credit Opportunities	$24	$75	$128	$273
Acquiring Fund	$22	$68	$116	$250
Combined Fund Pro Forma	$22	$67	$114	$246

2. Comparative Fee Table(1)—Merger of Senior Income Only

	Senior Income		Acquiring Fund		Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.27%		1.26%		1.24%
Fees on Preferred Shares and Interest and Related Expenses from Borrowings(3)	0.82%		0.80%		0.80%
Other Expenses	0.18	%(4)	0.11	%(4)	0.11%

Total Annual Expenses	2.27%		2.17%		2.15%

(1)

The table presented above estimates what the annual expenses of the combined fund following the Merger would be stated as a percentage of the combined fund’s net assets attributable to common shares including the costs of leverage for the twelve month annual period ended July 31, 2022. Please see “Additional Information About the Acquiring Fund—Annual Expenses Excluding the Costs of Leverage” at page [•] for additional information.

(2)

Assumes the issuance of preferred shares in the amounts set forth in the capitalization table. Such amounts may change prior to the closing date. Please see “C. Information About the Mergers—Capitalization” at page [•].

(3)

Fees on preferred shares assume annual dividends paid and amortization of offering costs for TFP Shares, where applicable, and annual liquidity and remarketing fees for TFP Shares of the Acquiring Fund. The TFP Shares of Senior Income, which currently are in a Variable Rate Mode, currently do not incur liquidity or remarketing fees. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and the Sub-Adviser.

(4)	Other Expenses are estimated based on actual expenses from the prior fiscal reporting period.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Senior Income	$23	$71	$122	$261
Acquiring Fund	$22	$68	$116	$250
Combined Fund Pro Forma	$22	$67	$115	$248

3. Comparative Fee Table(1)—Merger of Floating Rate Income Opportunity Only

	Floating Rate Income Opportunity		Acquiring Fund		Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.27%		1.26%		1.23%
Fees on Preferred Shares and Interest and Related Expenses from Borrowings(3)	0.80%		0.80%		0.80%
Other Expenses	0.12	%(4)	0.11	%(4)	0.10%

Total Annual Expenses	2.19%		2.17%		2.13%

(1)

The table presented above estimates what the annual expenses of the combined fund following the Merger would be stated as a percentage of the combined fund’s net assets attributable to common shares including the costs of leverage for the twelve month annual period ended July 31, 2022. Please see “Additional Information About the Acquiring Fund—Annual Expenses Excluding the Costs of Leverage” at page [•] for additional information.

(2)

Assumes the issuance of preferred shares in the amounts set forth in the capitalization table. Such amounts may change prior to the closing date. Please see “C. Information About the Mergers—Capitalization” at page [•].

(3)

Fees on preferred shares assume annual dividends paid and amortization of offering costs for TFP Shares, where applicable, and annual liquidity and remarketing fees for TFP Shares of the Acquiring Fund. The TFP Shares of Floating Rate Income Opportunity, which currently are in a Variable Rate Mode, currently do not incur liquidity or remarketing fees. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and the Sub-Adviser.

(4)	Other Expenses are estimated based on actual expenses from the prior fiscal reporting period.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Floating Rate Income Opportunity	$22	$69	$117	$252
Acquiring Fund	$22	$68	$116	$250
Combined Fund Pro Forma	$22	$67	$114	$246

4. Comparative Fee Table(1)—Merger of Short Duration Credit Opportunities Only

	Short Duration Credit Opportunities		Acquiring Fund		Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.27%		1.26%		1.25%
Fees on Preferred Shares and Interest and Related Expenses from Borrowings(3)	0.91%		0.80%		0.82%
Other Expenses	0.21	%(4)	0.11	%(4)	0.11%

Total Annual Expenses	2.39%		2.17%		2.18%

(1)

The table presented above estimates what the annual expenses of the combined fund following the Merger would be stated as a percentage of the combined fund’s net assets attributable to common shares including the costs of leverage for the twelve month annual period ended July 31, 2022. Please see “Additional Information About the Acquiring Fund—Annual Expenses Excluding the Costs of Leverage” at page [•] for additional information.

(2)

Assumes the issuance of preferred shares in the amounts set forth in the capitalization table. Such amounts may change prior to the closing date. Please see “C. Information About the Mergers—Capitalization” at page [•].

(3)

Fees on preferred shares assume annual dividends paid and amortization of offering costs for TFP Shares, where applicable, and annual liquidity and remarketing fees for TFP Shares of Short Duration Credit Opportunities and the Acquiring Fund. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and the Sub-Adviser.

(4)	Other Expenses are estimated based on actual expenses from the prior fiscal reporting period.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Short Duration Credit Opportunities	$24	$75	$128	$273
Acquiring Fund	$22	$68	$116	$250
Combined Fund Pro Forma	$22	$68	$117	$251

Comparative Performance Information

Comparative total return performance for the Funds for periods ended July 31, 2022.

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Senior Income	-3.03%	2.05%	4.19%	-5.84%	1.23%	3.42%
Floating Rate Income Opportunity	-2.82%	2.17%	4.52%	-3.76%	1.05%	4.03%
Short Duration Credit Opportunities	-3.52%	1.82%	3.94%	-5.50%	0.78%	3.43%
Acquiring Fund	-2.84%	2.18%	4.37%	-2.59%	1.44%	4.31%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

The principal risks of investing in the Acquiring Fund are described below. The risks and special considerations listed below should be considered by common shareholders of a Target Fund in their evaluation of the applicable Merger. While investment in the Target Funds is also generally subject to each of these principal risks, the shareholders of a Target Fund should also consider the following differences between the Funds’ investment policies that may affect the comparative risk profile:

•

Senior Income and Floating Rate Income Opportunity each invest at least 80% of their assets in senior loans with adjustable rates, while Short Duration Credit Opportunities and the Acquiring Fund are not required to invest in adjustable rate securities.

•

Short Duration Credit Opportunities invests at least 80% of its managed assets in below investment grade debt instruments, while Senior Income, Floating Rate Income Opportunity and the Acquiring Fund are not required to invest in below investment grade debt instruments.

•

Senior Income’s investments in non-U.S. issuers are limited to U.S. dollar denominated senior loans, while the other Funds’ investments in non-U.S. issuers may include both U.S. dollar and non-U.S. dollar denominated securities or debt instruments and may also include issuers in emerging markets countries.

•

Floating Rate Income Opportunity and the Acquiring Fund each may not invest more than 20% of their managed assets in securities from the same industry, while Senior Income may not invest more than 25% of its managed assets in borrowers from the same industry and Short Duration Credit Opportunities has no stated policy in this regard.

General Risks of Investing in the Acquiring Fund

Investment and Market Risk. An investment in the Acquiring Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Acquiring Fund represents an indirect investment in the securities owned by the Fund. Your shares of the Acquiring Fund at any point in time may be worth less than your original investment.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Litigation Risk. From time to time, the Acquiring Fund, the Adviser and/or the Sub-Adviser may be subject to pending or threatened litigation or regulatory action. Some of these claims may result in significant defense costs and potentially significant judgments. The ultimate outcome of any potential litigation or regulatory action or any claims that may arise in the future cannot be predicted and the reputation of the Fund, the Adviser and/or the Sub-Adviser could be damaged as a result. Certain litigation or regulatory scrutiny could materially adversely affect the Fund. The resolution of certain claims may result in significant fines, judgments, or settlements, which, if partially or completely uninsured, could adversely impact the Fund or the ability of the Adviser and/or the Sub-Adviser to perform their duties to the Fund.

Leverage Risk. The use of leverage created through borrowings and issuing preferred shares, such as the TFP Shares, creates an opportunity for increased net income and returns, but also creates special risks for shareholders, including potential interest rate risks and the likelihood of greater volatility of net asset value and market price of, and distributions on, your Acquiring Fund shares. Issuance of preferred shares will increase the Fund’s leverage. There is no assurance that the Fund’s leveraging strategy will be successful. Changes in the value of the Fund’s portfolio, including risk of loss and costs attributable to borrowings and preferred shares, such as the TFP Shares, will be borne entirely by holders of common shares. The Fund’s use of leverage can result in a greater decrease in net asset value in declining markets. The Fund’s use of leverage similarly can magnify the impact of changing market conditions on market prices for the Fund’s common shares.

So long as the rate of distributions received from the Fund’s portfolio investments purchased with the proceeds of leverage, net of applicable Fund expenses, exceeds the then current interest or dividend rate on such leverage, the investment of the proceeds of such leverage will generate more cash flow than will be needed to make interest or dividend payments. If so, the excess cash flow will be available to pay higher distributions to holders of common shares. However, if the rate of cash flow received from the Fund’s portfolio investments purchased with the proceeds of leverage, net of applicable Fund expenses, is less than the then current interest or dividend rate on any such leverage, the Fund may be required to utilize other Fund assets to make interest or dividend payments on such leverage and this may result in reduced net investment income available for distribution to holders of common shares.

The Fund will use derivatives, such as interest rate swaps, to manage the Fund’s effective interest rate exposure. However, the Fund cannot assure you that the use of leverage will result in a higher yield or return to shareholders. The income benefit from leverage will be reduced to the extent that the difference narrows between the net earnings on the Fund’s portfolio securities and its cost of leverage. Because of the costs of leverage, the Fund may incur losses even if the Fund has positive returns, if they are not sufficient to cover the costs of leverage. The Fund’s cost of leverage includes interest on borrowings and dividends paid on preferred shares, such as the TFP Shares, as well as any one-time costs (e.g., issuance costs) and ongoing fees and expenses associated with such leverage.

Furthermore, the amount of fees paid to Nuveen Fund Advisors (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for Nuveen Fund Advisors and the Sub-Adviser to leverage the Fund or increase its leverage.

The Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above and magnify the Fund’s leverage risk.

Subordination Risk. The liquidation and distribution rights of common shareholders are subordinated to the right of preferred shareholders, and such rights of common shareholders and preferred shareholders are subordinated to the rights of a lender under the Credit Facility or any future credit facility as described below under “Capital Structure Risk” and any holders of other indebtedness of the Fund and the claims of other creditors of the Fund. Therefore, dividends, distributions and other payments to common shareholders in liquidation or otherwise will be subject to prior payments due, if any, to the holders of indebtedness or other creditors of the Fund and preferred shareholders. Creditors of the Fund may include lenders and counterparties in connection with any borrowings, reverse repurchase agreements, delayed delivery purchases and/or forward delivery contracts or derivatives, including interest rate swaps or caps, entered into by the Fund. Liquidity providers and bank owners of preferred shares are or may become creditors of the Fund, including in the capacity of lender in the Credit Facility or any future credit facility.

Capital Structure Risk. As noted above, the rights of a lender under the Credit Facility or any future credit facility and any other creditors to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of the holders of the Fund’s preferred shares and common shares with respect to the payment of dividends and other distributions, and upon liquidation. In addition, the Fund may not be permitted to declare or make payments of dividends and other distributions with respect to its preferred shares and common shares (other than a dividend in common shares of the Fund), purchase common shares or preferred shares or redeem its preferred shares unless, at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists or would occur under the Credit Facility (or any other credit facility in effect as of such date) that would limit or otherwise block such payments. These limitations could prevent the Fund from satisfying the distribution requirements for qualifying as a regulated investment company for federal income tax purposes. In addition, borrowings under the Credit Facility are secured by substantially all of the assets of the Fund. Borrowings under any future credit facility are expected to be so secured.

Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Risk. Debt instruments in which the Fund may invest are subject to the risk of non- payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Even if an issuer remains current on principal and interest payments, a deterioration in the market’s perception of the issuer’s ability to make such payments in the future may cause a reduction in the value of the issuer’s securities, and a commensurate decrease in the value of the Fund’s net assets.

To the extent that an issuer must refinance its debt instrument in order to make principal payments at maturity, the issuer’s inability to refinance may present increased risk of loss to the Fund.

There can be no assurance that the liquidation of any collateral securing a debt obligation would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a debt obligation. The collateral securing a debt obligation may lose all or substantially all of its value in the event of bankruptcy of an issuer. Some debt obligations are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such debt obligations to presently existing or future indebtedness of the issuer or take other action detrimental to the holders of debt obligations, including, in certain circumstances, invalidating such debt obligations or causing interest previously paid to be refunded to the issuer. If interest were required to be refunded, it would negatively affect the Fund’s performance.

In evaluating the creditworthiness of issuers, the Sub-Adviser may consider, and may rely in part on, analyses performed by others. Issuers may have outstanding debt obligations that are rated below investment grade by a NRSRO. NRSROs are private services that provide ratings of the credit quality of debt instruments. Ratings assigned by an NRSRO are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. NRSROs may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays an NRSRO for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. Many of the debt obligations acquired by the Fund will have been assigned ratings below investment grade quality. Because of the protective features of senior loans, the Sub-Adviser believes that senior loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. In addition, the Sub-Adviser believes there are investment opportunities in the subordinated loan segment, which it believes create the potential for attractive risk-adjusted returns. The Sub-Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities.

The Fund’s senior loans and other loans may include interest rate reset provisions, which can increase issuer credit risk. Under certain circumstances, a loan’s interest rate may reset at a higher rate that the borrower cannot repay and thereby cause the loan to default.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Below Investment Grade Risk. The Fund may purchase senior loans and other debt instruments that are rated below investment grade at the time of investment or that are unrated but judged by the portfolio managers to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt, which may be subject to higher price volatility and default risk than investment grade instruments of comparable terms and duration. Issuers of lower grade instruments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. The secondary market for lower grade instruments, including some senior loans and most subordinated loans may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular instrument. There are fewer dealers in the market for lower grade securities than for investment grade obligations. The prices quoted by different dealers for lower grade instruments may vary significantly and the spread between the bid and ask price for such instruments is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these instruments or may be able to sell the instruments only at prices lower than if such instruments were widely traded. Prices realized upon the sale of such lower rated or unrated instruments, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Distressed and defaulted securities, including debtor-in-possession loans, or “DIPs,” generally present the same risks as investments in below investment grade debt instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. An issuer of distressed securities may be in bankruptcy or undergoing some other form of financial restructuring. Interest and/or principal payments on distressed securities may be in default. Distressed securities present a risk of loss of principal value, including potentially a total loss of value. Distressed securities may be highly illiquid and the prices at which distressed securities may be sold may represent a substantial discount to what the Sub-Adviser believes to be the ultimate value of such obligations.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. The Sub-Adviser may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objective will be more dependent on the Sub-Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Rating Agencies Risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Non-U.S. Securities Risk. Investments in securities of non-U.S. companies involve special risks not presented by investments in securities of U.S. companies, including the following: less publicly available information about non-U.S. companies or markets due to less rigorous disclosure or accounting standards or regulatory practices; restrictions on foreign investment; possible restrictions on repatriation of investment income and capital; reduced levels of government regulation of foreign securities markets; many non-U.S. markets may be smaller, less liquid and more volatile; potential adverse effects of fluctuations in controls on the value of the Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets, including expropriation and nationalization; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest; and withholding and other non-U.S. taxes may decrease the Fund’s return. In addition, settlement, clearing, safe custody and registration procedures may be underdeveloped, which increases the chance of an error, fraud or default, which could cause loss to the Fund. Also, enforcing legal rights, such as security interests in collateral underlying loans, may be difficult, costly and slow in non-U.S. countries. Given this possibility, underlying collateral of non-U.S. borrowers may be insufficient to fully discharge their obligations to the Fund. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. See “—Emerging Markets Risk” below. To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt. The Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the Fund, it is unlikely that U.S. holders of shares of the Fund will be able to claim a credit or deduction for such foreign taxes for federal income tax purposes. See “Additional Information About the Acquiring Fund – Federal Income Tax Matters Associated with Investment in the Acquiring Fund.” Furthermore, foreign market securities may incur brokerage or stock transfer taxes, which may have the effect of increasing the Fund’s cost of investment and which may reduce the realized gain or increase the loss on such securities at the time of sale.

Although the Fund may hedge its exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so. Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self- sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries.

Emerging Markets Risk. The Fund may invest its Managed Assets in securities of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in senior loans and other debt instruments of non-U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries. Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Currency Risk. The Fund may invest in securities of non-U.S. issuers that are non-U.S. dollar denominated. Investments by the Fund in non-U.S.-dollar denominated securities will be subject to currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of securities denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund.

Senior Loan Risk. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the senior loans that the Fund intends to invest in are usually rated below investment grade and share the same risks of other below investment grade debt instruments.

Senior loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a senior loan results in a reduction in income to the Fund, a reduction in the value of the senior loan and a decrease in the Fund’s net asset value. This decrease in the Fund’s net asset value would be magnified by the Fund’s use of leverage. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of senior loans and in the Fund’s net asset value.

Although the Fund invests primarily in senior loans that are secured by specific collateral, there can be no assurance the liquidation of such collateral would satisfy a borrower’s obligation to the Fund in the event of borrower default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loan.

In the event of bankruptcy of a borrower, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. If a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. In addition, owning such collateral may impact the Fund’s ability to qualify as a regulated investment company for federal income tax purposes. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.

The amount of public information with respect to senior loans generally may be less extensive than that available for more widely rated, registered and exchange-listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments, other than the requirement that unsecured senior loans be of investment grade quality at the time of investment. The Sub-Adviser may rely exclusively or primarily on its own evaluation of borrower credit quality in selecting senior loans for purchase. As a result, the Fund is particularly dependent on the analytical abilities of the Sub-Adviser.

No active trading market currently exists for some of the senior loans in which the Fund may invest and, thus, those loans may be illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund’s books. The illiquidity of some senior loans may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true fair value of the securities. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund sell other investments or borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for senior loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund’s net asset value and market price per share.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of senior loans that are considered highly leveraged transactions or subject such senior loans to increased regulatory scrutiny, financial institutions may determine to sell such senior loans. Such sales could result in prices that, in the opinion of the Sub-Adviser, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the senior loan may be adversely affected.

Any lender, which could include the Fund, is subject to the risk that a court could find the lender liable for damages in a claim by a borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying the senior loan.

The Fund may purchase and retain in its portfolio senior loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a senior loan.

Second Lien Loans and Unsecured Loans Risk. Second lien loans and unsecured loans generally are subject to the same risks associated with investments in senior loans, as discussed above. Because second lien loans and unsecured loans are lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for unsecured loans, which are not backed by a security interest in any specific collateral. Second lien loans and unsecured loans are expected to have greater price volatility than Senior Loans and may be less liquid. Second lien loans and unsecured loans of below investment grade quality also share the same risks of other below investment grade debt instruments.

Subordinated Loans and Other Subordinated Debt Instruments. Issuers of subordinated loans and other subordinated debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other subordinated debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the subordinated loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer. In addition, the Fund will likely not be in a position to control any issuer by investing in its debt instruments. As a result, the Fund will be subject to the risk that an issuer in which it invests may make business decisions with which the Fund disagrees and the management of such issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor.

Other Risks Associated With Loans. Many senior loans, second lien loans and other loans in which the Fund invests may not be rated by a NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that a secondary market does exist for certain loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, the amount of public information available with respect to loans generally may be less extensive than that available for registered or exchange listed securities. As a result, the Fund is particularly dependent on the analytical abilities of the Sub-Adviser with respect to investments in such loans. The Sub-Adviser’s judgment about the credit quality of a borrower may be wrong. Economic and other events (whether real or perceived) can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Fund’s net asset value to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for some senior loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s net asset value. During periods of limited supply and liquidity of loans, the Fund’s yield may be lower. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain loans and other securities or market conditions that reduce liquidity) can reduce the value of loans and other debt obligations, impairing the Fund’s net asset value.

Risk of Settlement Delays. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan transactions, and the loan market has not established enforceable settlement standards or remedies for failure to settle.

Loans Not Considered Securities. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of the federal securities laws.

Interest Rate Risk. Interest rate risk is the risk that fixed rate debt instruments will decline in value because of changes in market interest rates. When interest rates rise, the value of a fund invested in fixed rate obligations can be expected to decline. Conversely, when interest rates decline, the value of a fund invested in fixed rate obligations can be expected to rise. The Fund’s investments in such fixed rate instruments means that the net asset value of the Fund and market price of the common shares will tend to decline if market interest rates rise. Market interest rates in the U.S. and in certain other countries in which the Fund may invest are near historically low levels. Because interest rates on most adjustable rate instruments typically only reset periodically (e.g., monthly or quarterly), a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s net asset value.

Income Risk. The Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If interest rates drop, the Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Basis Risk. As short-term rates change, interest income from floating rate loans may not increase in concert with increases in the costs of floating rate leverage or other borrowings, introducing basis or imperfect hedging risk.

Risks in Loan Valuation. The Fund utilizes independent pricing services to value most senior loans and other debt securities at their market value. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with investing in below investment grade debt instruments including, but not limited to: a limited number of market participants, a lack of publicly-available information, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments.

Senior Loan Agent Risk. A financial institution’s employment as an Agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Loan Participation Risk. The Fund may purchase a participation interest in a senior loan and by doing so acquire some or all of the interest of a bank or other lending institution in a senior loan to a borrower. A participation typically will result in the Fund having a contractual relationship only with the lender, not the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In the event of insolvency or bankruptcy of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the senior loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the senior loan. Such third party participation arrangements are designed to give senior loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the senior loan will be repaid in full.

Prepayment Risk. During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Prepayments cannot be predicted with accuracy. Loans in particular may be subject to early prepayment and thus the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. In addition, below investment grade securities frequently have call features that allow an issuer to redeem a security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

Short Exposure Risk. The Fund may enter into tactical short positions, either directly or through derivatives, to create negative investment exposure to or hedge existing investment exposure. Short selling involves selling securities that may be owned, and if not owned, borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The success of the Fund’s short selling to create negative investment exposure is dependent on the Sub-Adviser’s ability to correctly determine which investments are likely to decline in value, either in absolute terms or relative to corresponding long positions in the portfolio, which may be different than the Sub-Adviser’s ability to invest in long portfolio positions.

Structured Product Risk. The Fund may invest in structured products such as structured notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the illiquidity of the Fund’s portfolio to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including income risk, credit and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Warrants and Equity Securities Risk. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in adjustable rate instruments or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund may possess material non-public information about an issuer as a result of its ownership of an adjustable rate instrument or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity. The duration of the Fund’s portfolio is not subject to any limits and therefore the portfolio may be very sensitive to interest rate changes.

Zero Coupon Bonds Risk. The market prices of zero coupon bonds of below investment grade quality will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash.

Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed- to-floating-rate securities will decline due to lower coupon payments on floating rate securities.

London Interbank Offered Rate (“LIBOR”) Replacement Risk. LIBOR is an index rate that historically has been widely used in lending transactions and remains a common reference rate for setting the floating interest rate on private loans. The use of LIBOR is being be phased out, which may adversely affect the Fund’s investments whose value is tied to LIBOR. While the Secured Overnight Financing Rate (“SOFR”) has been recommended as the replacement rate for LIBOR, and some product markets have adopted the use of SOFR, LIBOR may still be used as a reference rate until such time that private markets have fully transitioned to using SOFR or other alternative reference rates recommended by applicable market regulators. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products and instruments will be impacted by this transition.

When-Issued and Delayed Delivery Transactions Risk. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Illiquid Securities Risk. The Fund may invest in securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The privately negotiated subordinated loans to middle-market companies in which the Fund may invest are likely to be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Derivatives Risk, Including the Risk of Swaps. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. The risks associated with derivatives include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the Adviser and the Sub-Adviser correctly forecast market values, interest rates and other applicable factors. If the Adviser and the Sub-Adviser incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund is subject to the credit risk that its counterparty (whether a clearing corporation in the case of exchange traded instruments or another third party in the case of over-the-counter instruments) may be unable to meet its obligations. In addition, there is a risk of loss by the Fund of margin deposits in the event of the bankruptcy of the dealer with whom the Fund has an open position in an option or futures or forward contract. Derivative instruments traded in foreign markets may offer less liquidity and greater credit risk than comparable instruments traded in domestic markets. The ability of the Fund to close out its positions also may be affected by exchange imposed daily trading limits on options and futures contracts. If the Fund is unable to close out a position, it will be unable to realize its profit or limit its losses until such time as the option becomes exercisable or expires or the futures or forward contract terminates, as the case may be. The inability to close out options, futures and forward positions could also have an adverse impact on the Fund’s ability to use derivative instruments as a hedging strategy.

The Fund may enter into debt- related derivatives instruments including credit default swap contracts and interest rate swaps. The Fund may enter into total return swaps on an underlying index to create investment exposure. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Credit default and total return swap agreements may effectively add leverage to the Fund’s portfolio. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. In addition, the use of swaps requires an understanding by the Adviser and the Sub-Adviser not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid, increasing the Fund’s interest rate risk. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market, including the swaps market, could adversely affect the Fund’s ability to successfully use derivative instruments. See also, “—Counterparty Risk” and “—Hedging Risk.”

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into by the Fund. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives transactions may affect the value of those instruments. Because certain derivative transactions in which the Fund may engage may be traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise becomes unable to perform its obligations due to financial difficulties the Fund may sustain losses (including the full amount of its investment), may be unable to liquidate a derivatives position or may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. By entering into derivatives transactions, the Fund assumes the risk that its counterparties could experience such financial hardships. Although the Fund intends to enter into transactions only with counterparties that the Adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction. In the event of a counterparty’s bankruptcy or insolvency, any collateral posted by the Fund in connection with a derivatives transaction may be subject to the conflicting claims of that counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions. In a cleared derivative transaction, generally, a clearing organization becomes substituted for each counterparty to a cleared derivative contract and each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. In effect, the clearing organization guarantees a party’s performance under the contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund, or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared over-the- counter derivative transactions generally do not benefit from such protections. As a result, for uncleared over-the- counter derivative transactions, there is the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. This risk is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.

Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty. The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in separate secure accounts all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and cleared swaps and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested in certain instruments permitted under applicable regulations. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for the relevant account class.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but CFTC rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, the Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Call Risk. If interest rates fall, it is possible that issuers of callable preferred securities and debt instruments with higher interest coupons will “call” (or prepay) their preferred securities or debt instruments before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security. For premium preferred securities and debt instruments (securities and instruments acquired at prices that exceed their par or principal value) purchased by the Fund, call risk may be increased.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser and the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser and the Sub-Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. See “Derivatives and Hedging Strategies.”

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate.

Borrowing Risk. In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, pay dividends, repurchase its shares, or clear portfolio transactions. Borrowings may exaggerate changes in the net asset value of the Fund and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings.

Repurchase Agreement Risk. With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Fund may seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price and date, thereby establishing an effective interest rate. The Fund’s use of reverse repurchase agreements, in economic essence, constitute a secured borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms.

Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Legislation and Regulatory Risk. At any time after the date of this Joint Proxy Statement/Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Additionally, the Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” under Rule 4.5 promulgated by the CFTC pursuant to its authority under the Commodity Exchange Act of 1936, as amended (the “CEA”) and, therefore, is not subject to registration or regulation as a “commodity pool operator.” As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than bona fide hedging. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Fund does not continue to claim the exclusion, it would likely become subject to registration and regulation as a commodity pool operator. The Fund may incur additional expenses as a result of the CFTC’s registration and regulatory requirements.

Anti-Takeover Provisions. The Fund’s Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. An ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their net asset value.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of your investment and dividends on your investment declines. In addition, during any periods of rising inflation, preferred share dividend rates and interest rates on borrowings would likely increase, which, without a corresponding increase in the interest rates on investments in the Fund’s portfolio, would reduce returns to common shareholders.

Inflation Correlation Risk. Although the values of certain of the Fund’s loan investments are generally linked or correlated to the rate of inflation, there is no guarantee that such investments will provide any protection against the impact of inflation. In addition, while these investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. Further, when inflation and expectations of inflation are low or declining, the Fund’s positions in such investments are likely to underperform the overall stock markets.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, and environmental disasters and the spread of infectious illnesses or other public health emergencies, possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—further downgrade of U.S. government securities, the change in the U.S. president and the new administration and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. In addition, Russia’s recent invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Recent Market Conditions. In response to the financial crisis and recent market events, the United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In some countries where economic conditions are recovering, such countries are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain investments. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasigovernmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy, including with respect to certain interest rates, may affect the value, volatility and liquidity of dividend and interest paying securities. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. The U.S. government has recently reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of investments. Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

On June 23, 2016, the United Kingdom (“UK”) held a referendum on whether to remain a member state of the European Union (“EU”), in which voters favored the UK’s withdrawal from the EU, an event widely referred to as “Brexit” and which triggered a two-year period of negotiations on the terms of withdrawal. The formal notification to the European Council required under Article 50 of the Treaty on EU was made on March 29, 2017, following which the terms of exit were negotiated. On January 31, 2020, the UK formally withdrew from the EU and the two sides entered into a transition phase, where the UK effectively remained in the EU from an economic perspective, but no longer had any political representation in the EU parliament. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK. On December 30, 2020, the UK and EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The longer term economic, legal, political and social framework to be put in place between the UK and the EU are unclear at this stage, remain subject to negotiation and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Cybersecurity Risk. Technology, such as the internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause the Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, the Adviser, the Sub-Adviser, Nuveen and/or TIAA. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Potential Conflicts of Interest Risk. The Adviser and the Sub-Adviser each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. For example, the Adviser and the Sub-Adviser may provide investment management services to other funds and accounts that follow investment objectives similar to that of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, the Sub-Adviser may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds, other commingled funds, collateralized loan obligations, collateralized debt obligations, simplified employee pension accounts and other private funds. The Adviser and the Sub-Adviser have adopted policies and procedures designed to address such situations and other potential conflicts of interests.

Tax Risk. The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under the Code of 1986. As a RIC, the Fund is not expected to be subject to federal income tax to the extent that it distributes its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of federal income tax. The Fund’s income, including its net capital gain, would first be subject to federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

C.	INFORMATION ABOUT THE MERGERS

General

Nuveen Fund Advisors, a subsidiary of Nuveen and the Funds’ investment adviser, recommended the Merger proposals as part of an ongoing initiative to streamline Nuveen’s closed-end fund line-up and eliminate overlapping products. Each Fund’s Board considered its Fund’s Merger(s) and determined that the Merger(s) would be in the best interests of its Fund. Based on information provided by Nuveen Fund Advisors, each Target Fund’s Board believes that its Fund’s proposed Merger may benefit the common shareholders of its Fund in a number of ways, including, among other things:

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•

The potential for a narrower trading discount as a result of the Acquiring Fund’s common shares trading at a discount that historically has been the same or lower than that of Senior Income’s common shares and lower than or approximately equal to that of Floating Rate Income Opportunity’s and Short Duration Credit Opportunities’ common shares;

•	Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund; and

•

Assuming each Merger is completed, lower net operating expenses (excluding the cost of leverage), as certain fixed costs are spread over the combined fund’s larger asset base which may also help to achieve fund-level management fee breakpoints.

With respect to holders of preferred shares of each Target Fund, the Target Fund’s Board considered that, upon the closing of the applicable Merger, holders of any preferred shares outstanding immediately prior to the closing will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially similar terms, immediately prior to the closing of the Merger, as the preferred shares of the applicable Target Fund.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund also may benefit from economies of scale due to a larger asset base, greater secondary market liquidity and increased portfolio and leverage management flexibility. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund’s Board considered that the outstanding preferred shares of the Acquiring Fund and preferred shares of the Acquiring Fund to be issued in the Mergers would have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

For these reasons, each Fund’s Board has determined that its Fund’s Merger(s) are in the best interest of its Fund and has approved such Merger(s).

The closing of each Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for a Merger to occur, all requisite shareholder approvals must be obtained at the applicable Fund’s shareholder meetings, and certain other consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to outstanding preferred shares of the Acquiring Fund and lenders under the Acquiring Fund’s Credit Facility, must also be obtained. Because the closing of each Merger is contingent upon the applicable Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur even if shareholders of a Fund entitled to vote approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If a Merger is not consummated, the Board of the Target Fund involved in that Merger may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposals or continuing to operate the Target Fund as a standalone fund. The closing of each Merger is not contingent on the closing of any other Merger.

Terms of the Mergers

General. The Agreement and Plan of Merger by and among the Acquiring Fund, each Target Fund and the Merger Sub (the “Agreement”), in the form attached as Appendix A to this Joint Proxy Statement/Prospectus, sets forth the terms of each Merger and, with respect to each Merger, provides for: (1) the merger of the Target Fund with and into the Merger Sub, with the Merger Sub continuing as the surviving company and the separate legal existence of the Target Fund ceasing for all purposes as of the Effective Time; (2) the conversion of the issued and outstanding common shares of beneficial interest of the Target Fund into newly issued common shares of beneficial interest of the Acquiring Fund, par value $0.01 per share (with cash being received in lieu of any fractional Acquiring Fund common shares), and (3) the conversion of the issued and outstanding TFP Shares of the Target Fund into newly issued TFP Shares, with a par value of $0.01 per share and a liquidation preference of $1,000 per share. With respect to each Merger, as of the Effective Time, without any further action, the Merger Sub as the surviving company shall (i) succeed to and possess all rights, powers and privileges of the Merger Sub and the Target Fund, and all of the assets and property of whatever kind and character of the Target Fund and the Merger Sub shall vest in the Merger Sub, and (ii) be liable for all of the liabilities and obligations of the Target Fund and the Merger Sub. As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund and the Acquiring Fund will assume the liabilities of the Merger Sub in complete liquidation and dissolution of the Merger Sub under Massachusetts law. The Merger Sub has been formed for the sole purpose of consummating the Mergers and the Merger Sub will not conduct any business prior to the closing of the Mergers, except as necessary to facilitate the Mergers.

As a result of the Mergers, and subsequent distribution of assets to the Acquiring Fund, the assets of the Acquiring Fund and the Target Funds would be combined, and the shareholders of the Target Funds would become shareholders of the Acquiring Fund. The Acquiring Fund will be the accounting survivor of the Mergers.

Each preferred shareholder of a Target Fund will receive the same number of Acquiring Fund TFP Shares having substantially similar terms as the outstanding TFP Shares of such Target Fund held by such preferred shareholder immediately prior to the closing of the Mergers. The aggregate liquidation preference of the Acquiring Fund TFP Shares received in connection with the Mergers will equal the aggregate liquidation preference of a Target Fund’s TFP Shares held immediately prior to the closing of the Mergers. The Acquiring Fund TFP Shares to be issued in connection with the Mergers will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including any TFP Shares of the Acquiring Fund to be issued in connection with the Mergers, and any borrowings of the Acquiring Fund, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

The closing date is expected to be on or about [•], 2023, or such other date as the parties may agree (the “Closing Date”). Following the Mergers, each Target Fund will terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Mergers as a registered closed-end management investment company, with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

The aggregate net asset value, as of the Valuation Time (as defined below), of the Acquiring Fund common shares received by each Target Fund’s common shareholders in connection with the Mergers will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of each Fund will be reduced by the costs of the Mergers borne by such Fund. See “—Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds” for a description of the rights of Acquiring Fund common shareholders. However, no fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to a Target Fund’s shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, Target Fund shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets at the effective time of a Merger. As a result of the Mergers, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Mergers and thus, common shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or a Target Fund individually.

Following the Mergers, each preferred shareholder of the Target Funds would own the same number of Acquiring Fund TFP Shares with the same aggregate liquidation preference as the TFP Shares of the Target Fund held by such shareholder immediately prior to the closing of the Mergers, with substantially similar terms as the outstanding TFP Shares of the Target Fund held by such preferred shareholder immediately prior to the closing of a Merger. As a result of the Mergers, preferred shareholders of the Funds may hold reduced voting percentages of preferred shares in the combined fund than they held in the Acquiring Fund or a Target Fund individually.

Valuation of Common Shares. Pursuant to the Agreement, the net asset value per share of each Target Fund and the Acquiring Fund shall be computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date referred to herein as the “Valuation Time”) using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as will be mutually agreed upon by the parties.

Acquiring Fund Common Shares to be Issued. At the effective time of the closing (the “Effective Time”), each Target Fund common share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund common shares equal to one multiplied by the quotient of the net asset value per share of the Target Fund divided by the net asset value per share of the Acquiring Fund.

Distributions. Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if a Target Fund has undistributed net investment income or undistributed net capital gains, such Target Fund is required to declare a distribution prior to the Valuation Time, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax) for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement; however, it is anticipated that the Acquiring Fund will declare a distribution prior to the Closing Date which will result in the distribution of a portion of its undistributed net investment income to its shareholders. Consequently, Target Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than a Target Fund’s undistributed net investment income and undistributed realized net capital gains immediately preceding the distributions described above, if any. As a result, the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Mergers is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Mergers.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the receipt of shareholder approval of the Agreement with respect to a Merger, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to a Target Fund’s shareholders under the Agreement with respect to a Merger to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of each Merger is subject to the satisfaction or waiver (if permissible) of the following closing conditions: (1) the requisite approval by the common and preferred shareholders of each Fund of the proposals with respect to the Target Fund’s Merger described in this Joint Proxy Statement/Prospectus, (2) each Fund’s receipt of an opinion of counsel substantially to the effect that the merger of the Target Fund with and into the Merger Sub will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Mergers”), (3) the absence of legal proceedings challenging the Mergers, and (4) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Mergers to occur, certain other consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to outstanding preferred shares of the Acquiring Fund and lenders under the Acquiring Fund’s Credit Facility, must also be obtained.

Termination. With respect to each Merger, the Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Chief Administrative Officer, President or any Vice President of each Fund without further action by a Target Fund’s Board or the Acquiring Fund’s Board. In addition, a Fund may at its option terminate the Agreement with respect to its Merger at or before the closing due to: (1) a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (3) a determination by a Target Fund’s Board or the Acquiring Fund’s Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of its respective Fund involved in the Merger(s).

Reasons for the Mergers

Based on the considerations described below, the Board of Trustees of each Target Fund (each, a “Target Board” and collectively, the “Target Boards”), all of whom are not “interested persons,” as defined in the 1940 Act, and the Board of Trustees of the Acquiring Fund (the “Acquiring Board” and together with the Target Boards, the “Boards” and each individually, a “Board”), all of whom are not “interested persons,” as defined in the 1940 Act, have each determined that its Fund’s Merger(s) would be in the best interests of its Fund and that the interests of the existing shareholders of its Fund would not be diluted as a result of such Merger(s). At a meeting held on January 19, 2023 (the “Board Meeting”), each Board approved its Fund’s Merger(s) and recommended that shareholders of its Fund, as applicable, approve such Merger(s).

At and prior to the Board Meeting, including at previous meetings, Nuveen Fund Advisors made presentations and provided the Boards with information relating to the proposed Mergers and alternatives to the proposed Mergers. Prior to approving the Mergers, each Board reviewed the foregoing information with its independent legal counsel and with management, reviewed with independent legal counsel applicable law and its duties in considering such matters and met with independent legal counsel in private sessions without management present. Each Board recognized that Nuveen Fund Advisors, each Fund’s investment adviser, had recommended the Merger proposals as part of an ongoing initiative to streamline Nuveen’s closed-end fund line-up and eliminate overlapping products. Based on the foregoing, the Boards considered the following factors (as applicable), among others, in approving the Mergers and recommending that shareholders of the Funds (as applicable) approve the Mergers:

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	the consistency of portfolio management;

•	the larger asset base of the combined fund as a result of the Mergers and the effect of the Mergers on fees and expense ratios;

•	the potential for improved secondary market trading with respect to common shares;

•	the anticipated federal income tax-free nature of the Mergers;

•	the expected costs of the Mergers;

•	the terms of the Mergers and whether the Mergers would dilute the interests of the shareholders of the applicable Funds;

•	the effect of the Mergers on shareholder rights;

•	alternatives to the Mergers; and

•	any potential benefits of the Mergers to Nuveen Fund Advisors and its affiliates as a result of the Mergers.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Boards noted that the Funds have similar investment objectives, policies and risks, but there are differences. Although each Fund has an investment objective that generally includes providing current income, Short Duration Credit Opportunities’ investment objective also includes providing the potential for capital appreciation. Further, although each Fund invests primarily in senior loans, there are certain policy differences including, among other things, differences relating to the types and credit quality of the securities in which a Fund may invest. For example, Senior Income and Floating Rate Income Opportunity each invest at least 80% of their assets in senior loans with adjustable rates, while Short Duration Credit Opportunities and the Acquiring Fund are not required to invest in adjustable rate securities. In addition, Short Duration Credit Opportunities invests at least 80% of its managed assets in below investment grade debt instruments, while none of the other Funds is required to invest in below investment grade debt instruments. In its review, based on information provided by Nuveen Fund Advisors, each Board considered the anticipated impact of the Mergers on its Fund’s portfolio, including the expected effect on credit quality, and noted the similarities in portfolio composition and the degree of portfolio overlap among the Funds. The Boards also noted that each Fund may use leverage through a number of methods, including, among other things, through borrowings and the issuance of preferred shares. Moreover, in comparison to the Target Funds, the Target Boards recognized the potential for increased portfolio and leverage management flexibility afforded by the significantly larger asset base of the combined fund. With respect to principal investment risks, while the principal risks of an investment in each Fund would be similar in certain respects because each Fund invests primarily in senior loans, the differences relating to the Funds’ investment policies (including, among others, those noted above) may affect the comparative risk profiles.

The Boards recognized that the Acquiring Fund has one series of TFP Shares outstanding, which are expected to remain outstanding following the Mergers, and each Target Fund has one series of TFP Shares outstanding. With respect to holders of preferred shares of each Target Fund, the Target Board considered that upon the closing of its Fund’s Merger, holders of any preferred shares outstanding immediately prior to the closing will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially similar terms, immediately prior to the closing of such Merger, to those of the preferred shares of the applicable Target Fund.

With respect to the Acquiring Fund, the Acquiring Board considered, based on information provided by Nuveen Fund Advisors, that the Acquiring Fund may benefit from increased portfolio and leverage management flexibility. The Acquiring Board also recognized that the outstanding preferred shares of the Acquiring Fund and any preferred shares of the Acquiring Fund to be issued in the Mergers would have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Consistency of Portfolio Management. Each Fund has the same investment adviser and sub-adviser. In addition, each Fund has the same portfolio management team, which will continue to manage the combined fund upon completion of the Mergers. Through the Mergers, the Boards recognized that shareholders would remain invested in a closed-end management investment company that will have greater net assets and the same investment adviser, sub-adviser and portfolio managers.

Larger Asset Base of the Combined Fund; Effect of the Mergers on Fees and Expense Ratios. The Boards evaluated the fees and expense ratios of each of the Funds (including estimated expenses of the combined fund following the Mergers). It was anticipated that the Funds will benefit from the larger asset size as fixed costs are shared over a larger asset base. The Target Boards also considered that the fund-level management fee schedule of the Acquiring Fund was the same as that of each Target Fund at each breakpoint level and that the larger asset base of the combined fund may help to achieve fund-level management fee breakpoints. In addition, the Target Boards noted that it was expected that the net operating expenses per common share (i.e., expenses excluding the costs of leverage) of the combined fund would be lower than those of each Target Fund prior to the closing of the Mergers. In addition, the Acquiring Board noted that the net operating expenses per common share (i.e., expenses excluding the costs of leverage) of the combined fund were expected to be lower than those of the Acquiring Fund prior to the closing of the Mergers.

Potential for Improved Secondary Market Trading. While it is not possible to predict trading levels following the Mergers, the Target Boards noted that the Mergers are being proposed, in part, to seek to enhance the secondary trading market for the common shares with respect to the Target Funds. The Target Boards considered that, relative to the Target Funds, the combined fund’s greater share volume may result in greater secondary market liquidity and improved secondary market trading for common shares after the Mergers, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. In addition, based on information provided by Nuveen Fund Advisors (including, among other things, average trading discounts calculated over various time periods), the Target Boards considered the potential for a narrower trading discount, relative to the Target Funds, as a result of the Acquiring Fund’s common shares trading at a discount that historically has been lower than that of Senior Income’s common shares and lower than or approximately equal to that of Floating Rate Income Opportunity’s and Short Duration Credit Opportunities’ common shares. However, the Target Boards recognized that the past trading record of the common shares of the Acquiring Fund may not necessarily be indicative of how the common shares of the combined fund will trade in the future and that no assurance can be provided regarding the trading discount of the common shares of the combined fund. Further, with respect to the Acquiring Fund, the Acquiring Board noted that such Fund may benefit from greater secondary market liquidity with respect to its common shares due to increased scale.

Anticipated Tax-Free Reorganizations; Capital Loss Carryforwards. Each Merger will be structured with the intention that it qualifies as a tax-free reorganization for federal income tax purposes, and each Fund participating in a Merger will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions and exclusions). In addition, the Boards considered the impact of the Mergers on any estimated capital loss carryforwards of the Funds and applicable limitations of federal income tax rules. Further, the Boards considered that, with respect to the Target Funds, significant portfolio sales were not expected to occur solely in connection with the Mergers.

Expected Costs of the Mergers. The Boards considered the terms and conditions of the Mergers, including the estimated costs associated with the Mergers and the allocation of such costs among the Funds. Preferred shareholders will not bear any costs of the Mergers.

Terms of the Mergers and Impact on Shareholders. The terms of the Mergers are intended to avoid dilution of the interests of the existing shareholders of the applicable Funds. In this regard, each Target Board considered that each holder of common shares of its Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. However, no fractional common shares of the Acquiring Fund will be distributed to the Target Funds’ common shareholders in connection with the Mergers. In lieu of such fractional shares, the Target Funds’ common shareholders will receive cash. As noted above with respect to holders of preferred shares of each Target Fund, holders of any preferred shares outstanding immediately prior to the closing of the applicable Merger will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially similar terms, immediately prior to the closing of such Merger, to those of the preferred shares of the applicable Target Fund.

In conjunction with the issuance of additional shares of the Acquiring Fund as described above, the Acquiring Board considered that the Acquiring Fund would receive additional assets and liabilities as a result of each Merger. Further, as noted above, the outstanding preferred shares of the Acquiring Fund and any preferred shares of the Acquiring Fund to be issued in the Mergers would have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Effect on Shareholder Rights. The Boards considered that each Fund is organized as a Massachusetts business trust. In this regard, with respect to each Target Fund, there will be no change to shareholder rights under state statutory law.

Alternatives. The Target Boards considered various alternatives to the Mergers, including, among other things, keeping the status quo, liquidating the Target Funds, and merging the Target Funds into an open-end fund. In considering the status quo, the Target Boards considered Nuveen Fund Advisors’ view, among other things, that this option would not provide shareholders with the opportunity to benefit from economies of scale. In considering liquidation, the Target Boards took into account, among other things, that such alternative would be a taxable event and could be potentially disruptive to long-term shareholders. With respect to a merger into an open-end fund, the Target Boards considered, among other things, that based on the information provided by Nuveen Fund Advisors, this option may result in potentially lower earnings over time for Target Fund shareholders and may be disruptive to the acquiring open-end fund’s shareholders. In evaluating the proposed Mergers, the Target Boards considered, among other things, Nuveen Fund Advisors’ view that combining the Target Funds with a larger closed-end fund that also invests primarily in senior loans was an attractive alternative in light of certain potential benefits to shareholders of the Target Funds, as outlined above.

Potential Benefits to Nuveen Fund Advisors and Affiliates. The Boards recognized that the Mergers may result in some benefits and economies of scale for Nuveen Fund Advisors and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of each Target Fund as a separate fund in the Nuveen complex.

Conclusion. Each Board approved the Merger(s) involving its Fund, concluding that each such Merger is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of the respective Merger(s).

Capitalization

The following tables set forth the unaudited capitalization of the Funds as of November 30, 2022, and the pro-forma combined capitalization of the Acquiring Fund as if the Merger(s) had occurred on that date assuming the completion of all Mergers and the completion of each Merger separately.

1.	Capitalization Table—Mergers of Senior Income, Floating Rate Income Opportunity and Short Duration Credit Opportunities

The table reflects pro forma exchange ratios of approximately 0.58362402, 0.98941510 and 1.47209981 common shares of the Acquiring Fund issued for each common share of Senior Income, Floating Rate Income Opportunity and Short Duration Credit Opportunities, respectively. If the Mergers are consummated, the actual exchange ratios may vary.

	Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Pro Forma Adjustments	Acquiring Fund Pro Forma(1)
Series A Taxable Fund Preferred (TFP) Shares, $1,000 stated value per share, at liquidation value	$40,000,000	$75,000,000	$70,000,000	$100,000,000	—	$285,000,000
Common Shareholders’ Equity
Common Shares, $0.01 par value per share; 38,611,472 shares outstanding for Senior Income, 40,541,218 shares outstanding for Floating Rate Income Opportunity, 10,085,648 shares outstanding for Short Duration Credit Opportunities, 56,918,468 shares outstanding for the Acquiring Fund and 134,412,385 shares outstanding for the Combined Fund Pro Forma	$386,115	$405,412	$100,856	$569,185	$(117,444) (2)	$1,344,124
Paid-in surplus	284,366,145	497,991,631	189,933,072	702,200,544	(1,952,556)(3)	1,672,538,836
Total distributable earnings	(77,964,505)	(131,148,288)	(53,480,812)	(182,075,423)	—	(444,669,028)
Net assets applicable to common shares	$206,787,755	$367,248,755	$136,553,116	$520,694,306	$(2,070,000)	$1,229,213,932
Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$5.36	$9.06	$13.54	$9.15		$9.15
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

(1)

The pro forma balances are presented as if the Mergers were effective as of November 30, 2022, are presented for informational purposes only and assume the issuance of preferred shares in the amounts set forth above, which amounts may change prior to the Closing Date. The actual Closing Date of the Mergers is expected to be on or about [•], 2023, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Mergers.
(2)

Assumes the issuance of 22,534,773, 40,112,055 and 14,847,089 Acquiring Fund common shares to Senior Income common shareholders, Floating Rate Income Opportunity common shareholders and Short Duration Credit Opportunities common shareholders, respectively, in connection with the Mergers. These numbers are based on the net asset values of the Acquiring Fund and the Target Funds as of November 30, 2022, adjusted for estimated Merger costs.

(3)

Includes the impact of estimated total Merger costs of $2,070,000 which are currently expected to be borne by Senior Income, Floating Rate Income Opportunity, Short Duration Credit Opportunities and the Acquiring Fund in the amounts of $705,000, $420,000, $775,000 and $170,000, respectively.

2.	Capitalization Table—Merger of Senior Income Only

The table reflects a pro forma exchange ratio of approximately 0.58362402 common shares of the Acquiring Fund issued for each common share of Senior Income. If the Merger is consummated, the actual exchange ratio may vary.

	Senior Income	Acquiring Fund	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Series A Taxable Fund Preferred (TFP) Shares, $1,000 stated value per share, at liquidation value	$40,000,000	$100,000,000	—		$140,000,000
Common Shareholders’ Equity:
Common Shares, $0.01 par value per share; 38,611,472 shares outstanding for Senior Income, 56,918,468 shares outstanding for the Acquiring Fund and 79,453,241 shares outstanding for the Combined Fund Pro Forma	$386,115	$569,185	$(160,768	)(2)	$794,532
Paid-in surplus	284,366,145	702,200,544	(714,232	)(3)	985,852,457
Total distributable earnings	(77,964,505)	(182,075,423)	—		(260,039,928)
Net assets applicable to common shares	$206,787,755	$520,694,306	$(875,000)		$726,607,061
Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$5.36	$9.15			$9.15
Authorized shares:
Common	Unlimited	Unlimited	Unlimited		Unlimited
Preferred	Unlimited	Unlimited	Unlimited		Unlimited

(1)

The pro forma balances are presented as if the Merger was effective as of November 30, 2022, are presented for informational purposes only and assume the issuance of preferred shares in the amounts set forth above, which amounts may change prior to the Closing Date. The actual Closing Date of the Merger is expected to be on or about [•], 2023, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Merger.

(2)

Assumes the issuance of 22,534,773 Acquiring Fund common shares to Senior Income common shareholders in connection with the Merger. These numbers are based on the net asset values of the Acquiring Fund and Senior Income as of November 30, 2022, adjusted for estimated Merger costs.

(3)	Includes the impact of estimated total Merger costs of $875,000 which are currently expected to be borne by Senior Income and the Acquiring Fund in the amounts of $705,000 and $170,000, respectively.

3.	Capitalization Table—Merger of Floating Rate Income Opportunity Only

The table reflects a pro forma exchange ratio of approximately 0.98941510 common shares of the Acquiring Fund issued for each common share of Floating Rate Income Opportunity. If the Merger is consummated, the actual exchange ratio may vary.

	Floating Rate Income Opportunity	Acquiring Fund	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Series A Taxable Fund Preferred (TFP) Shares, $1,000 stated value per share, at liquidation value	$75,000,000	$100,000,000	—		$175,000,000
Common Shareholders’ Equity:
Common Shares, $0.01 par value per share; 40,541,218 shares outstanding for Floating Rate Income Opportunity, 56,918,468 shares outstanding for the Acquiring Fund and 97,030,523 shares outstanding for the Combined Fund Pro Forma	$405,412	$569,185	$(4,292	)(2)	$970,305
Paid-in surplus	497,991,631	702,200,544	(585,708	)(3)	1,199,606,467
Total distributable earnings	(131,148,288)	(182,075,423)	—		(313,223,711)
Net assets applicable to common shares	$367,248,755	$520,694,306	$(590,000)		$887,353,061
Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$9.06	$9.15			$9.15
Authorized shares:
Common	Unlimited	Unlimited	Unlimited		Unlimited
Preferred	Unlimited	Unlimited	Unlimited		Unlimited

(1)

The pro forma balances are presented as if the Merger was effective as of November 30, 2022, are presented for informational purposes only and assume the issuance of preferred shares in the amounts set forth above, which amounts may change prior to the Closing Date. The actual Closing Date of the Merger is expected to be on or about [•], 2023, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Merger.

(2)

Assumes the issuance of 40,112,055 Acquiring Fund common shares to Floating Rate Income Opportunity common shareholders in connection with the Merger. These numbers are based on the net asset values of the Acquiring Fund and Floating Rate Income Opportunity as of November 30, 2022, adjusted for estimated Merger costs.

(3)

Includes the impact of estimated total Merger costs of $590,000, which are currently expected to be borne by Floating Rate Income Opportunity and the Acquiring Fund in the amounts of $420,000 and $170,000, respectively.

4.	Capitalization Table—Merger of Short Duration Credit Opportunities Only

The table reflects a pro forma exchange ratio of approximately 1.47209981 common shares of the Acquiring Fund issued for each common share of Short Duration Credit Opportunities. If the Merger is consummated, the actual exchange ratio may vary.

	Short Duration Credit Opportunities	Acquiring Fund	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Series A Taxable Fund Preferred (TFP) Shares, $1,000 stated value per share, at liquidation value	$70,000,000	$100,000,000	—		$170,000,000
Common Shareholders’ Equity:
Common Shares, $0.01 par value per share; 10,085,648 shares outstanding for Short Duration Credit Opportunities, 56,918,468 shares outstanding for the Acquiring Fund and 71,765,557 shares outstanding for the Combined Fund Pro Forma	$100,856	$569,185	$47,615	(2)	$717,656

	Short Duration Credit Opportunities	Acquiring Fund	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Paid-in surplus	189,933,072	702,200,544	(992,615	)(3)	891,141,001
Total distributable earnings	(53,480,812)	(182,075,423)	—		(235,556,235)
Net assets applicable to common shares	$136,553,116	$520,694,306	$(945,000)		$656,302,422
Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$13.54	$9.15			$9.15
Authorized shares:
Common	Unlimited	Unlimited	Unlimited		Unlimited
Preferred	Unlimited	Unlimited	Unlimited		Unlimited

(1)

The pro forma balances are presented as if the Merger was effective as of November 30, 2022, are presented for informational purposes only and assumes the issuance of preferred shares in the amounts set forth above, which amounts may change prior to the Closing Date. The actual Closing Date of the Merger is expected to be on or about [•], 2023, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Merger.

(2)

Assumes the issuance of 14,847,089 Acquiring Fund common shares to Short Duration Credit Opportunities common shareholders in connection with the Merger. These numbers are based on the net asset values of the Acquiring Fund and Short Duration Credit Opportunities as of November 30, 2022, adjusted for estimated Merger costs.

(3)

Includes the impact of estimated total Merger costs of $945,000, which are currently expected to be borne by Short Duration Credit Opportunities and the Acquiring Fund in the amounts of $775,000 and $170,000, respectively.

Expenses Associated with the Mergers

Preferred shareholders will not bear any costs of the Mergers. The costs of the Mergers are estimated to be $2,070,000, but the actual costs may be higher or lower than that amount. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Mergers. Based on the expected benefits of the Mergers to each Fund, each of Senior Income, Floating Rate Income Opportunity, Short Duration Credit Opportunities and the Acquiring Fund is expected to be allocated $705,000, $420,000, $775,000 and $170,000, respectively, of the estimated expenses in connection with the Mergers (0.31%, 0.10%, 0.51% and 0.03%, respectively, of Senior Income’s, Floating Rate Income Opportunity’s, Short Duration Credit Opportunities’ and the Acquiring Fund’s average net assets applicable to common shares for the twelve months ended July 31, 2022). If one or more Mergers are not consummated for any reason, including because the requisite shareholder approvals are not obtained, each of the Funds, and common shareholders of each of the Funds indirectly, will still bear the costs of the Mergers.

The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $[•] per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Funds, shareholders do not have dissenters’ rights of appraisal with respect to their shares in connection with the Mergers.

Material Federal Income Tax Consequences of the Mergers

As a non-waivable condition to each Fund’s obligation to consummate the Mergers, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to its Merger(s) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)

The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)

No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c)	No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d)

No gain or loss will be recognized by the Target Fund shareholders upon the conversion of all their Target Fund shares solely into Acquiring Fund shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund common shareholders receive cash in lieu of a fractional Acquiring Fund common share.

(e)

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the merger (including any fractional Acquiring Fund common share to which a Target Fund common shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares that were converted into such Acquiring Fund shares.

(f)

The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the merger (including any fractional Acquiring Fund common share to which a Target Fund common shareholder would be entitled) will include the period during which the shares of the Target Fund that were converted into such Acquiring Fund shares were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the merger.

(g)	The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger.

(h)	The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund.

With respect to each Merger, the opinion addressing the federal income tax consequences of the Merger described above will rely on the assumption that the Acquiring Fund TFP Shares received in the Merger, if any, will constitute equity of the Acquiring Fund. In that regard, Sidley Austin LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that any Acquiring Fund TFP Shares received in the Merger by the holders of TFP Shares of the Target Fund will qualify as equity of the Acquiring Fund for federal income tax purposes. As a result, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Mergers, there can be no assurance that the Internal Revenue Service (“IRS”) will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties, and the tax consequences of the Mergers could differ significantly from those described in this Joint Proxy Statement/Prospectus.

No opinion will be expressed as to (1) the effect of the Mergers on a Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Mergers under the alternative minimum tax imposed under Section 55 of the Code on a direct or indirect shareholder of a Target Fund that is a corporation, and (3) any other federal tax issues (except those set forth above) and all state, local or non-U.S. tax issues of any kind.

Each opinion will be based on certain factual representations and customary assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Merger that is the subject of such opinion may not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund involved in such Merger and Target Fund shareholders may recognize taxable gain or loss as a result of that Merger.

Opinions of counsel are not binding upon the IRS or the courts and there can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. If the Mergers occur but the IRS or the courts determine that a Merger does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Target Fund involved in such Merger may recognize gain or loss on the transfer of its assets to the Acquiring Fund and/or the deemed distribution of Acquiring Fund shares to its shareholders and each shareholder of that Target Fund would recognize taxable gain or loss equal to the difference between its basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

If a Target Fund common shareholder receives cash in lieu of a fractional Acquiring Fund common share, the shareholder will be treated as having received the fractional Acquiring Fund common share pursuant to the Merger and then as having sold that fractional Acquiring Fund common share for cash. As a result, each such Target Fund common shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund common share. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Merger, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if the Target Fund shares were held as capital assets at the time of the Merger) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the Valuation Time, each Target Fund will declare a distribution to its preferred and common shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which its Merger occurs and all prior taxable years, will have the effect of distributing to such shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date of the Merger. The distribution will be taxable to shareholders who are subject to federal income tax. Each Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as ordinary income and capital gain) based on each class’s proportionate share of the total distributions paid by the Fund with respect to the year. Additional distributions may be made if necessary. For the Acquiring Fund, all dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Acquiring Fund’s dividend reinvestment plan. The tax character of dividends and distributions (as consisting of ordinary income or capital gain) will be the same for federal income tax purposes whether received in cash or additional shares.

After the Mergers, the Acquiring Fund’s ability to use a Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Merger capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or pay more federal income tax, than they would have had the Mergers not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Mergers and the amount of unrealized capital gains in the Funds at the time of the Mergers.

The table below sets forth, as of July 31, 2022 (each Fund’s tax year end), each Fund’s unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

	Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund
Not subject to expiration:
Short-Term	$3,053,867	$4,606,728	$3,100,613	$6,507,557
Long-Term	$41,897,690	$69,531,297	$27,860,514	$96,717,405

Total	$44,951,557	$74,138,025	$30,961,127	$103,224,962

In addition, the shareholders of the Target Funds will receive a proportionate share of any taxable income and gains (after the application of any available capital loss carryforwards) realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of a Merger when such income and gains are eventually distributed by the Acquiring Fund. To the extent the Acquiring Fund sells portfolio investments after the Mergers, the Acquiring Fund may recognize gains or losses (including any built-in gain in the portfolio investments of a Target Fund or the Acquiring Fund that was unrealized at the time of the Mergers), which also may result in taxable distributions to shareholders holding shares of the Acquiring Fund, including former Target Fund shareholders who hold Acquiring Fund shares after the Mergers. As a result, shareholders of the Target Funds and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Mergers not occurred.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Mergers and should not be considered to be tax advice. This description of the federal income tax consequences of the Mergers is made without regard to the particular facts and circumstances of any shareholder. There can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Mergers, including without limitation the federal, state, local, and non-U.S. tax consequences with respect to the foregoing matters and any other considerations that may be applicable to them.

Shareholder Approval

With respect to each Merger, the Merger is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of a Target Fund’s outstanding common and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of a Target Fund’s outstanding preferred shares entitled to vote on the matter, voting together as a single class. Each Merger also is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares entitled to vote on the matter, voting together as a single class. Holders of each Fund’s preferred shares are being solicited separately on the foregoing proposal through a separate proxy statement and not through this Joint Proxy Statement/Prospectus. In addition, under the rules of the NYSE, the Acquiring Fund’s common and preferred shareholders are required to approve the issuance of additional Acquiring Fund common shares in connection with the Mergers — See Proposal 2

Abstentions and broker non-votes, if any, will have the same effect as a vote against the approval of a Merger. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter.

Preferred shareholders of the Funds are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, the Funds are seeking approval of the Agreement by the holders of their preferred shares.

The closing of each Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for a Merger to occur, all requisite shareholder approvals must be obtained at the applicable Fund’s shareholder Meeting, and certain other consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to outstanding preferred shares of the Acquiring Fund and lenders under the Acquiring Fund’s Credit Facility, must also be obtained. Because the closing of each Merger is contingent upon the applicable Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur even if shareholders of a Fund entitled to vote approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If a Merger is not consummated, the Board of the Target Fund involved in that Merger may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposals or continuing to operate the Target Fund as a standalone fund. The closing of each Merger is not contingent on the closing of any other Merger.

The TFP Shares of each Fund were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, the approval by a Fund’s preferred shareholders required for a Merger to occur may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to a Merger; there is no guarantee that such shareholders will vote to approve a Merger proposal.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds

General

As a general matter, the common shares of the Acquiring Fund and the Target Funds have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their Fund and have no preemptive, conversion or exchange rights, except as the Trustees may authorize, or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which they are entitled to vote, while each fractional share entitles its holder to a proportional fractional vote. Furthermore, the provisions set forth in each Fund’s declaration of trust and by-laws include, among other things, substantially identical super-majority voting provisions and other anti-takeover provisions, as described under “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust and by-laws are on file with the SEC and may be obtained as described on page [•].

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Mergers are consummated, the Acquiring Fund will issue additional common shares on the Closing Date to each Target Fund based on the relative per share net asset value of the Acquiring Fund and the aggregate net assets of each Target Fund that are transferred in connection with the Mergers, in each case as of the Valuation Time. The value of the Acquiring Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Acquiring Fund’s outstanding preferred shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Mergers will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “—Summary Description of Massachusetts Business Trusts.”

Distributions on Common Shares

As a general matter, each Fund has a monthly distribution policy with respect to its common shares and each Fund seeks to maintain a stable level of such distributions. Each Fund’s current policy, which may be changed by its Board, is to pay regular monthly dividends out of its net investment income to holders of its common shares at a level rate (stated in terms of a fixed cents per common share dividend rate) that reflects the past and projected performance of the Fund.

The Acquiring Fund’s ability to maintain a level dividend rate will depend on a number of factors, including the rate at which dividends are payable on the preferred shares. The net income of the Acquiring Fund generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Acquiring Fund are accrued each day. Over time, all the net investment income of the Acquiring Fund will be distributed. At least annually, the Acquiring Fund also intends to effectively distribute net capital gains and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to preferred shareholders. Although it does not now intend to do so, the Board may change the Acquiring Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding preferred shares.

As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders will include their share of the retained net capital gains in their income for the year as a long-term capital gain (regardless of their holding period in the shares) and will be entitled to a federal income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund” below and “Federal Income Tax Matters” in the Merger SAI.

So long as preferred shares are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase outstanding common shares unless all accumulated dividends on preferred shares have been paid and unless the asset coverage, as defined in the 1940 Act, with respect to its preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price. In addition, the Acquiring Fund may not declare or make payment of a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase outstanding common shares unless, at the time of the declaration or making of such dividend or distribution or at the time of such purchase, the Acquiring Fund is in compliance with certain asset coverage requirements, and no event of default exists or would occur, under the Credit Facility.

Dividend Reinvestment Plan

The terms of the dividend reinvestment plan (the “Plan”) for the Acquiring Fund and the Target Funds are identical. Under the Acquiring Fund’s Plan, you may elect to have all dividends, including any capital gain distributions, on your common shares automatically reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in additional common shares under the Plan. You may elect to participate in the Plan by contacting

Nuveen Investor Services at (800) 257-8787. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by Computershare Inc. and the Plan Agent.

If you decide to participate in the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1)	If common shares are trading at or above net asset value, at the then-current market price; or

(2)

If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments; or

(3)

If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Acquiring Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Upon a sale of your shares, the Acquiring Fund (or its administrative agent) may be required to report to the IRS and furnish to you cost basis and holding period information for the Acquiring Fund’s shares purchased on or after January 1, 2012 (“covered shares”).

For shares of the Acquiring Fund held in the Plan, you are permitted to elect from among several permitted cost basis methods. In the absence of an election, the Plan will use first-in first-out methodology for tracking and reporting your cost basis on covered shares as its default cost basis method. The cost basis method you use may not be changed with respect to a sale of shares after the settlement date of the sale. You should consult with your tax advisors to determine the best permitted cost basis method for your tax situation and to obtain more information about how the cost basis reporting rules apply to you.

Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due on such dividends and distributions.

If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing to Computershare, P.O. Box 505000, Louisville, Kentucky 40233-5000, or by calling (800) 257-8787.

Common Share Price Data

The following tables show for the periods indicated: (1) the high and low sales prices for common shares reported as of the end of the day on the NYSE, (2) the high and low net asset values of the common shares, and (3) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Senior Income
	Market Price		Net Asset Value		Premium/ (Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
October 2022	$5.19	$4.53	$5.68	$5.28	(7.65)%	(14.20)%
July 2022	$5.36	$4.70	$5.95	$5.33	(8.89)%	(14.55)%
April 2022	$6.02	$5.32	$6.12	$5.84	(1.47)%	(9.92)%
January 2022	$6.08	$5.72	$6.19	$6.08	(0.82)%	(5.92)%
October 2021	$6.02	$5.72	$6.21	$6.06	(2.43)%	(6.50)%
July 2021	$5.92	$5.60	$6.18	$6.06	(3.74)%	(7.89)%
April 2021	$5.68	$5.39	$6.10	$5.99	(6.14)%	(10.76)%
January 2021	$5.46	$4.67	$6.00	$5.53	(8.86)%	(15.55)%
October 2020	$5.00	$4.67	$5.69	$5.53	(11.31)%	(15.55)%

	Floating Rate Income Opportunity
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
October 2022	$8.93	$7.77	$9.59	$8.91	(6.00)%	(12.86)%
July 2022	$9.33	$8.08	$10.04	$8.99	(6.87)%	(12.93)%
April 2022	$10.46	$9.33	$10.32	$9.85	1.57%	(7.07)%
January 2022	$10.34	$9.74	$10.44	$10.26	0.00%	(5.71)%
October 2021	$10.10	$9.64	$10.46	$10.21	(2.98)%	(6.13)%
July 2021	$9.79	$9.46	$10.41	$10.20	(5.34)%	(8.27)%
April 2021	$9.61	$9.15	$10.27	$10.11	(6.15)%	(10.37)%
January 2021	$9.28	$7.85	$10.12	$9.33	(8.21)%	(15.86)%
October 2020	$8.40	$7.84	$9.57	$9.30	(11.91)%	(16.33)%

	Short Duration Credit Opportunities
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
October 2022	$13.06	$11.63	$14.39	$13.33	(8.77)%	(13.70)%
July 2022	$13.49	$11.87	$15.14	$13.50	(9.59)%	(14.43)%
April 2022	$14.97	$13.48	$15.60	$14.87	(3.79)%	(10.90)%
January 2022	$15.39	$14.42	$15.78	$15.50	(1.73)%	(7.44)%
October 2021	$15.33	$14.40	$15.82	$15.43	(3.05)%	(7.22)%
July 2021	$15.02	$14.21	$15.75	$15.46	(4.27)%	(8.32)%
April 2021	$14.30	$13.65	$15.54	$15.23	(7.87)%	(11.54)%
January 2021	$13.65	$11.88	$15.26	$14.04	(10.41)%	(15.44)%
October 2020	$12.59	$11.64	$14.38	$13.97	(11.12)%	(16.68)%

	Acquiring Fund
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
October 2022	$9.18	$7.84	$9.68	$8.99	(4.38)%	(12.86)%
July 2022	$9.49	$8.20	$10.14	$9.07	(5.86)%	(12.73)%
April 2022	$10.48	$9.39	$10.41	$9.94	0.78%	(6.76)%
January 2022	$10.47	$9.85	$10.53	$10.35	0.29%	(5.47)%
October 2021	$10.24	$9.76	$10.55	$10.30	(2.48)%	(5.79)%
July 2021	$10.02	$9.57	$10.50	$10.30	(4.21)%	(7.78)%
April 2021	$9.75	$9.23	$10.37	$10.20	(5.72)%	(10.37)%
January 2021	$9.32	$7.97	$10.22	$9.42	(8.72)%	(15.39)%
October 2020	$8.47	$7.93	$9.66	$9.39	(11.08)%	(16.17)%

On [•], [2022/2023], the closing sale prices of Senior Income, Floating Rate Income Opportunity, Short Duration Credit Opportunities and Acquiring Fund common shares were $[•], $[•], $[•] and $[•], respectively. These prices represent [premiums/discounts] to net asset value for Senior Income, Floating Rate Income Opportunity, Short Duration Credit Opportunities and the Acquiring Fund of [•]%, [•]%, [•]% and [•]%, respectively.

Common shares of each Fund have historically traded at a discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Mergers, or what the extent of any such premium or discount might be.

Affiliated Brokerage and Other Fees

None of the Target Funds or the Acquiring Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser, or the Sub-Adviser of such Fund.

Description of TFP Shares to Be Issued by the Acquiring Fund

If any of the Mergers take place, the Acquiring Fund will issue TFP Shares (“New TFP Shares”) pursuant to the Agreement if TFP Shares of the merging Target Fund are outstanding immediately prior to the closing. TFP Shares of the Target Funds are subject to redemption in accordance with the respective Target Fund’s statement establishing and fixing the rights and preferences of TFP Shares. The following description applies if New TFP Shares are issued in the Mergers.

The terms of the New TFP Shares of the applicable series will be substantially similar, as of the time of the closing of the Merger, to the terms of the TFP Shares of the applicable Target Fund outstanding immediately prior to the closing of the Merger. The aggregate liquidation preference of the New TFP Shares to be received in the Merger, if any, will equal the aggregate liquidation preference of the applicable Target Fund’s TFP Shares held immediately prior to the closing of the Merger. The economic terms of any New TFP Shares likely may not be the same as the terms of the outstanding TFP Shares of the Acquiring Fund. The number of TFP Shares of a Target Fund currently outstanding may change prior to its Merger due to market or other conditions. See “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund Series A TFP Shares.”

The Acquiring Fund currently expects that the New TFP Shares issued in connection with the Senior Income Fund Merger will be designated “Series B TFP Shares,” the New TFP Shares issued in connection with the Floating Rate Income Opportunity Merger will be designated “Series C TFP Shares” and the New TFP Shares issued in connection with the Short Duration Credit Opportunities Merger will be designated “Series D TFP Shares.”

The New TFP Shares of each series will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The New TFP Shares of each series will have equal priority with the other preferred shares of the Acquiring Fund, including the Acquiring Fund’s outstanding TFP Shares, any other New TFP Shares to be issued by the Acquiring Fund in the Mergers and any other preferred shares that the Acquiring Fund may issue in the future, as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The rights of lenders under the Credit Facility and any other creditors to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of preferred shares, including the existing TFP Shares of the Acquiring Fund and any New TFP Shares, and common shares with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

New Series B TFP Shares

The TFP Shares of Senior Income are (and the new Series B TFP Shares will be) in a “Variable Rate Mode.” The Variable Rate Mode for the TFP Shares of Senior Income currently ends on October 2, 2023, subject to early transition to a new mode, or scheduled extension or transition to a new mode. A new mode may provide for the modification of the economic terms of the TFP Shares. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Holders of the Series B TFP Shares will be entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per Series B TFP Share will equal the sum of dividends accumulated for each day but not yet paid during the relevant monthly dividend period.

The amount of dividends will be calculated based on an index rate equal to one-month Term SOFR or another index plus an applicable spread. The applicable spread will be subject to adjustment in certain circumstances, including a change in the credit rating assigned to the Series B TFP Shares. The dividend rate shall in no circumstances exceed 15% per year.

The Series B TFP Shares will be subject to optional and mandatory redemption in certain circumstances.

The Acquiring Fund will be obligated to redeem the Series B TFP Shares on the term redemption date unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($1,000) plus any accumulated but unpaid dividends (whether or not earned or declared). The outstanding TFP Shares of Senior Income have a term redemption date of November 1, 2030. The new Series B TFP Shares will have the same term redemption date as the corresponding Senior Income TFP Shares.

During the Variable Rate Mode for the Series B TFP Shares, in the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements. Also, during the Variable Rate Mode for the Series B TFP Shares, the Acquiring Fund will be obligated to redeem all of the outstanding Series B TFP Shares in the event a mode transition is initiated and a failed transition occurs, if such failure is not cured within the applicable cure period.

Series B TFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

New Series C TFP Shares

The TFP Shares of Floating Rate Income Opportunity are (and the new Series C TFP Shares will be) in a “Variable Rate Mode.” The Variable Rate Mode for the TFP Shares of Floating Rate Income currently ends on November 2, 2023, subject to early transition to a new mode, or scheduled extension or transition to a new mode. A new mode may provide for the modification of the economic terms of the TFP Shares. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Holders of the Series C TFP Shares will be entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per Series C TFP Share will equal the sum of dividends accumulated for each day but not yet paid during the relevant monthly dividend period.

The amount of dividends will be calculated based on an index rate equal to one-month Term SOFR or another index plus an applicable spread. The applicable spread will be subject to adjustment in certain circumstances, including a change in the credit rating assigned to the Series C TFP Shares. The dividend rate shall in no circumstances exceed 15% per year.

The Series C TFP Shares will be subject to optional and mandatory redemption in certain circumstances.

The Acquiring Fund will be obligated to redeem the Series C TFP Shares on the term redemption date unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($1,000) plus any accumulated but unpaid dividends (whether or not earned or declared).The outstanding TFP Shares of Floating Rate Income Opportunity have a term redemption date of December 1, 2030. The new Series C TFP Shares will have the same term redemption date as the corresponding Floating Rate Income Opportunity TFP Shares.

During the Variable Rate Mode for the Series C TFP Shares, in the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements. Also, during the Variable Rate Mode for the Series C TFP Shares, the Acquiring Fund will be obligated to redeem all of the outstanding Series C TFP Shares, in the event a mode transition is initiated and a failed transition occurs, if such failure is not cured within the applicable cure period.

Series C TFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

New Series D TFP Shares

The TFP Shares of Short Duration Credit Opportunities are (and the new Series D TFP Shares will be) in a “Variable Rate Demand Mode.” The Variable Rate Demand Mode for the TFP Shares of Short Duration Credit Opportunities currently ends on November 1, 2029, subject to early transition to a new mode. A new mode may provide for the modification of the economic terms of the TFP Shares. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Holders of the Series D TFP Shares will be entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per Series D TFP Share will equal the sum of dividends accumulated for each day but not yet paid during the relevant monthly dividend period.

The Series D TFP Shares will pay an adjustable dividend rate set weekly by a remarketing agent. Holders of the Series D TFP Shares will have the right to give notice on any business day to tender the securities for remarketing in seven days. The Series D TFP Shares also will be subject to a mandatory tender for remarketing upon the occurrence of certain events, such as a mode change or the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the Series D TFP Shares.

The Series D TFP Shares have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The purchase agreement for the Series D TFP Shares will require the liquidity provider to purchase from holders all outstanding Series D TFP Shares tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding Series D TFP Shares prior to termination of the purchase agreement for such series, including by reason of the failure of the liquidity provider to maintain the requisite level of short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider for the Series D TFP Shares to purchase the outstanding Series D TFP Shares pursuant to the purchase agreement for such series will run to the benefit of the holders of the Series D TFP Shares and is unconditional and irrevocable, and as such the short-term ratings assigned to the Series D TFP Shares will be directly linked to the short-term creditworthiness of the liquidity provider. The liquidity provider for the Series D TFP Shares will enter into a purchase agreement with respect to the Series D TFP Shares, subject to periodic extension by agreement with the Acquiring Fund.

The Series D TFP Shares will be subject to optional and mandatory redemption in certain circumstances.

The Acquiring Fund will be obligated to redeem the Series D TFP Shares on the term redemption date unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($1,000) plus any accumulated but unpaid dividends (whether or not earned or declared). The outstanding TFP Shares of Short Duration Credit Opportunities have a term redemption date of November 1, 2029. The new Series D TFP Shares will have the same term redemption date as the corresponding Short Duration Credit Opportunities TFP Shares.

The Acquiring Fund will have an obligation to redeem, at a redemption price equal to $1,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, Series D TFP Shares purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance, if the Acquiring Fund fails to maintain the minimum asset coverage required under the 1940 Act and the Acquiring Fund’s fee agreement with the liquidity provider for the Series D TFP Shares, and such failure is not cured by the applicable cure date.

Series D TFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Summary Description of Massachusetts Business Trusts

The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s governing documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General. Each Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument, and its by-laws (its “governing documents”). Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its governing documents. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the fund’s governing documents.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and by-laws and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust of each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust of each Fund contains such provisions.

The Funds

Each Fund is organized as a Massachusetts business trust and is governed by its declaration of trust and by-laws. Under the declaration of trust of each Fund, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The by-laws of each Fund provide that each shareholder of the Fund, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to be bound by the terms of the Fund’s governing documents. The Funds’ declaration of trusts are substantially the same, and the Funds have adopted the same by-laws. The following is a summary of some of the key provisions of the Funds’ governing documents.

Shareholder Voting. The declaration of trust of each Fund limits shareholder voting to certain enumerated matters, including certain amendments to the declaration of trust, the election of trustees if required by the 1940 Act, the merger or consolidation of the Fund with any corporation or a reorganization or sales of assets in certain circumstances and matters required to be voted on by the 1940 Act, or, for the Senior Income, a recapitalization of the Fund (under certain circumstances) and with respect to such additional matters relating to the Fund as the trustees may consider necessary or desirable.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The holders of a majority (more than 50%) of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. Notwithstanding the foregoing, when the holders of preferred shares are entitled to elect any of a Fund’s trustees by class vote of such holders, the holders of thirty-three and one-third percent (33 1/3%) of the preferred shares entitled to vote at a meeting shall constitute a quorum for the purpose of such an election. Unless other voting provisions contained in the Fund’s governing documents or the 1940 Act apply, the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter. The governing documents require a super-majority vote in certain circumstances with respect to a merger, consolidation or dissolution of or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company and that the affirmative vote of a majority (more than 50%) of the shares outstanding and entitled to vote is required to elect trustees in a “contested election” (i.e., an election in which the number of trustees nominated exceeds the number of trustees to be elected), but that a plurality vote applies in an uncontested election.

The by-laws of each Fund provide that common shares held by a shareholder who obtains beneficial ownership of common shares in a “Control Share Acquisition” shall have the same voting rights as other common shares only to the extent authorized by the Fund’s shareholders (the “Control Share Provision”). Such authorization shall require the affirmative vote of the holders of a majority (more than 50%) of the shares of the Fund entitled to vote in the election of trustees, excluding Interested Shares. Interested Shares include shares held by Fund officers and any person who has acquired common shares in a Control Share Acquisition. The by-laws define a “Control Share Acquisition,” subject to various conditions and exceptions, generally to mean an acquisition of common shares that would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power, but for the Control Share Provision, in the election of trustees (except for any elections of trustees by holders of preferred shares voting as a separate class) in any one of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. For this purpose, all common shares acquired by a person within ninety days before or after the date on which such person acquires shares that result in a Control Share Acquisition, and all common shares acquired by such person pursuant to a plan to make a Control Share Acquisition, shall be deemed to have been acquired in the same Control Share Acquisition. Subject to various conditions and procedural requirements, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may request a vote of shareholders to approve the authorization of voting rights of such shareholder with respect to such shares. See “General Information—Additional Information About the Solicitation” at page [•] for a description of certain legal matters with respect to the Control Share Provision.

Shareholder Meetings. Meetings of shareholders may be called by the trustees and must be called upon the written request of shareholders entitled to cast at least 10% of all votes entitled to be cast at the meeting. Shareholder requests for special meetings are subject to various requirements under each Fund’s by-laws, including as to the specific form of, and information required in, a shareholder’s request to call such a meeting. A shareholder may request a special meeting only to act on a matter upon which such shareholder is entitled to vote, and shareholders may not request special meetings for the purpose of electing trustees.

The by-laws of each Fund authorize the trustees or the chair of a shareholder meeting to adopt rules, regulations and procedures appropriate for the proper conduct of the meeting, which may include (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on by the shareholders present or represented at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at and participation in the meeting by shareholders, their duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; (vi) limitations on the time allotted to questions or comments by shareholders; and (vii) the extent to which, if any, other participants are permitted to speak.

The by-laws of each Fund establish qualification criteria applicable to prospective trustees and generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at a meeting of shareholders. Any notice by a shareholder must be accompanied by certain information as required by the by-laws. No shareholder proposal will be considered at any meeting of shareholders of a Fund if such proposal is submitted by a shareholder who does not satisfy all applicable requirements set forth in the by-laws, and unless otherwise required by applicable law, no matter may be considered at or brought before any meeting of shareholders unless such matter has been deemed a proper matter for shareholder action by certain officers of the Fund or by at least sixty-six and two-thirds percent (66 2/3%) of the trustees.

Election and Removal of Trustees. The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee. The by-laws of each Fund establish qualification requirements applicable to any person who is recommended, nominated, elected, appointed, qualified or seated as a trustee.

Pursuant to each Fund’s by-laws, the Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. The board structure of the Acquiring Fund will remain in place following the closing of the Mergers.

Issuance of Shares. Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes. The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Governing Documents. Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, if any, entitled to vote, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class. Each Fund’s by-laws may be amended or repealed, or new by-laws may be adopted, by a vote of a majority of the trustees. The by-laws of each Fund may not be amended by shareholders.

Shareholder, Trustee and Officer Liability. The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, each declaration of trust provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, each declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from such trustee’s, officer’s or employee’s bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Each declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. Each declaration of trust also provides that the trustees may rely in good faith on expert advice.

Forum Selection. Each Fund’s by-laws provide that, unless the Fund consents in writing to the selection of an alternative forum, and except for certain claims brought under the federal securities laws, the sole and exclusive forum for any shareholder or group of shareholders to bring (i) any derivative action or proceeding brought on behalf of the Fund, (ii) any action asserting a claim for breach of any duty owed by a trustee or officer or other employee of a Fund to the Fund or to the Fund’s shareholders, (iii) any action asserting a claim arising pursuant to Massachusetts business trust law or the Fund’s governing documents, and (iv) any other action asserting a claim governed by the internal affairs doctrine, shall be within the United States District Court for the District of Massachusetts (Boston Division) or, to the extent such court does not have jurisdiction, the Business Litigation Session of the Massachusetts Superior Court in Suffolk County. Each Fund’s by-laws further provide that in any such covered action there is no right to a jury trial and the right to a jury trial is expressly waived to the fullest extent permitted by law.

Derivative and Direct Claims of Shareholders. Each Fund’s by-laws contain provisions regarding derivative and direct claims of shareholders. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a derivative action in the right of or name of or on behalf of the trust. Under the Massachusetts statute, a shareholder whose demand has been refused by the trustees may bring the claim only if the shareholder demonstrates to a court that the trustees’ decision not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The by-laws of each Fund largely incorporate the substantive elements of the Massachusetts statute and establish procedures for shareholders to bring derivative actions and for the Board to consider shareholder demands that the Fund commence a suit. In addition, the by-laws of each Fund distinguish direct actions from derivative claims and prohibit the latter from being brought directly by a shareholder.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

General

The Funds have similar investment objectives, but there are differences. Each Fund seeks current income, primarily through investments in senior loans.

Senior Income’s investment objective is to achieve a high level of current income, consistent with preservation of capital. As a non-fundamental policy, under normal circumstances, Senior Income invests at least 80% of its Assets in adjustable rate, U.S. dollar-denominated secured and unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality. Investment grade quality securities are those securities that, at the time of investment, are rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades or unrated but judged to be of comparable quality. With respect to the Fund’s senior loans included in the 80% policy, such instruments will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. Senior Income invests primarily in adjustable rate U.S. dollar-denominated secured senior loans.

Floating Rate Income Opportunity’s investment objective is to achieve a high level of current income. As a non-fundamental policy, under normal circumstances, Floating Rate Income Opportunity invests at least 80% of its Assets in adjustable rate loans, primarily secured senior loans. With respect to Floating Rate Income Opportunity’s senior loans included in the 80% policy, such instruments will not at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. As part of the 80% requirement, Floating Rate Income Opportunity also may invest in adjustable rate unsecured senior loans and adjustable rate secured and unsecured subordinated loans. Senior loans include floating or variable rate, U.S. dollar denominated secured and unsecured loans that hold the most senior position in the capital structure of an issuer. Adjustable rate senior loans and adjustable rate subordinated loans are sometimes collectively referred to as “adjustable rate loans.” Adjustable rate loans pay interest at rates that are redetermined periodically at short-term intervals by reference to a base lending rate, generally based on a percentage above LIBOR, SOFR, a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate (of any tenor, but typically between one month and six months, and currently), plus a premium.

Short Duration Credit Opportunities’ investment objective is to provide current income and the potential for capital appreciation. As a non-fundamental policy, under normal circumstances, Short Duration Credit Opportunities invests at least 80% of Assets, at time of purchase, in loans or securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities and preferred securities. Short Duration Credit Opportunities’ portfolio will be invested primarily in below investment grade adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments. Short Duration Credit Opportunities also may invest in other types of debt instruments and enter into short positions consisting primarily of high yield debt. Under normal circumstances, Short Duration Credit Opportunities will invest at least 70% of its Managed Assets in adjustable rate senior loans and second lien loans.

The Acquiring Fund’s investment objective is to achieve a high level of current income. As a non-fundamental policy, under normal circumstances, the Acquiring Fund invests at least 80% of its Assets in secured senior loans and unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality. With respect to the Acquiring Fund’s senior loans included in the 80% policy, such instruments will at times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less.

Note that each Fund’s investment objective may not be changed without shareholder approval of the holders of a majority of the outstanding common and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person (including participation by means of remote or “virtual” communication) or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Also note that (1) Senior Income’s policy to invest at least 80% of its Assets in adjustable rate, U.S. dollar-denominated, secured and unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality; (2) Floating Rate Income Opportunity’s policy to invest at least 80% of its Assets in adjustable rate loans; (3) Short Duration Credit Opportunities’ policy to invest at least 80% of its Assets in loans or securities in the issuing company’s capital structure that are senior to its common equity and (4) the Acquiring Fund’s policy to invest at least 80% of its Assets in secured senior loans and unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality, may not be changed without 60 days’ prior written notice.

Investment Policies of the Acquiring Fund

In addition to the Acquiring Fund’s investment policies discussed above, the following non-fundamental investment policies also apply to the Acquiring Fund, under normal circumstances:

•	The Acquiring Fund invests at least 65% of its Managed Assets in senior loans that are secured by specific collateral.

•

The Acquiring Fund may invest its Managed Assets without limit in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (BBB- or Baa3 or better) by S&P, Moody’s or Fitch, or (ii) unrated but judged to be of comparable quality. However, no more than 30% of the Acquiring Fund’s Managed Assets may be invested in senior loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody’s or Fitch or that are unrated but judged to be of comparable quality.

•

The Acquiring Fund may invest up to 20% of its Managed Assets in (i) other debt securities such as investment and non-investment grade debt securities, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of senior loans, which may be treated as an investment in senior loans for purposes of the 80% requirement set forth above), (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations), and (iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities). No more than 5% of the Acquiring Fund’s Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities. The debt securities in which the Acquiring Fund may invest may have short-term, intermediate-term or long-term maturities. The Acquiring Fund also may receive warrants and equity securities issued by a borrower or its affiliates in connection with the Fund’s other investments in such entities.

•	The Acquiring Fund maintains an average duration of one year or less for its portfolio investments in senior loans and other debt instruments.

•	The Acquiring Fund will not invest in inverse floating rate securities.

•

The Acquiring Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers (which includes borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Acquiring Fund’s Managed Assets to be invested in senior loans and other debt instruments of non-U.S.

issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries.

•

The Acquiring Fund may not invest more than 20% of its Managed Assets in securities from an industry which (for the purposes of this policy) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries. The Acquiring Fund may invest more than 20% of its Managed Assets in sectors which (for the purposes of this policy) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund’s investment in a particular industry within the sector does not exceed the industry limitation.

•

The Acquiring Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps. An iBoxx Loan Total Return Swap is a specific type of total return swap on an index that is designed to provide exposure to the senior loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index.

Investment Policies of Senior Income

In addition to Senior Income’s investment policies discussed above, the following non-fundamental investment policies also apply to Senior Income, under normal circumstances:

•

No more than 30% of Senior Income’s Managed Assets may be invested in senior loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch Ratings, part of the Fitch Group (“Fitch”) or that are unrated but judged to be of comparable quality.

•	Senior Income invests at least 65% of its Managed Assets in senior loans that are secured by specific collateral. Such collateral consists of assets and/or stock of the borrower.

•	Senior Income may invest up to 20% of its Managed Assets in U.S. dollar-denominated senior loans of borrowers that are organized or located in countries outside the United States.

•	Senior Income may invest up to 20% of its Managed Assets, in the aggregate, in:

•	other income producing securities such as investment and non-investment grade corporate debt securities, of corporate or governmental issuers; and

•	equity securities and warrants acquired in connection with the Fund’s investments in senior loans.

•	Senior Income will not invest more than 10% of its Managed Assets in senior loans with interest rates that adjust less often than semi-annually.

•

Senior Income’s portfolio of senior loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of senior loans. If the Fund does so, it considers the shortened period to be the adjustment period of the senior loans.

•	Senior Income has no policy limiting the maturity of the senior loans that it purchases.

•

Senior Income does not intend to invest more than 5% of its Managed Assets in senior loans or other securities of a single borrower. In addition, the Fund will not invest more than 25% of its Managed Assets in borrowers that conduct their principal businesses in the same industry.

•

Senior Income invests no more than 20% of its total assets in senior loans in which it acts as an agent or co-agent, and the size of any such individual senior loan will not exceed 5% of the Fund’s total assets.

•

Senior Income does not currently intend to invest more than 20% of its Managed Assets in participations. Participations are when the Fund acquires from a lender a portion of a lender’s rights under a loan agreement.

•

Senior Income will only acquire participations if the lender selling the participation, and any other persons interpositioned between the Fund and the lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P, Baa or P-3 or higher by Moody’s or BBB or F3 or higher by Fitch or has debt or obligations that are unrated by S&P, Moody’s and Fitch and determined by the Fund’s investment adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

•

Senior Income may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in the types in which the Fund may invest directly.

•

Senior Income may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps. Such swaps are standardized total return swaps on loan indices that are designed to provide exposure to the senior loan market.

Investment Policies of Floating Rate Income Opportunity

In addition to Floating Rate Income Opportunity’s investment policies discussed above, the following non-fundamental investment policies also apply to Floating Rate Income Opportunity, under normal circumstances:

•

Floating Rate Income Opportunity invests no more than 20% of its total assets in senior loans in which it acts as an agent or co-agent and the size of any such individual senior loan will not exceed 5% of the Fund’s total assets.

•

Floating Rate Income Opportunity may invest its Managed Assets without limit in adjustable rate loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch, or (ii) unrated but judged to be of comparable quality. However, Floating Rate Income Opportunity may not invest, at the time of investment, more than 30% of its Managed Assets in securities rated below CCC+ or Caa by any NRSRO that rate such security or are unrated but judged to be of comparable quality, including securities in default.

•

Floating Rate Income Opportunity may invest up to 20% of its Managed Assets in the following adjustable or fixed rate securities: (i) other debt securities such as investment and non-investment grade debt securities, fixed rate senior loans or subordinated loans, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of adjustable rate loans, which may be treated as an investment in adjustable rate loans for purposes of the 80% requirement set forth above); (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations); and (iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities).

•

No more than 5% of Floating Rate Income Opportunity’s Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities.

•	Floating Rate Income Opportunity also may receive warrants and equity securities issued by an issuer or its affiliates in connection with the Fund’s other investments in such entities.

•	Floating Rate Income Opportunity invests at least 65% of its Managed Assets in senior loans that are secured by specific collateral. Such collateral consists of assets and/or stock of the borrower.

•	Floating Rate Income Opportunity maintains an average duration of one year or less for its portfolio investments in adjustable rate loans and other debt instruments.

•	Floating Rate Income Opportunity will not invest in inverse floating rate securities.

•

Floating Rate Income Opportunity may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in adjustable rate loans and other debt instruments of non-U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries.

•

Floating Rate Income Opportunity may not invest more than 20% of its Managed Assets in securities from an industry which (for these purposes ) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries. Floating Rate Income Opportunity may invest more than 20% of its Managed Assets in sectors which (for these purposes) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund’s investment in a particular industry within the sector does not exceed the industry limitation.

•

Floating Rate Income Opportunity may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps. An iBoxx Loan Total Return Swap is a specific type of total return swap on an index that is designed to provide exposure to the senior loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index.

Investment Policies of Short Duration Credit Opportunities

In addition to Short Duration Credit Opportunities’ investment policies discussed above, the following non-fundamental investment policies also apply to Short Duration Credit Opportunities, under normal circumstances:

•

Short Duration Credit Opportunities invests at least 70% of its Managed Assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments.

•	Short Duration Credit Opportunities may invest in high yield debt and other debt instruments as described herein in an aggregate amount of up to 30% of its Managed Assets.

•

Short Duration Credit Opportunities invests at least 80% of its Managed Assets in corporate debt instruments that are, at the time of investment, rated below investment grade or unrated but judged by the Fund’s sub-adviser to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch, or (ii) unrated but judged to be of comparable quality. However, Short Duration Credit Opportunities may not invest, at the time of investment, more than 30% of its Managed Assets in securities rated below CCC+ or Caa by any NRSRO that rate such security or are unrated but judged to be of comparable quality, including securities in default.

•

Short Duration Credit Opportunities may enter into short positions, consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating a negative investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its Managed Assets.

•

Short Duration Credit Opportunities will maintain an average duration of two years or less for its portfolio (including the effect of leverage, but after the effect of derivatives used to shorten duration). “Average duration” and “average portfolio duration” are each defined to be the modified duration of the Fund’s portfolio, which is the measure of a debt instrument’s or a portfolio’s price sensitivity with respect to changes in market yields adjusted to reflect the effect of the Fund’s use of leverage.

•

Short Duration Credit Opportunities may invest up to 20% of its Managed Assets in debt instruments of non-U.S. issuers (which term includes borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Fund’s investments in debt instruments of non-U.S. issuers may include debt instruments located, or conducting their business, in emerging market countries.

•

Short Duration Credit Opportunities may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly.

Use of Leverage

Each Fund uses leverage to pursue its investment objective. The Funds may use leverage to the extent permitted by the 1940 Act. The Funds may source leverage through a number of methods including through borrowings, issuing preferred shares of beneficial interest, the issuance of debt securities, and entering into reverse repurchase agreements (effectively a borrowing). In addition, the Funds may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the senior loan market adversely affect the price at which senior loans are available), each Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate- or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Funds may not achieve their investment objectives.

Portfolio Investments

The Acquiring Fund’s portfolio is composed principally of the following investments. A more detailed description of the Acquiring Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the Merger SAI.

Senior Loans

The Acquiring Fund may invest in (i) senior loans made by banks or other financial institutions to borrowers, (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. senior loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The capital structure of a borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the borrower, typically in descending order of seniority with respect to claims on the borrower’s assets. The proceeds of senior loans primarily are used by borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, re-financings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Acquiring Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Acquiring Fund usually will rely on the Agent to monitor compliance by the borrower with the restrictive covenants in a loan agreement.

Senior loans in which the Acquiring Fund invests generally pay interest at rates that are redetermined periodically at short-term intervals by reference to a base lending rate, plus a premium. senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semiannually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR (of any tenor, but typically between one month and six months, and currency), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. The frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates. The senior loans held by the Acquiring Fund will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Acquiring Fund from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to the Acquiring Fund from its investments in senior loans should decrease. The Acquiring Fund may utilize derivative instruments to shorten the effective interest rate redetermination period of senior loans in its portfolio. senior loans typically have a stated term of between one and eight years.

The Acquiring Fund primarily purchases senior loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

The Acquiring Fund may purchase participation interests in the original syndicate making senior loans. Loan participation interests typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Acquiring Fund may participate in such syndications, or can buy part of a senior loan, becoming a part Lender. When purchasing a participation interest, the Acquiring Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Acquiring Fund may invest may not be rated by any NRSRO. See “Risk Factors—Senior Loan Risks.”

Although senior loans have the most senior position in a borrower’s capital structure and are often secured by specific collateral, they are typically below investment grade quality and may have below investment grade ratings; these ratings are associated with securities having speculative characteristics. Senior loans rated below investment grade may therefore be regarded as “junk,” despite their senior capital structure position or specific collateral pledged to secure such loans. The Acquiring Fund may purchase and retain in its portfolio senior loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Acquiring Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a senior loan. See “—Warrants and Equity Securities.” Given the Acquiring Fund’s policy to invest up to 30% of its Managed Assets in senior loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody’s or Fitch, the Acquiring Fund may invest no more than 30% of its Managed Assets in borrowers that, at the time of investment, have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Investment rating limitations are considered to apply only at the time of investment and the Acquiring Fund is under no obligation to sell securities as a result of changes in market values or ratings. You should expect the Acquiring Fund’s net asset value to fluctuate as a result of changes in the credit quality of borrowers and other factors. A serious deterioration in the credit quality of one or more borrowers could cause a permanent decrease in the Acquiring Fund’s net asset value. See “Risk Factors—Loan Participation Risk.”

Non-Senior Loan Investments

Second Lien Loans and Unsecured Loans. The Acquiring Fund may invest in second lien loans and other unsecured loans. Such loans are made by public and private corporations and other non-governmental borrowers for a variety of purposes. As in the case of senior loans, the Acquiring Fund may purchase interests in second lien loans and unsecured loans through assignments or participations.

Second lien loans have similar characteristics as senior loans except that such interests are second in lien property rather than first. Second lien loans are second in priority of payment to one or more senior loans of the related borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the interest. They typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related borrower other than senior loans of such borrower. Second lien loans may feature fixed or floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other below investment grade debt instruments.

Unsecured loans generally have lower priority in right of payment compared to holders of secured interests of the borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the borrower’s obligation under the interest. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and other interests. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to senior loans and other secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Unsecured loans of below investment grade quality share the same risks of other below investment grade debt instruments.

Corporate Bonds. Corporate bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The Acquiring Fund may invest in bonds and other debt securities of any quality.

Structured Notes. The Acquiring Fund may utilize structured notes, which are privately negotiated debt obligations or economically equivalent instruments where the principal and/or interest to be received by the investor is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or loans, an index of securities or loans, or specified interest rates, or the differential performance of two assets or markets. Structured notes may be issued by corporations, including banks, as well as by governmental agencies. Structured notes frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured notes normally provide that their principal and/or interest payments are to be adjusted upwards or index while the structured notes are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. If the Acquiring Fund invests in structured notes that are designed to provide returns and risks that emulate those of senior loans, the Acquiring Fund may treat the value of (or, if applicable, the notional amount of) such investment as an investment in senior loans for purposes of determining compliance with the requirement set forth above that at least 80% of the Acquiring Fund’s Assets be invested under normal market circumstances in senior loans, except to the extent that the value (or notional amount) of such investments exceeds 5% of the Acquiring Fund’s Managed Assets. Any such investment amounts that exceed 5% of Managed Assets will be treated as a type of “other debt instruments” which, in the aggregate, are limited to 20% of Managed Assets. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of the multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Sub-Adviser may utilize structured notes for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Acquiring Fund’s portfolio. While structured notes may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured notes may be less liquid than other debt securities, and the price of structured notes may be more volatile. In some cases, depending on the terms of the embedded index, a structured note may provide that the principal and/or interest payments may be adjusted below zero. Structured notes also may involve significant credit risk and risk of default by the counterparty. Although structured notes are not necessarily illiquid, the Adviser believes that currently most structured notes are illiquid. Like other sophisticated strategies, the Acquiring Fund’s use of structured notes may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Sub-Adviser, principal and/or interest payments received on the structured notes may be substantially less than expected. Also, if the Sub-Adviser uses structured notes to reduce the duration of the Acquiring Fund’s portfolio, this may limit the Acquiring Fund’s return when having a longer duration of the Acquiring Fund’s portfolio, this may limit the Acquiring Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).

U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Acquiring Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Acquiring Fund will invest in obligations issued by these instrumentalities only if the Sub-Adviser determines that the credit risk with respect to such obligations is minimal.

The principal of and/or interest on certain U.S. Government securities which may be purchased by the Acquiring Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected by changes in the exchange rate between foreign currencies and the U.S. dollar.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Warrants and Equity Securities. The Acquiring Fund may acquire equity securities and warrants issued by a borrower or its affiliates as part of a package of investments in the borrower or its affiliates issued in connection with a senior loan of the borrower. The Acquiring Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in senior loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Acquiring Fund’s net asset value. The Acquiring Fund may possess material non-public information about a borrower as a result of its ownership of a senior loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Acquiring Fund might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.

Repurchase Agreements. For cash management purposes, the Acquiring Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Acquiring Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Sub-Adviser, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Sub-Adviser will demand additional collateral from the issuer to increase the Sub-Adviser of the collateral to at least that of the repurchase price, including interest.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). Convertible securities have general characteristics similar to both debt securities and common stock. The interest paid on convertible securities may be fixed or floating rate. Floating rate convertible securities may specify an interest rate or rates that are conditioned upon changes to the market price of the underlying common stock. Convertible securities also may be issued in zero coupon form with an original issue discount. See “—Zero Coupon and Payment-In-Kind Securities.” Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, will also react to variations in the general market for common stock. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and can provide for a stable stream of income with generally higher yields than common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation, and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received). There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. The convertible securities in which the Acquiring Fund may invest may be below investment grade quality.

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from any increases in the market price of the underlying common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity (or redemption) is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities may be called for conversion by the issuer after a particular date and under certain circumstances (including at a specified price) established upon its issuance. For these reasons, the risks associated with the investing in mandatory convertible securities most closely resemble the risks inherent in common stock. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss. If a mandatory convertible security is called for conversion, the Acquiring Fund will be required to either convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Acquiring Fund’s ability to achieve its investment objective. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security’s conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock.

Mortgage-Related and Other Asset-Backed Securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Acquiring Fund invests will typically pay variable rates of interest, although the Acquiring Fund may invest in fixed-rate obligations as well.

The Acquiring Fund may invest in certain asset-backed securities as discussed below. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

A collateralized loan obligation (“CLO”) is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically senior loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

The Acquiring Fund also may invest in collateralized debt obligations (“CDOs”). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs and are subject to the same inherent risks.

Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Acquiring Fund may exhibit additional volatility. This is known as extension risk. The Sub-Adviser expects that the Acquiring Fund will focus its mortgage-related investments principally in adjustable rate mortgage-related and other asset- backed securities, which should minimize the Acquiring Fund’s overall sensitivity to interest rate volatility and extension risk. However, because interest rates on most adjustable rate mortgage-related and other asset-backed securities typically only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuation in the market value of these securities, including declines in market value as interest rates rise. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. This can reduce the Acquiring Fund’s returns because the Acquiring Fund may have to reinvest that money at lower prevailing interest rates. Below investment grade securities frequently have call features that allow an issuer to redeem a security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. senior loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Acquiring Fund, prepayment risk may be increased. The Acquiring Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Sovereign Debt Securities. The Acquiring Fund may invest in debt securities and other instruments that are issued by, or that are related to, government, government-related and supranational issuers, including those located, or conducting their business, in emerging markets countries.

The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in the U.S. by which defaulted interest may be collected.

Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability or sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject. The Acquiring Fund may invest in debt securities issued by issuers located, or conducting their business in, emerging market countries, and investments in such debt securities are particularly speculative. Heightened risks of investing in emerging markets sovereign debt include:

•	Risk of default by a governmental issuer or guarantor. In the event of a default, the Acquiring Fund may have limited legal recourse against the issuer and/or guarantor.

•

Risk of restructuring certain debt obligations. This may include reducing and rescheduling interest and principal payments or requiring lenders to extend additional credit, which may adversely affect the value of these investments.

In addition, risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Acquiring Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging markets countries.

Below Investment Grade Securities. Investments in below investment grade securities, commonly referred to as junk bonds or high yield debt, generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities.

Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Acquiring Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. The Sub-Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Acquiring Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Acquiring Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Acquiring Fund’s net asset value.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Acquiring Fund may have greater difficulty selling its portfolio securities. The Acquiring Fund will be more dependent on the Sub-Adviser’s research and analysis when investing in below investment grade securities. The Sub-Adviser seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating lower-grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Sub-Adviser does not rely solely on credit ratings when selecting securities for the Acquiring Fund, and develops its own independent analysis of issuer credit quality.

The Acquiring Fund’s credit quality policies apply only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security in the event that a rating agency or the Sub-Adviser downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Sub-Adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.

Debtor-In-Possession Financings. The Acquiring Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from chapter 11 and be forced to liquidate its assets under chapter 7 of the Bankruptcy Code. In such event, the Acquiring Fund’s only recourse will be against the property securing the DIP financing.

Securities Issued by Non-U.S. Issuers

General. The Acquiring Fund may invest in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated. The Acquiring Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. An “emerging market” country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle income economy according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe. Securities of non-U.S. Issuers include ADRs, Global Depositary Receipts (GDRs) or other securities representing underlying shares of non-U.S. Issuers. Positions in those securities are not necessarily denominated in the same currency as the common stock into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar- denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Acquiring Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Acquiring Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. Issuers. Investing in securities of non-U.S. Issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. Issuers. These considerations include: (i) less publicly available information about non-U.S. Issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Sub-Adviser may not be able to sell the Acquiring Fund’s portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Acquiring Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets; (vi) withholding and other non-U.S. taxes may decrease the Acquiring Fund’s return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. Issuers to make payments of principal and/or interest to investors located outside the U.S. due to blockage of foreign currency exchanges or otherwise; and (viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Acquiring Fund invests a significant amount of its investments in issuers located in one region and to the extent that the Acquiring Fund invests in securities of issuers in emerging markets.

Although the Acquiring Fund may hedge its exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Acquiring Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

Debt Obligations of Non-US Governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. Issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Acquiring Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. Issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar Instruments and Yankee Bonds. The Acquiring Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. Issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Zero Coupon and Payment-In-Kind Securities

The Acquiring Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to qualify for treatment as a RIC under the Code, the Acquiring Fund must generally distribute for each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds and PIKs. Because the Acquiring Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Acquiring Fund may have to distribute cash obtained from selling portfolio holdings of the Acquiring Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Acquiring Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Acquiring Fund to dispose of them or determine their current value.

When-Issued and Delayed-Delivery Transactions

The Acquiring Fund may purchase and sell interests in senior loans and other portfolio securities on a “when issued” or “delayed delivery” basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when- issued or delayed delivery basis, the Acquiring Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. The Acquiring Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Acquiring Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

No Inverse Floating Rate Securities

The Acquiring Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

Derivatives

The Acquiring Fund may invest in derivative instruments including total return swaps; interest rate swaps; credit default swaps; interest rate caps; interest rate floors; interest rate collars; swaptions; credit-linked notes; securities indices; other indices or other financial instruments; stock and bond index futures; futures contracts on securities; options on securities; options on futures contracts; options on stock and bond indexes; interest rate futures; exchange-traded and over-the-counter options on securities or indices; index linked securities; currency exchange transactions; financial futures; options on financial futures; index futures; index options; index options on futures contracts; interest rate options; interest rate option on futures contracts; short sales; structured notes; options on U.S. Treasury security or U.S. Government Agency securities; U.S. Treasury security or U.S. Government Agency security futures contracts; and options on U.S. Treasury security or U.S. Government Agency security futures contracts.

The Acquiring Fund may invest in certain derivative instruments as a hedging technique to protect against potential adverse changes in the market value of portfolio securities. The Acquiring Fund also may use derivatives to attempt to protect the net asset value of the Acquiring Fund, to facilitate the sale of certain portfolio securities, to manage the Acquiring Fund’s effective interest rate exposure, or as a means of gaining investment exposure.

Total Return Swaps. Such instruments may include total return swaps whose prices, in The Sub-Adviser’s opinion, correlate with the prices of the senior loan instruments, in which the Acquiring Fund may primarily invest. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include indices, securities or baskets of securities during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

The Acquiring Fund may utilize total return swaps as a component of “synthetic” investments. A “synthetic” investment is comprised of two components that, when combined, replicate or emulate the economic exposure of a third investment. The Acquiring Fund may use the combination of a total return swap and cash equivalents to replicate or emulate exposure to senior loans. The cash equivalent market value effectively represents the “principal” portion of such “synthetic” senior loan exposure, and the total return swap market value (not notional value) represents the “interest” and/or “return” portion of such senior loan exposure. When combined, these two components provide the investment profile of a direct investment in senior loans.

For purposes of the investment policy requiring the Acquiring Fund to invest at least 80% of its Assets in senior loans, the Acquiring Fund will treat only the positive valuation of the total return swap portion of a synthetic investment as counting towards the 80% policy, and will value such swap using mark-to-market principles in accordance with generally accepted accounting principles. In the event that applicable rules or SEC guidance change, the Acquiring Fund may, to the extent permitted, incorporate such change in the calculation of a synthetic investment as a “senior loan” for purposes of the Acquiring Fund’s 80% policy.

The Acquiring Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps (as defined below). An iBoxx Loan Total Return Swap is a specific type of total return swap on an index that is designed to provide exposure to the senior loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index. Markit, which is not affiliated with Nuveen Investments or the Acquiring Fund, created this rules-based index to seek to track the broader senior loan market with a smaller subset of the more liquid index constituents (i.e., constituents with greater transparent price discovery, smaller bid-offer spreads, and larger tradeable sizes at particular price quotes). The Acquiring Fund believes that iBoxx Loan Total Return Swaps provide an efficient and cost-effective basis for obtaining exposure to the senior loan market. These total return swaps use standardized trading and short form, electronic conformations, which offer increased efficiency and lower costs than traditional total return swaps, which use variable or customized trading documentation and paper confirmations. The Acquiring Fund anticipates using iBoxx Loan Total Return Swaps as a component of “synthetic investments” that, when combined with cash equivalents, replicate or emulate exposure to senior loans, as described above. iBoxx Loan Total Return Swaps share risks that are similar to other derivative instruments in which the Acquiring Fund may invest. See “Risk Factors—Derivatives Risk, Including the Risk of Swaps.”

Interest Rate Swaps. Interest rate swaps involve the exchange by the Acquiring Fund with a counterparty of their respective commitments to pay or receive interest of different rates and tenors, such as an exchange of fixed-rate payments for floating rate payments. The Acquiring Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments.

Other derivative instruments that may be used, or other transactions that may be entered into, by the Acquiring Fund may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; total return swaps; and currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value.

There is no assurance that these derivative strategies will be available at any time, that the Adviser and the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Derivatives and Hedging Strategies

The Acquiring Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index. Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward- starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Acquiring Fund may be greater than gains in the value of the securities in the Acquiring Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Acquiring Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders, including shareholders of TFP Shares.

Short Sales. The Acquiring Fund may make short sales of securities if, at all times when a short position is open, the Acquiring Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short. This technique is called selling short “against the box.”

In a short sale, the Acquiring Fund will not deliver from its portfolio the securities sold and will not receive immediately the proceeds from the sale. Instead, the Acquiring Fund will borrow the securities sold short from a broker-dealer through which the short sale is executed and the broker-dealer will deliver such securities, on behalf of the Acquiring Fund, to the purchaser of such securities. Such broker-dealer will be entitled to retain the proceeds from the short sale until the Acquiring Fund delivers to such broker-dealer the securities sold short. In addition, the Acquiring Fund will be required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Acquiring Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Acquiring Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Acquiring Fund will receive the proceeds of the sale. Because the Acquiring Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Acquiring Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than delivering portfolio securities.

Short sales may protect the Acquiring Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gain in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Acquiring Fund owns, either directly or indirectly, and, in the case where the Acquiring Fund owns convertible securities, changes in the conversion premium. The Acquiring Fund will incur transaction costs in connection with short sales.

In addition to enabling the Acquiring Fund to hedge against market risk, short sales may afford the Acquiring Fund an opportunity to earn additional current income to the extent the Acquiring Fund is able to enter into arrangements with broker- dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Acquiring Fund’s short positions remain open.

The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, the Acquiring Fund will recognize gain, but not loss, with respect to securities if it enters into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if it enters into such transactions and then acquires the same or substantially identical property.

Options on Securities. In order to hedge against adverse market shifts, the Acquiring Fund may purchase put and call options on stock, bonds or other securities. In addition, the Acquiring Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price at any time during the option period.

As a holder of a put option, the Acquiring Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Acquiring Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option’s expiration date. The Acquiring Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Acquiring Fund would sell an option of the same series as the one it has purchased. The ability of the Acquiring Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Acquiring Fund so desires. The Acquiring Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Acquiring Fund.

In purchasing a put option, the Acquiring Fund seeks to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Acquiring Fund seeks to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Acquiring Fund are small in relation to the market value of the instruments underlying the options, buying options can result in additional amounts of leverage to the Acquiring Fund. The leverage caused by trading in options could cause the Acquiring Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Acquiring Fund did not invest in options.

The Acquiring Fund will receive a premium when it writes put and call options, which increases the Acquiring Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Acquiring Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Acquiring Fund’s obligation as the writer of the option continues. Upon the exercise of a put option written by the Acquiring Fund, the Acquiring Fund may suffer an economic loss equal to the difference between the price at which the Acquiring Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Acquiring Fund, the Acquiring Fund may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over the Acquiring Fund’s acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Acquiring Fund and the Acquiring Fund’s acquisition cost of the security. Thus, in some periods the Acquiring Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

Options on Stock and Bond Indexes. The Acquiring Fund may purchase put and call options on stock and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Acquiring Fund may write covered put and call options on stock and bond indexes. A stock or bond index measures the movement of a certain group of stocks or bonds by assigning relative values to the stocks or bonds included in the index. Options on a stock or bond index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Acquiring Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Acquiring Fund’s investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Acquiring Fund of options on stock or bond indexes will be subject to the ability of the Sub-Adviser to predict correctly changes in the relationship of the underlying index to the Acquiring Fund’s portfolio holdings. No assurance can be given that the Sub-Adviser’s judgment in this respect will be correct.

Stock and Bond Index Futures Contracts. The Acquiring Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. For example, if the Sub-Adviser expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the

Acquiring Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Acquiring Fund’s position in such futures contract. If, on the other hand, the Sub-Adviser expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to buy. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Acquiring Fund’s futures contract resulting from the increase in the index. The Acquiring Fund may purchase futures contracts on a stock or bond index to enable the Sub-Adviser to gain immediate exposure to the underlying securities market pending the investment in individual securities of the Acquiring Fund’s portfolio.

Under regulations of the Commodity Futures Trading Commission (“CFTC”), the Acquiring Fund and the Adviser have claimed an exclusion from registration as a commodity pool and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, neither the Acquiring Fund nor the Adviser, or their officers and directors, are subject to the registration requirements of the CEA. The Acquiring Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Acquiring Fund’s policies. In addition, certain provisions of the Code may limit the extent to which the Acquiring Fund may enter into futures contracts or engage in options transactions.

The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). With respect to options purchased by the Acquiring Fund, there are no daily cash payments made by the Acquiring Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Acquiring Fund

Other Futures Contracts and Options on Futures Contracts. The Acquiring Fund’s use of derivative instruments also may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts; (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts; (iii) interest rate futures contracts; (iv) index call option on futures contracts; (v) index put option on futures contracts; (vi) interest rate call option on futures contracts; and (vii) interest rate put option on futures contracts. All such instruments must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. An interest rate future is a contract where the buyer and seller agree to the future delivery of any interest-bearing asset with the price locked in for a future date. A call option on futures is a contract where the buyer has the right to enter into a specified futures contract at a certain price in the future. A put option on futures is a contract where the buyer has the right to sell a specified futures contract at a certain price in the future. An index call option on futures is a contract where the buyer has the right to assume a particular futures position at a certain price in the future. An index put option on futures is a contract where the buyer has the right to assume a particular futures position at a certain price in the future. An interest rate call option on futures is a contract where the buyer has the right to assume a particular futures position at a certain price in the future. An interest rate put option on futures is contract where the buyer has the right to assume a particular futures position at a certain price in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Acquiring Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Acquiring Fund than if it had not engaged in any such transactions. If, for example, the Acquiring Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Acquiring Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Acquiring Fund, which may prevent the Acquiring Fund from achieving the intended hedge or expose the Acquiring Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Acquiring Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser’s ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well- conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that the Sub-Adviser’s judgment in this respect will be correct.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

The Acquiring Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to buy or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Acquiring Fund.

Structured Notes. The Acquiring Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations or economically equivalent instruments where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or loans, an index of securities or loans or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The Acquiring Fund may purchase and sell various other kinds of financial futures contracts and options thereon. Futures contracts may be based on various debt securities and securities indices. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Acquiring Fund’s initial investment in these contracts. The Acquiring Fund will only purchase or sell futures contracts or related options in compliance with the rules of the CFTC. These transactions involve transaction costs. There can be no assurance that the Acquiring Fund’s use of futures will be advantageous to the Acquiring Fund. Guidelines established by one or more NRSROs that rate any preferred shares issued by the Acquiring Fund may limit use of these transactions.

Credit-Linked Notes. The Acquiring Fund may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk. See “Risk Factors—Counterparty Risk.”

Swaps. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or “swapped” between the parties, which returns are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Swaptions. A swaption is an over-the-counter traded option that gives the seller the right, but not the obligation, to enter into an interest rate swap at a set rate on an agreed upon future date. Although the typical swaption is an option on an interest rate swap, a swaption could be an option on any type of swap. In return for this flexibility, the purchaser of the swaption pays a premium determined by taking into account the duration of the option period, the term and strike rate of the swap and the volatility of interest rates. If interest rates fall, the purchaser of the swaption will let the swaption expire and transact an interest rate swap at the prevailing market rate. There are three styles of swaptions: American, in which the holder is allowed to enter the swap on any day that fall within a range of two dates; Bermudian, in which the holder is allowed to enter the swap on a sequence of dates; and European, in which the holder is allowed to enter the swap on one specified date.

Credit Default Swaps. The Acquiring Fund may enter into credit default swap contracts for risk management purposes, including diversification. When the Acquiring Fund is the buyer of a credit default swap contract, the Acquiring Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the Acquiring Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Acquiring Fund would have spent the stream of payments and received no benefit from the contract. When the Acquiring Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Acquiring Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. The tax treatment of certain credit default swaps is uncertain.

Interest Rate Swaps. The Acquiring Fund will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Acquiring Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction.

These instruments are traded in the over-the-counter market. The Acquiring Fund may use interest rate swaps for risk management purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Acquiring Fund’s holdings. Interest rate swaps involve the exchange by the Acquiring Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Acquiring Fund would be unfavorably affected.

Total Return Swaps. As stated above, the Acquiring Fund will enter into total return swaps only on a net basis. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

Currency Exchange Transactions. The Acquiring Fund may enter into currency exchange transactions to hedge the Acquiring Fund’s exposure to foreign currency exchange rate risk in the event the Acquiring Fund invests in non-U.S. dollar denominated securities of non-U.S. Issuers. The Acquiring Fund’s currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange- traded, and are usually for less than one year, but may be renewed. At the maturity of a forward contract to deliver a particular currency, the Acquiring Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Acquiring Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Acquiring Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Acquiring Fund is obligated to deliver.

If the Acquiring Fund retains the portfolio security and engages in an offsetting transaction, the Acquiring Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Acquiring Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Acquiring Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Acquiring Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Acquiring Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Other Hedging Transactions. The Acquiring Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Acquiring Fund’s portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on the Use of Futures, Options on Futures and Swaps. The Adviser has claimed, with respect to the Acquiring Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Acquiring Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Acquiring Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Acquiring Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Acquiring Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Acquiring Fund. The Acquiring Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Acquiring Fund’s policies. However, the requirements for qualification as a RIC under Subchapter M of the Code may limit the extent to which the Acquiring Fund may employ futures, options on futures or swaps.

Illiquid Securities

The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Acquiring Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its designee.

Short-Term/Long-Term Debt Securities; Temporary Defensive Positions

During temporary defensive periods (e.g., during periods of adverse market, economic or political conditions), the Acquiring Fund may invest up to 100% of its Managed Assets in cash equivalents and investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Acquiring Fund may not pursue or achieve its investment objective. These investments are defined to include, without limitation, the following:

(1)

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)

Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation (“FDIC”) regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Acquiring Fund may not be fully insured.

(3)

Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)

Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Other Investment Companies

The Acquiring Fund may invest in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Acquiring Fund may invest directly. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Acquiring Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Acquiring Fund receives the proceeds of a large purchase of common shares, preferred shares and/or borrowings, or during periods when there is a shortage of attractive securities of the types in which the Acquiring Fund may invest in directly available in the market. The Acquiring Fund may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As an investor in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Acquiring Fund’s advisory and administrative fees with respect to assets so invested. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Acquiring Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Acquiring Fund will consider the investments of underlying investment companies when determining compliance with Rule 35d-1 under the 1940 Act. Moreover, the Acquiring Fund will consider the investments of underlying investment companies when determining compliance with its own concentration policy, to the extent the Acquiring Fund has sufficient information about such investments.

Lending of Portfolio Securities

To increase its income, the Acquiring Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Acquiring Fund. The Acquiring Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned through payments from the borrower. The Acquiring Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Acquiring Fund may pay reasonable fees to persons unaffiliated with the Acquiring Fund for services in arranging these loans. The Acquiring Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Sub-Adviser to be creditworthy and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk.

The creditworthiness of firms to which the Acquiring Fund lends its portfolio holdings will be monitored on an ongoing basis by the Sub-Adviser. Although no specific policy limits the percentage of the Acquiring Fund’s assets which the Acquiring Fund may lend, under current SEC guidance the Acquiring Fund may not have on loan at any given time securities representing more than one-third of its total asset value.

The Acquiring Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Sub-Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Acquiring Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Acquiring Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Portfolio Trading and Turnover Rate

Portfolio trading may be undertaken to accomplish the investment objective of the Acquiring Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security also may be sold when the Sub-Adviser anticipates a change in the price of such security, the Sub-Adviser believes the price of a security has reached or is near a realistic maximum, or there are other securities that the Sub-Adviser believes are more attractive given the Acquiring Fund’s investment objective. The Acquiring Fund also may engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, but the Acquiring Fund will not engage in trading solely to recognize a gain.

Subject to the foregoing, the Acquiring Fund will attempt to achieve its investment objective by prudent selection of securities with a view to holding them for investment. While there can be no assurance thereof, the Acquiring Fund anticipates that its annual portfolio turnover rate will generally not exceed 50%. However, the rate of turnover will not be a limiting factor when the Acquiring Fund deems it desirable to sell or purchase securities. Therefore, depending on market conditions, the annual portfolio turnover rate of the Acquiring Fund may exceed 50% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund which, when distributed to shareholders, will be taxable as ordinary income. For the fiscal year ended July 31, 2022, the Acquiring Fund’s portfolio turnover rate was 37%.

Interest Rate Transactions

The Acquiring Fund expects that the Acquiring Fund’s portfolio investments in senior loans and other adjustable rate debt instruments in which the Acquiring Fund may invest will serve as a hedge against the risk that common share net income and/or returns may decrease due to rising market dividend or interest rates on any preferred shares or borrowings. If market conditions are deemed favorable, the Acquiring Fund also may enter into interest rate swap or cap transactions to attempt to protect itself from such interest rate risk on the remaining amount of any outstanding preferred shares and/or borrowings. Interest rate swaps involve the Acquiring Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Acquiring Fund a payment at a variable rate that is expected to approximate the rate on the Acquiring Fund’s variable rate payment obligation on borrowings or any variable rate preferred shares, such as the TFP

Shares. The payment obligations would be based on the notional amount of the swap. The Acquiring Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Acquiring Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

Because senior loans and other adjustable rate debt instruments in which the Acquiring Fund may invest and the Acquiring Fund’s preferred shares and borrowings generally pay interest or dividends based on short-term market interest rates, the Acquiring Fund’s investments in senior loans and other adjustable rate debt instruments may potentially offset the leverage risks borne by the Acquiring Fund relating to the fluctuations on common share income due to variations in the preferred share dividend rate and/or the interest rate on borrowings. The Acquiring Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Acquiring Fund’s use of interest rate swaps or caps could enhance or harm the overall performance on the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Acquiring Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Acquiring Fund to the counterparty exceeds the additional amount the Acquiring Fund would have been required to pay had it not entered into the cap agreement. The Acquiring Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the remainder of the outstanding amount of the Acquiring Fund’s leverage, less the amount of senior loans in the Acquiring Fund’s portfolio. The Acquiring Fund has no current intention of selling an interest rate swap or cap. The Acquiring Fund will monitor its interest rate swap and cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Acquiring Fund is contractually obligated to make. If the counterparty defaults, the Acquiring Fund would not be able to use the anticipated net receipts under the swap or cap to offset the interest payments on borrowings or dividend payments on the TFP Shares. Depending on whether the Acquiring Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. Although this will not guarantee that the counterparty does not default, the Acquiring Fund will not enter into an interest rate swap or cap transaction with any counter-party that the Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Adviser will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Acquiring Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Acquiring Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Acquiring Fund’s common shares. The Acquiring Fund may choose or be required to prepay any borrowings or redeem some or all of the TFP Shares. This redemption would likely result in the Acquiring Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Acquiring Fund. An early termination of a cap could result in a termination payment to the Acquiring Fund.

Each Board recommends that shareholders vote FOR the approval of the Agreement and Plan of Merger.

PROPOSAL NO. 2— APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES OF ACQUIRING FUND

Detailed information regarding each proposed Merger of a Target Fund with and into the Merger Sub is described above under “Proposal No. 1.” Common shareholders of the Acquiring Fund are urged to read the disclosure under that proposal for important information about each proposed Merger.

The Agreement sets forth the terms of each Merger and, with respect to each Merger, provides for: (1) the merger of the Target Fund with and into the Merger Sub, with the Merger Sub continuing as the surviving company and the separate legal existence of the Target Fund ceasing for all purposes as of the Effective Time; (2) the conversion of the issued and outstanding common shares of beneficial interest of the Target Fund into newly issued common shares of beneficial interest of the Acquiring Fund, par value $0.01 per share (with cash being received in lieu of any fractional Acquiring Fund common shares), and (3) the conversion of the issued and outstanding TFP Shares of the Target Fund into newly issued TFP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $1,000 per share. Subject to notice of issuance, the Acquiring Fund expects to list such common shares on the NYSE. As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law. Following its Merger, a Target Fund will terminate its registration as an investment company under the 1940 Act.

Based on information from Nuveen Fund Advisors, LLC, the Funds’ investment adviser, the proposed

Mergers are intended to benefit shareholders in a number of ways, including, among other things: (i) greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements; (ii) increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund; and (iii) assuming each Merger is completed, lower net operating expenses (excluding the cost of leverage), as certain fixed costs are spread over the combined fund’s larger asset base which may also help to achieve fund-level management fee breakpoints.

The aggregate net asset value, as of the Valuation Time, of the Acquiring Fund common shares received by each Target Fund’s common shareholders in connection with the Mergers will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of each Fund will be reduced by the estimated costs of the Mergers borne by such Fund. See “—Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds” for a description of the rights of Acquiring Fund common shareholders. However, no fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to a Target Fund’s shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). As a result of the

Mergers, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Mergers and thus, common shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or a Target Fund individually.

The Mergers will result in no reduction in net asset value of the Acquiring Fund’s common shares, other than to reflect the costs of the Mergers. It is expected that no gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Mergers. It is not currently expected that any significant portfolio sales of a Target Fund will occur solely in connection with a Merger.

The Acquiring Fund will continue to operate following the Mergers as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Mergers, applicable NYSE rules require shareholder approval of additional Acquiring Fund common shares to be issued in connection with each Merger.

Shareholder approval of the issuance of additional common shares of the Acquiring Fund requires the affirmative vote of a majority (more than 50%) of the votes cast on the proposal, provided a quorum is present. Because the approval of Proposal No. 2 requires the approval of at least 50% of the Acquiring Fund’s shares voting on the matter, abstentions and broker non-votes, if any, will have the same effect as a vote against the proposal. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary authority to vote such shares.

The consummation of each Merger is contingent on the satisfaction or waiver of all closing conditions, including approval of the Merger proposals (Proposal Nos. 1 and 2) by the applicable Fund’s shareholders.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote FOR the approval of the issuance of additional Acquiring Fund common shares in connection with the Mergers.

PROPOSAL NO. 3—THE ELECTION OF BOARD MEMBERS

Pursuant to the governing documents of each Fund, the Board is divided into three classes (Class I, Class II and Class III), to be elected by the holders of the outstanding shares to serve until the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. The preferred shareholders of each Target Fund are being solicited to vote on this Proposal No. 3, including the election of such Board Members to be elected by the preferred shareholders of each Fund, by means of a separate proxy statement.

For each Fund, four (4) Board Members are to be elected by holders of common and preferred shares, voting together as a single class. Current Board Members Lancellotta, Nelson and Toth have been designated as Class II Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2026 annual meeting of shareholders or until their successors have been duly elected and qualified. Current Board Member Young, previously designated as a Class II Board member, has been designated as a Class I Board Member and is a nominee for election at the Annual Meeting to serve for a term expiring at the 2025 annual meeting of shareholders or until his successor has been duly elected and qualified. Current Board Members Hunter and Moschner are nominees to be elected by holders of preferred shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

Board Members Evans, Medero, Thornton and Wolff are current and continuing Board Members. Board Member Wolff has been designated as a Class I Board Member for a term expiring at the 2025 annual meeting of shareholders or until her successor has been duly elected and qualified. Board Members Evans, Medero and Thornton have been designated as Class III Board Members for a term expiring at the 2024 annual meeting of shareholders or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable to serve or for good cause will not serve, the proxies will be voted for substitute nominees, if any, designated by the Fund’s present Board.

Current Class I Board Member Wolff was last elected at the annual meeting of shareholders held on April 8, 2022. Current Class II Board Members Nelson, Toth and Young were last elected at the annual meeting of shareholders held on April 22, 2020. Board Member Lancellotta was appointed to the Board of each Fund as a Class II Board Member effective June 1, 2021. Class III Board Members Evans and Thornton were last elected at the annual meeting of shareholders held on April 6, 2021. Board Member Medero was appointed to the Board of each Fund as a Class III Board Member effective June 1, 2021. Board Members Hunter and Moschner were last elected at the annual meeting of shareholders held on April 8, 2022.

Each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of each Fund or of Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, and has never been an employee or director of the Adviser, Nuveen, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

For each Fund, the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote at the Meeting will be required to elect each Board Member of that Fund. When there are four (4) nominees for election to the Board, as is the case here, a vote by plurality means the four nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of the Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of a Fund’s Board Members. The affirmative vote of a plurality of each Fund’s preferred shares, voting separately, will be required to elect Board Members Hunter and Moschner.

The Board of each Fund unanimously recommends that shareholders vote FOR the election of each Board Member designated as a Board Member nominee.

Board Nominees/Board Members

Name, Business Address and Year of Birth	Position(s) Held with Fund	Current Term of Office and Length of Time Served with Funds in the Fund Complex; Nominee(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members/Nominees who are not “interested persons” of the Funds

Terence J. Toth c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1959	Chair of the Board; Board Member	Term: Class II Board Member until 2023 annual shareholder meeting and nominee as Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2008, Chair of the Board since July 2018	Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director of Quality Control Corporation (manufacturing) (2012-2021); formerly, Director of Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); Chair of the Board of the Kehrein Center for the Arts (philanthropy) (since 2021); Member of Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012) and is Chair of its Investment Committee; formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	141	None

Name, Business Address and Year of Birth	Position(s) Held with Fund	Current Term of Office and Length of Time Served with Funds in the Fund Complex; Nominee(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Jack B. Evans c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class III Board Member until 2024 annual shareholder meeting Length of Service: Since 1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation (private philanthropic corporation); Life Trustee of Coe College; formerly, Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (1997-2003) Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc. (regional financial services firm); Member and President Pro Tem of the Board of Regents for the State of Iowa University System (2007-2013); Director (1996-2015), The Gazette Company (media and publishing).	141	Formerly, Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director (2000-2004), Alliant Energy

William C. Hunter c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual Member until 2023 annual shareholder meeting and nominee for term until 2024 annual shareholder meeting Length of Service: Since 2004	Dean Emeritus, formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance (2003-2006), School of Business at the University of Connecticut; previously, Senior Vice President and Director of Research (1995-2003) at the Federal Reserve Bank of Chicago.	141	Director (since 2009) of Wellmark, Inc.; formerly, Director (2004-2018) of Xerox Corporation.

Amy B. R. Lancellotta c/o Nuveen 333 West Wacker Drive	Board Member	Term: Class II Board Member until 2023	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment	141	None

Name, Business Address and Year of Birth	Position(s) Held with Fund	Current Term of Office and Length of Time Served with Funds in the Fund Complex; Nominee(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Chicago, IL 60606 1959		annual shareholder meeting and nominee for Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2021	Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).
Joanne T. Medero c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1954	Board Member	Term: Class III Board Member until 2024 annual shareholder meeting Length of Service: Since 2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The	141	None

Name, Business Address and Year of Birth	Position(s) Held with Fund	Current Term of Office and Length of Time Served with Funds in the Fund Complex; Nominee(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
			White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

Albin F. Moschner c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1952	Board Member	Term: Annual Board Member until 2023 annual shareholder meeting and nominee for term until 2024 annual shareholder meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC (management consulting) (since 2012); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (telecommunications services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunications services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	141	Formerly, Chairman (2019) and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016).

John K. Nelson c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2023 annual shareholder meeting and nominee for	Member of Board of Directors of Core12 LLC (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served on The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic	141	None

Name, Business Address and Year of Birth	Position(s) Held with Fund	Current Term of Office and Length of Time Served with Funds in the Fund Complex; Nominee(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
		Class II Board Member term until 2026 annual shareholder meeting Length of Service: Since 2013	American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.

Matthew Thornton III c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1958	Board Member	Term: Class III Board Member until 2024 annual shareholder meeting Length of Service: Since 2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (non-profit organization dedicated to preventing childhood injuries).	141	Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communications infrastructure).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Current Term of Office and Length of Time Served with Funds in the Fund Complex; Nominee(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margaret L. Wolff c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class I Board Member until 2025 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004), formerly, Chair (2015-2022) of the Board of Trustees of The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	141	Formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Robert L. Young c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Class II Board Member until 2023 annual shareholder meeting and nominee as Class I Board Member until 2025 annual shareholder meeting Length of Service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	141	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

Board Member Investments in the Funds

In order to create an appropriate identity of interests between Board Members and shareholders, the Boards of Directors/Trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2022. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee.

Dollar Range of Equity Securities

Name of Board Member/Nominee	Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Family of Investment Companies(1)
Jack B. Evans	$0	$10,001-$50,000	$10,001-$50,000	$0	$Over $100,000
William C. Hunter	$0	$0	$0	$0	$Over $100,000
Amy B.R. Lancellotta	$0	$0	$0	$0	$10,001-$50,000
Joanne T. Medero	$0	$0	$0	$0	$Over $100,000
Albin F. Moschner	$0	$10,001-$50,000	$0	$Over $100,000	$Over $100,000
John K. Nelson	$0	$0	$0	$0	$Over $100,000
Matthew Thornton III	$0	$0	$0	$0	$Over $100,000
Terence J. Toth	$0	$0	$10,001-$50,000	$0	$Over $100,000
Margaret L. Wolff	$0	$0	$0	$0	$Over $100,000
Robert L. Young	$0	$0	$0	$0	$Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member/nominee of the Funds and in all Nuveen Funds overseen by each Board Member/nominee.

No Independent Board Member or his or her immediate family member owns beneficially or of record any security of Nuveen Fund Advisors, Nuveen Asset Management, LLC, the Funds’ sub-adviser (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen.

As of [•], 2023, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of the Fund. As of [•], 2023, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. Information regarding beneficial owners that, to the knowledge of the Funds, own 5% or more of any class of shares of any Fund is provided under “General Information—Shareholders of the Target Funds and the Acquiring Fund.”

Compensation

Effective January 1, 2022, Independent Board Members received a $205,000 annual retainer, increased from $200,000 as of January 1, 2021, plus they received; (a) a fee of $7,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance was required and $3,000, increased from $2,000 as of January 1, 2021, per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,250, increased from $2,000 as of January 1, 2021, per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $5,000 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,250, increased from $1,000 as of January 1, 2021, per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings; provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chair of the Board received $125,000, increased from $100,000 as of January 1, 2021, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee received $20,000, increased from $15,000 as of January 1, 2021, each as additional retainers. Independent Board Members also received a fee of $3,500 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees are organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen funds on the basis of relative net assets, although management may have, in its discretion, established a minimum amount to be allocated to each fund. In certain instances fees and expenses were allocated only to those Nuveen funds that were discussed at a given meeting. In certain circumstances, such as during the COVID-19 pandemic, the Board may have held in-person meetings by telephonic or videographic means and be compensated at the in-person rate.

Effective January 1, 2023, independent trustees receive a $210,000 annual retainer, plus they receive (a) a fee of $7,250 per day for attendance at regularly scheduled meetings of the Board; (b) a fee of $4,000 per meeting for attendance at special, non-regularly scheduled Board meetings; (c) a fee of $2,500 per meeting for attendance at Audit Committee meetings, Closed-End Fund Committee meetings and Investment Committee Meetings; (d) a fee of $5,000 per meeting for attendance at Compliance, Risk Management and Regulatory Oversight Committee meetings; (e) a fee of $1,250 per meeting for attendance at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance at all other committee meetings, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chair of the Board receives $140,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Closed-End Funds Committee and the Investment Committee receive $20,000 each as additional retainers. Independent trustees also receive a fee of $5,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. Per meeting fees for unscheduled Committee meetings or meetings of Ad Hoc or Special Assignment Committees will be determined by the Chair of such Committee based on the complexity or time commitment associated with the particular meeting. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen Funds that are discussed at a given meeting.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Members of each Fund who are not Independent Board Members serve without any compensation from the Funds. The Funds’ Chief Compliance Officer’s (“CCO”) compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. The Funds reimburse the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

The table below shows, for each Independent Board Member/nominee, the aggregate compensation paid by each Fund to the Independent Board Member/nominee for its last fiscal year.

Aggregate Compensation from the Funds*

Fund Name	Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young
Senior Income	$821	$790	$734	$744	$875	$847	$772	$1,035	$808	$799
Floating Rate Income Opportunity	$1,457	$1,403	$1,303	$1,320	$1,553	$1,503	$1,371	$1,836	$1,434	$1,418
Short Duration Credit Opportunities	$546	$526	$488	$495	$582	$563	$514	$688	$537	$531
Acquiring Fund	$2,062	$1,985	$1,844	$1,867	$2,197	$2,126	$1,940	$2,599	$2,029	$2,007
Total Compensation from Nuveen Funds Paid to Board Members/ Nominees	$408,231	$415,750	$117,500	$117,500	$420,050	$434,500	$335,500	$499,050	$425,836	$350,055

*

Includes deferred fees. Pursuant to the Deferred Compensation Plan with certain Participating Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Participating Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund Name	Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young
Senior Income	$72	—	$126	$190	—	—	—	—	$315	$677
Floating Rate Income Opportunity	$127	—	$223	$338	—	—	—	—	$560	$1,202
Short Duration Credit Opportunities	$48	—	$84	$127	—	—	—	—	$210	$451
Acquiring Fund	$180	—	$316	$478	—	—	—	—	$792	$1,701

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among Board Members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation and risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chair who is an Independent Board Member. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Mr. Toth as the independent Chair of the Board. Pursuant to the Fund’s By-Laws, the Chair shall perform all duties incident to the office of Chair of the Board and such other duties as from time to time may be assigned to him or her by the Board Members or the By-Laws.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Investment Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Toth, Chair, Mr. Nelson and Mr. Young. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted and approved by the Board. The members of the Dividend Committee are Mr. Young, Chair, Mr. Nelson, Ms. Lancellotta and Mr. Thornton. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives and reviews annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Evans, Mr. Moschner, Ms. Wolff and Mr. Young, each of whom is an Independent Board Member of the Funds. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Wolff, Chair, Dr. Hunter, Ms. Lancellotta, Ms. Medero, Mr. Thornton and Mr. Toth. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary Board and committee structures have been developed over the years and the Nominating and Governance Committee believes these structures have provided efficient and effective governance, the Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE listing standards. The members of the Nominating and Governance Committee are Mr. Toth, Chair, Mr. Evans, Dr. Hunter, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Thornton, Ms. Wolff and Mr. Young. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Investment Committee. The Investment Committee is responsible for the oversight of Fund performance, investment risk management and other portfolio-related matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Fund performance; and an assessment of Fund objectives, policies and practices as such may relate to Fund performance. In assessing issues brought to the committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with fund management at its quarterly meetings regarding matters relating to Fund performance and investment risks, including with respect to the various drivers of performance and Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent Trustees of the Funds. Accordingly, the members of the Investment Committee are Dr. Hunter, Chair, Mr. Evans, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young.

Closed-End Funds Committee. The Closed-End Funds Committee was established by the Board in 2012 and is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee receives updates on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds, including the Funds, at each quarterly meeting. The Closed-End Funds Committee reviews, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds, including the Funds, based on net asset value and price over various periods; the volatility trends in the market; the use of leverage by the Nuveen closed-end funds, including the Funds; the distribution data of the Nuveen closed-end funds, including the Funds, and as compared to peer averages; and a summary of common share issuances, if any, and share repurchases, if any, during the applicable quarter by the Nuveen closed-end funds, including the Funds. The Closed-End Funds Committee regularly engages in more in-depth discussions of premiums and discounts of the Nuveen closed-end funds. Additionally, the Closed-End Funds Committee members participate in in-depth workshops to explore, among other things, actions to address discounts of the Nuveen closed-end funds, potential share repurchases and available leverage strategies and their use. The Closed-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Mr. Evans, Chair, Dr. Hunter, Ms. Lancellotta, Mr. Nelson, Mr. Toth and Ms. Wolff. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Board Member Attendance. The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of shareholders of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at https://www.nuveen.com/fund-governance.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Jack B. Evans

Mr. Evans has served as Chairman (since 2019), formerly, President from 1996-2019 of the Hall-Perrine Foundation, a private philanthropic corporation. Mr. Evans was formerly President and Chief Operating Officer (1972-1995) of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago from 1997 to 2003 as well as a Director of Alliant Energy from 2000 to 2004 and Member and President Pro Tem of the Board of Regents for the State of Iowa University System from 2007 to 2013. Mr. Evans is a Life Trustee of Coe College and formerly served as Chairman of the Board of United Fire Group from 2009 to 2021, served as a Director and Public Member of the American Board of Orthopaedic Surgery from 2015 to 2020 and served on the Board of The Gazette Company from 1996 to 2015. He has a Bachelor of Arts from Coe College and an M.B.A. from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Dr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa in 2012, after having served as Dean of the College since July 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. He has held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. He has consulted with numerous foreign central banks and official agencies in Europe, Asia, Central America and South America. He has been a Director of Wellmark, Inc. since 2009. He is a past Director (2005-2015) and a past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society, and a past Director (2004-2018) of the Xerox Corporation. Dr. Hunter received his PhD (1978) and MBA (1970) from Northwestern University and his BS from Hampton University (1970). Dr. Hunter joined the Board in 2004.

Amy B. R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington, D.C. law firms. In addition, since 2020, she has been a member of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984. Ms. Lancellotta joined the Board in 2021.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (BlackRock). From July 2018 to July 2020, she was also Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (CFTC) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Currently, Ms. Medero chairs the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (since 2010 and from 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1978. Ms. Medero joined the Board in 2021.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was formerly Chairman (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President’s Council (2010-2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance. Mr. Nelson joined the Board in 2013.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its

2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001. Mr. Thornton joined the Board in 2020.

Terence J. Toth

Mr. Toth, the Nuveen Funds’ Independent Chair, was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves as Chair of the Board of the Kehrein Center for the Arts (since 2021) and is on the Board of Catalyst Schools of Chicago since 2008. He is on the Mather Foundation Board since 2012 and is Chair of its Investment Committee and previously served as a Director of LogicMark LLC (2012-2016) and of Fulcrum IT Service LLC (2010-2019). Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Robert L. Young

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees. Mr. Young joined the Board in 2017.

Board Member Terms. For each Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of common shares, such Board Members shall be elected for a term generally expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Chief Administrative Officer	Term: Indefinite Length of Service: Since 2015	Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Managing Director (since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2006-2017) of Nuveen, Vice President prior to 2006.

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term: Indefinite Length of Service: Since 2022	Enterprise Senior Compliance Officer of Nuveen (since 2022); formerly, Vice President (2014-2022), Chief Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) and Senior Compliance Officer (2012-2014) of BMO Funds, Inc.; formerly Senior Compliance Officer of BMO Asset Management Corp. (2012-2014).

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016); Managing Director (since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since 2017) of Nuveen Fund Advisors, LLC; Managing Director (since 2022), formerly, Vice President (2018-2022), Associate General Counsel and Assistant Secretary (since 2018) of Nuveen Asset Management, LLC; Managing Director and Associate General Counsel (since January 2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021).

Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2017	Vice President and Assistant Secretary of Nuveen Fund Advisors (since 2017); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2022); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management (2012-2017).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Indefinite Length of Service: Since 2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Indefinite Length of Service: Since 2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive	Vice President	Term: Indefinite	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021),

Chicago, IL 60606 1974		Length of Service: Since 2019	Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since September 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2021); Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2021); Managing Director (since 2021) and Assistant Secretary (since 2016) of TIAA SMA Strategies LLC; Managing Director (since 2019, formerly, Vice President and Director), Associate General Counsel and Assistant Secretary) of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director, Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Vice President (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc. (2014-2017).

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); formerly, Vice President (2007-2021) and Secretary (2016-2021), of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

Jon Scott Meissner 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

Deann D. Morgan 730 Third Avenue New York, NY 10017 1969	Vice President	Term: Indefinite Length of Service: Since February 2020	President of Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen, LLC (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018), formerly, Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing, The Blackstone Group (2013-2017).

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Indefinite Length of Service: Since 2017	Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.

Trey S. Stenersen 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1965	Vice President	Term: Indefinite Length of Service: Since 2022	Senior Managing Director of Teacher Advisors LLC and TIAA-CREF Investment Management, LLC (since 2018); Senior Managing Director (since 2019) and Chief Risk Officer (since 2022), formerly Head of Investment Risk Management (2017-2022) of Nuveen; Senior Managing Director (since 2018) of Nuveen Alternative Advisors LLC.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
E. Scott Wickerham 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Controller	Term: Indefinite Length of Service: Since 2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director, Senior Managing Director (since 2019), of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606	Vice President and	Term: Indefinite Length of	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC

1968	Secretary	Service: Since 2008	(since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 1988	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2022); Managing Director, Assistant Secretary and General Counsel (since 2022), formerly, Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2022) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary (since 2022) of Winslow Capital Management, LLC; formerly Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020) and Santa Barbara Asset Management, LLC (2006-2020); Chartered Financial Analyst.

Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2014) of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA (since 2017).

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of December 31, 2022.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of each Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Audit Committee is currently composed of six Independent Board Members and operates under a written charter adopted and approved by each Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Audit Committee are:

Jack B. Evans

Albin F. Moschner

John K. Nelson, Chair

Margaret L. Wolff Robert L. Young

Audit and Related Fees

The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021
Senior Income	$45,950	$43,960	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Floating Rate Income Opportunity	$45,950	$43,960	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Short Duration Credit Opportunities	$36,040	$34,430	$—	$24,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Acquiring Fund	$45,950	$43,960	$—	$24,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s common shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021
Senior Income	$-	$—	$—	$—	$—	$—	$—	$—
Floating Rate Income Opportunity	$—	$—	$—	$—	$—	$—	$—	$—
Short Duration Credit Opportunities	$—	$—	$—	$—	$—	$—	$—	$—
Acquiring Fund	$—	$—	$—	$—	$—	$—	$—	$—

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser

Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for his or her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Appointment of the Independent Registered Public Accounting Firm

The Board of each Fund has appointed KPMG LLP (“KPMG”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. A representative of KPMG will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. KPMG has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Annual Expenses Excluding the Costs of Leverage

Based on information provided by the Adviser, the Boards considered that it was expected that the annual operating expense ratio of the combined fund following the Mergers, excluding leverage, would be lower than the operating expense ratio of each Target Fund. The operating expense ratios presented below reflect each Fund’s fiscal year ended July 31, 2022 and the pro forma fees and expenses of the combined fund following the Mergers for the twelve months ended July 31, 2022, based on the assumptions set forth in the “Comparative Fee Table” at page [•].

	Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund	Combined Fund Pro Forma
Operating Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.27%	1.27%	1.27%	1.26%	1.21%
Other Expenses	0.18%	0.12%	0.21%	0.11%	0.11%

Total Operating Expenses	1.45%	1.39%	1.48%	1.37%	1.32%

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

General

The by-laws of the Acquiring Fund provide that by becoming a shareholder of the Fund, each shareholder shall be deemed to have agreed to be bound by the terms of the Declaration of Trust and by-laws. However, neither the Declaration of Trust nor the by-laws purport to require the waiver of a shareholder’s rights under the federal securities laws.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Acquiring Fund and requires that notice of such limited liability be given in each obligation, contract or instrument made or issued by the Acquiring Fund or the trustees. The Acquiring Fund’s declaration of trust further provides for indemnification out of the assets and property of the Acquiring Fund for all loss and expense of any shareholder held personally liable for the obligations of the Acquiring Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund’s declaration of trust provides that the obligations of the Acquiring Fund are not binding upon the Acquiring Fund’s trustees individually, but only upon the assets and property of the Acquiring Fund, and that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Acquiring Fund’s declaration of trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Anti-Takeover Provisions

The Acquiring Fund’s declaration of trust and by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or to convert the Acquiring Fund to open-end status. Specifically, the Acquiring Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares entitled to vote, voting as a single class, except as described below, to authorize (1) a conversion of the Acquiring Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Acquiring Fund with any corporation, association, trust or other organization or a reorganization of the Acquiring Fund or a series or class of the Acquiring Fund, (3) a sale, lease or transfer of all or substantially all of the Acquiring Fund’s assets (other than in the regular course of the Acquiring Fund’s investment activities), (4) in certain circumstances, a termination of the Acquiring Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Acquiring Fund’s outstanding common shares and preferred shares entitled to vote, voting as a single class, is required; provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. However, approval of shareholders is not required for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Acquiring Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares entitled to vote, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund’s declaration of trust relating to such higher votes are in the best interests of the Acquiring Fund.

In addition, the Acquiring Fund’s by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Acquiring Fund’s trustees.

The by-laws of the Acquiring Fund include a Control Share Provision pursuant to which a shareholder who obtains beneficial ownership of Acquiring Fund common shares in a Control Share Acquisition may exercise voting rights with respect to such shares only to the extent authorized by the affirmative vote of the holders of a majority (more than 50%) of the shares of the Acquiring Fund that are not held by Acquiring Fund officers or any person who has acquired common shares in a Control Share Acquisition. See “Proposal No. 1—C. Information About the Mergers—Summary Description of Massachusetts Business Trusts—The Funds—Shareholder Voting.” See also “General Information—Additional Information About the Solicitation” at page [•] for a description of certain legal matters with respect to the Control Share Provision.

The provisions of the Acquiring Fund’s declaration of trust and by-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Acquiring Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. However, they provide the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Acquiring Fund’s investment objectives and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Acquiring Fund.

The Acquiring Fund’s declaration of trust provides that shareholders will have no right to acquire, purchase or subscribe for any shares or securities of the Acquiring Fund, other than such right, if any, as the Acquiring Fund’s Board in its discretion may determine.

Procedural Requirements on Derivative Actions, Exclusive Jurisdiction and Jury Trial Waiver

The by-laws of the Acquiring Fund contain certain provisions affecting potential shareholder claims against the Fund, including procedural requirements for derivative actions, an exclusive forum provision, and the waiver of shareholder rights to a jury trial. Massachusetts is considered a “universal demand” state, meaning that under Massachusetts corporate law a shareholder must make a demand on the company before bringing a derivative action (i.e., a lawsuit brought by a shareholder on behalf of the company). The by-laws of the Acquiring Fund provide detailed procedures for the bringing of derivative actions by shareholders (the “Demand By-Law”) which are modeled on the substantive provisions of the Massachusetts corporate law derivative demand statute. The Demand By-Law is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Acquiring Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Among other things, the Demand By-Law:

•	provides that before bringing a derivative action, a shareholder must make a written demand to the Acquiring Fund;

•	establishes a 90 day review period, subject to extension in certain circumstances, for the Board to evaluate the shareholder’s demand;

•	establishes a mechanism for the Board to submit the question of whether to maintain a derivative action to a vote of shareholders;

•	provides that if the Acquiring Fund does not notify the requesting shareholder of the rejection of the demand within the applicable review period, the shareholder may commence a derivative action;

•	establishes bases upon which a trustee will not be considered to be not independent for purposes of evaluating a derivative demand; and

•

provides that if the trustees who are independent for purposes of considering a shareholder demand determine in good faith within the applicable review period that the maintenance of a derivative action is not in the best interest of the Acquiring Fund, the shareholder shall not be permitted to maintain a derivative action unless he or she first sustains the burden of proof to the court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund.

The Demand By-Law may be more restrictive than procedures for bringing derivative suits applicable to other investment companies.

The by-laws also require that actions by shareholders against the Acquiring Fund, except for actions under the U.S. federal securities laws, be brought only in a certain federal court in Massachusetts, or if not permitted to be brought in federal court, then in the Business Litigation Session of the Massachusetts Superior Court in Suffolk County (the “Exclusive Jurisdictions”), and that the right to jury trial be waived to the fullest extent permitted by law. Other investment companies may not be subject to similar restrictions. The designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder were permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. It is possible that a court may choose not to enforce these provisions of the Acquiring Fund’s by-laws.

Reference should be made to the Acquiring Fund’s declaration of trust and by-laws on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares. In addition, the Acquiring Fund may not be permitted to purchase, redeem or otherwise acquire any of its common shares unless at the time of such purchase, redemption or acquisition, the Acquiring Fund is in compliance with certain asset coverage requirements, and no event of default exists or would occur, under the Credit Facility.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken. See the Merger SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Description of Outstanding Acquiring Fund Series A TFP Shares

The Acquiring Fund’s outstanding TFP Shares (the “Acquiring Fund Series A TFP Shares”), which are expected to remain outstanding following the completion of the Mergers, are as follows:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Issue Date	Term Redemption Date
Series A TFP Shares	100,000	$0.01	$1,000	December 2020	January 1, 2031

The Acquiring Fund Series A TFP Shares were issued to qualified institutional buyers through private transactions exempt from registration under the 1933 Act.

The Acquiring Fund Series A TFP Shares are in the “Variable Rate Demand Mode” (the “VRD Mode”), in which the dividend is established by a remarketing agent.

Under the statement establishing and fixing the rights and preferences of the Acquiring Fund Series A TFP Shares, as supplemented (the “TFP Statement”), the Acquiring Fund Series A TFP Shares currently pay an adjustable dividend rate set weekly by a remarketing agent. Holders of the Acquiring Fund Series A TFP Shares have the right to give notice on any business day to tender the securities for remarketing in seven days. The Acquiring Fund Series A TFP Shares are also subject to a mandatory tender for remarketing upon the occurrence of certain events, such as a mode change or the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the Acquiring Fund Series A TFP Shares.

The Acquiring Fund Series A TFP Shares have the benefit of an unconditional demand feature pursuant to a standby letter of credit and purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement for the Acquiring Fund Series A TFP Shares requires the liquidity provider or its designated purchaser to purchase from holders all Acquiring Fund Series A TFP Shares tendered for sale that were not successfully remarketed. The liquidity provider or its designated purchaser also must purchase all Acquiring Fund Series A TFP Shares prior to termination of the standby letter of credit and purchase agreement, including by reason of the failure of the liquidity provider to maintain the requisite level of short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider for the Acquiring Fund Series A TFP Shares to purchase the Acquiring Fund Series A TFP Shares pursuant to the standby letter of credit and purchase agreement runs to the benefit of the holders of the Acquiring Fund Series A TFP Shares and is unconditional and irrevocable, and as such the short-term ratings assigned to the Acquiring Fund Series A TFP Shares are directly linked to the short-term creditworthiness of the liquidity provider. The liquidity provider for the Acquiring Fund Series A TFP Shares entered into a standby letter of credit and purchase agreement with respect to the Acquiring Fund Series A TFP Shares, subject to periodic extension by agreement with the Acquiring Fund.

The term of the current VRD Mode for the Acquiring Fund Series A TFP Shares ends on the Term Redemption Date set forth in the table above, subject to earlier redemption, repurchase or transition to a new mode by the Acquiring Fund. Under the TFP Statement, the Acquiring Fund may terminate the VRD Mode early and transition the Acquiring Fund Series A TFP Shares to a new mode (and, thereafter, until the term redemption date, subsequent new modes), during which many of the economic terms of the Acquiring Fund Series A TFP Shares may be modified. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Dividends

The holders of Acquiring Fund Series A TFP Shares are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Acquiring Fund’s declaration of trust and applicable law, cumulative cash dividends at the dividend rate or rates for the Acquiring Fund Series A TFP Shares payable on the dividend payment dates with respect to the Acquiring Fund Series A TFP Shares. Holders of Acquiring Fund Series A TFP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the Acquiring Fund Series A TFP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Acquiring Fund Series A TFP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage.

Redemption

The Acquiring Fund Series A TFP Shares are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the Acquiring Fund Series A TFP Shares on the Term Redemption Date set forth in the table above, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the applicable liquidation preference per share ($1,000) plus any accumulated but unpaid dividends (whether or not earned or declared). Pursuant to the TFP Statement and the fee agreement with the liquidity provider for such series, the Acquiring Fund will have an obligation to redeem, at a redemption price equal to $1,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, Acquiring Fund Series A TFP Shares purchased by the liquidity provider or its designated purchaser pursuant to its obligations under the standby letter of credit and purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance, if the Acquiring Fund fails to maintain the minimum asset coverage required under the 1940 Act and the Acquiring Fund’s fee agreement with the liquidity provider for the Acquiring Fund Series A TFP Shares, and such failure is not cured by the applicable cure date. Acquiring Fund Series A TFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the Statement, or as otherwise required by applicable law, (i) each holder of Acquiring Fund Series A TFP Shares is entitled to one vote for each Acquiring Fund Series A TFP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of Acquiring Fund Series A TFP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including Acquiring Fund Series A TFP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including Acquiring Fund Series A TFP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of Acquiring Fund Series A TFP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Acquiring Fund Series A TFP Shares or holders of outstanding Acquiring Series A TFP Shares. Holders of outstanding Acquiring Fund Series A TFP Shares also are entitled to vote as a class with holders of other preferred shares, if any, of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including outstanding Acquiring Fund Series A TFP Shares, are entitled to elect additional trustees in the event dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The outstanding Acquiring Fund Series A TFP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund Series A TFP Shares have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with each other and the New TFP Shares to be issued in the Mergers, if any.

Borrowings and Priority of Payment

The Acquiring Fund borrows under the Credit Facility. As of December 31, 2022, the borrowing capacity under Credit Facility was $[•], and the amount of the Acquiring Fund’s borrowings was $[•]. For the fiscal year ended July 31, 2022, the average daily balance outstanding and the average annual interest rate on borrowings under the Credit Facility were $[•] and [•]%, respectively. The Credit Facility currently matures on June 16, 2023, unless extended. The Acquiring Fund has the right to augment or replace the Credit Facility with a new credit facility in the future, and it currently expects that it will do so in conjunction with the Mergers. Any such augmented or replacement credit facility may contain terms that are materially different than the terms contained in the existing Credit Facility, including terms that limit payments to holders of preferred shares or common shares. The Credit Facility is secured by substantially all of the assets of the Acquiring Fund. Any future credit facility is expected to be so secured. The amount of outstanding borrowings may vary with prevailing market or economic conditions. The Acquiring Fund borrows money at rates generally available to institutional investors. Any borrowings of the Fund, including borrowings currently under the Credit Facility, will have seniority over any preferred shares and common shares. The rights of lenders, such as the bank lender or lenders under the Credit Facility, and any other creditors to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of preferred shares and common shares with respect to the payment of dividends and other distributions, and upon liquidation. In addition, the Acquiring Fund may not be permitted to declare or make payments of dividends and other distributions with respect to preferred shares and common shares or purchase common shares or preferred shares or redeem preferred shares unless, at such time, the Acquiring Fund meets certain asset coverage requirements and no event of default or other circumstance exists under the Credit Facility or with respect to any other borrowings that would limit or otherwise block such payments. Borrowings and preferred shares have seniority over the common shares. The Acquiring Fund also may borrow for temporary purposes as permitted by the 1940 Act.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption and Paying Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. With respect to each Fund’s common shares, the transfer, shareholder services and dividend disbursing agent is Computershare Inc. and Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021 (“Computershare”). The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent, calculation agent and redemption price disbursing agent with respect to each Fund’s TFP Shares and will serve in such capacity with respect to any New TFP Shares to be issued by the Acquiring Fund in the Mergers.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the Merger SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, foreign, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Mergers occur) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders.

The Acquiring Fund may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Distributions of net capital gains (the excess of net long-term capital gains over net short- term capital losses) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gains at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gains. If the Acquiring Fund retains any net capital gains or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

The Internal Revenue Service (the “IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Acquiring Fund reports dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., net capital gains and ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Acquiring Fund with respect to the year.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Current federal income tax law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received (and undistributed net capital gain designated by the Acquiring Fund that is deemed to be received) by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

The Acquiring Fund’s investments may be subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Acquiring Fund to recognize income or gain without a corresponding receipt of cash and/or (v) adversely alter the characterization of certain Acquiring Fund investments or distributions.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income (if any), including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The application of certain requirements for qualification as RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Acquiring Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Acquiring Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Acquiring Fund’s income and gains and distributions to shareholders, affect whether the Acquiring Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Acquiring Fund may invest in certain derivatives and other investments in the future.

To the extent the Acquiring Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of the Acquiring Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. The Acquiring Fund does not expect to qualify to make an election to pass such taxes through to shareholders. As a result, the net investment income of the Acquiring Fund will be reduced by the foreign taxes paid by the Acquiring Fund and shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Acquiring Fund.

The Acquiring Fund may be required to withhold federal income tax at a rate of 24% from all distributions and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s federal income tax liability.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemption of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

With respect to the preferred shares of the Acquiring Fund to be issued in the Mergers, if any, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Mergers, including that the Mergers will qualify as reorganizations within the meaning of Section 368(a) of the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for any preferred shares to be issued in the Mergers, there can be no assurance that the IRS will not challenge special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties.

Net Asset Value

The Fund’s NAV is determined as of the close of regular session trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. The Fund’s NAV is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of common shares outstanding. The result, rounded to the nearest cent, is the NAV. All valuations are subject to review by the Fund’s Board or its designee.

The Fund utilizes independent pricing services to value portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount that an owner might reasonably expect to receive upon a current sale. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by Nuveen Fund Advisors or Nuveen Asset Management.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund Advisors deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, a portfolio instrument will be valued at its fair value as determined in good faith by the Board or its designee. Nuveen Fund Advisors may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The valuations for fixed-income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed-income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The valuations of certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred.

The Board has adopted valuation procedures for the Fund and has designated the day-to-day responsibility for fair value determinations to Nuveen Fund Advisors’ Valuation Committee. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Legal Opinions

Certain legal matters in connection with the issuance of common shares pursuant to the Agreement will be passed upon by Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110.

Experts

The financial statements appearing in the Annual Reports of each Fund for the fiscal year ended July 31, 2022 are incorporated by reference herein. Each Funds’ financial statements as of and for the 2022, 2021, 2020, 2019 and 2018 fiscal years have been audited by KPMG, independent registered public accounting firm, as set forth in their reports thereon. Such financial statements are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and the Target Funds. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Funds

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information as of [•], 2023.

[(1)] Title of Class	[(2)] Shares Authorized	[(3)] Shares Held by Fund for Its Own Account	[(4)] Shares Outstanding Exclusive of Shares Shown under [(3)]
Senior Income
Common shares	Unlimited	[•]	[•]
Preferred shares	Unlimited	[•]	40,000 (Series A TFP)
Floating Rate Income Opportunity
Common shares	Unlimited	[•]	[•]
Preferred shares	Unlimited	[•]	75,000 (Series A TFP)
Short Duration Credit Opportunities
Common shares	Unlimited	[•]	[•]
Preferred shares	Unlimited	[•]	70,000 (Series A TFP)
Acquiring Fund
Common shares	Unlimited	[•]	[•]
Preferred shares	Unlimited	[•]	100,000 (Series A TFP)

The common shares of Senior Income, Floating Rate Income Opportunity, Short Duration Credit Opportunities and the Acquiring Fund are listed and trade on the NYSE under the ticker symbols NSL, JRO, JSD and JFR, respectively. Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. None of the preferred shares of the Acquiring Fund and the Target Funds are currently listed on any exchange.

Shareholders of the Acquiring Fund and the Target Funds

As of [•], 2023, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of each Fund.

Information regarding shareholders or groups of shareholders who, to the knowledge of a Fund, beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before [•], 2023. The estimated pro forma information presented is calculated assuming outstanding common and preferred shares as of [•], 2023 for each Fund.

Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned		Percentage Owned		Corresponding Class of Combined Fund		All Preferred Shares of Combined Fund
Senior Income—
Common Shares	[•]	[	•]	[	•]%	[	•]%	[	•]%
Series A TFP	[•]	[	•]	[	•]%	[	•]%	[	•]%
Floating Rate Income Opportunity—
Common Shares	[•]	[	•]	[	•]%	[	•]%	[	•]%
Series A TFP	[•]	[	•]	[	•]%	[	•]%	[	•]%
Short Duration Credit Opportunities —
Common Shares	[•]	[	•]	[	•]%	[	•]%	[	•]%

Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned		Percentage Owned		Corresponding Class of Combined Fund		All Preferred Shares of Combined Fund
Series A TFP	[•]	[	•]	[	•]%	[	•]%	[	•]%
Acquiring Fund—
Common Shares	[•]	[	•]	[	•]%	[	•]%	[	•]%
Series A TFP	[•]	[	•]	[	•]%	[	•]%	[	•]%

As of [•], 2023, neither Fund is aware of any shareholders holding more than 5% of its common shares. Neither Fund is aware of any person who, as of [•], 2023, “controls” (within the meaning of the 1940 Act) the Fund. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund.

The Short Duration Credit Opportunities Series A TFP Shares and the Acquiring Fund Series A TFP Shares currently are designed to be eligible for purchase by money market funds and other short duration investors. Information with respect to aggregate holdings of Short Duration Credit Opportunities Series A TFP Shares associated with fund complexes known to the Fund to hold greater than 5% of such shares as of [•], 2023, including the number of shares associated with the fund complex and percentage of total outstanding shares, is as follows: [•]. Information with respect to aggregate holdings of Acquiring Fund Series A TFP Shares associated with fund complexes known to the Fund to hold greater than 5% of such shares as of [•], 2023, including the number of shares associated with the fund complex and percentage of total outstanding shares, is as follows: [•].

Expenses of Proxy Solicitation

Preferred shareholders will not bear any costs of the Mergers. The costs of the Mergers are estimated to be $2,070,000, but the actual costs may be higher or lower than that amount. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Mergers. Based on the expected benefits of the Mergers to each Fund, each of Senior Income, Floating Rate Income Opportunity, Short Duration Credit Opportunities and the Acquiring Fund is expected to be allocated $705,000, $420,000, $775,000 and $170,000, respectively, of the estimated expenses in connection with the Mergers (0.31%, 0.10%, 0.51% and 0.03%, respectively, respectively, of Senior Income’s, Floating Rate Income Opportunity’s, Short Duration Credit Opportunities’ and the Acquiring Fund’s average net assets applicable to common shares for the twelve months ended July 31, 2022). If one or more Mergers are not consummated for any reason, including because the requisite shareholder approvals are not obtained, each of the Funds, and common shareholders of each of the Funds indirectly, will still bear the costs of the Mergers.

The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $[•] per Fund plus reasonable expenses, which is included in the foregoing estimate.

Shareholder Proposals

The Acquiring Fund expects to hold its 2024 annual meeting of shareholders in April 2024. To be considered for presentation at the 2024 annual meeting of shareholders of the Acquiring Fund, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than October 27, 2023. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the 1934 Act of a proposal submitted outside of the process of Rule 14a-8 for the 2024 annual meeting must, pursuant to the Acquiring Fund’s by-laws, submit such written notice to the Acquiring Fund no earlier than December 26, 2023 and no later than January 10, 2024. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If Proposals No. 1 and No. 2 are approved at a Target Fund’s and the Acquiring Fund’s Meeting and the Merger is consummated, such Target Fund will cease to exist and will not hold its next annual meeting. If the Merger is not approved or is not consummated with respect to a Target Fund, such Target Fund will hold its next annual meeting of shareholders, expected to be held in for Senior Income, Floating Rate Income Opportunity and Short Duration Credit Opportunities, April 2024 for each Target Fund.

To be considered for presentation at the 2024 annual meeting of shareholders of each Target Fund, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than October 27, 2023. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the 1934 Act of a proposal submitted outside of the process of Rule 14a-8 for the 2024 annual meeting must, pursuant to the Target Funds’ by-laws, submit such written notice to a Target Fund no earlier than December 26, 2023 and no later than January 10, 2024. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Proposals may be presented by shareholders only if advance notice is duly submitted in accordance with applicable law and the Fund’s governing documents, and the subject matter of such proposal is a matter upon which the proposing shareholder is entitled to vote. Each Fund’s by-laws require shareholders submitting advance notices of proposals of business or nominations for election as Board Members to provide the Fund with certain information and representations about the proponent shareholder and the nominees or business being proposed. A shareholder wishing to present a proposal of business or nomination is encouraged to carefully review the applicable Fund’s by-laws.

Copies of the by-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chair and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is July 31.

Shareholder Report Delivery

Shareholder reports will be made available to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on [•], 2023

The Joint Proxy Statement/Prospectus is available at https://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Additional Information About the Solicitation

On January 14, 2021, a shareholder of certain Nuveen closed-end funds (the “Subject Funds”) filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against the Subject Funds and their trustees, seeking a declaration that the Subject Funds’ Control Share Provision violates the 1940 Act and rescission of the Subject Fund’s Control Share Provision. On February 18, 2022, the District Court granted summary judgment in favor of the plaintiff on its claims for rescission and declaratory judgment. Following careful review of the judgment of the District Court, on February 24, 2022, the Board of Trustees amended the by-laws of the Subject Funds and all other Nuveen closed-end funds whose by-laws include a Control Share Provision, including the Target Funds and the Acquiring Fund, to provide that the Control Share Provision shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Control Share Provision will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. As a result, the Funds’ Control Share Provision will not be in effect with respect to this meeting. On February 25, 2022, the Subject Funds and their trustees filed a notice of their intention to appeal the District Court’s decision.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Upon at least five business days advance written notice to a Fund, a shareholder of the Fund is entitled to inspect and copy at the offices where they are maintained, a list of the Fund’s record shareholders and their addresses entitled to be present and to vote at that Fund’s Meeting, provided that the written notice describes with reasonable particularity the purpose of the demand, that the demand is made in good faith and for a proper purpose, and the records requested are directly connected to that purpose, and provided further that the Trustees shall not have determined in good faith that disclosure of the records sought would adversely affect the Fund in the conduct of its business or constitute material non-public information at the time when the shareholder’s notice of demand to inspect and copy is received by the Fund. The Fund may furnish the shareholder with copies of the shareholder list, including copies furnished through an electronic transmission. Shareholders interested in inspecting the list of shareholders for their respective Fund(s) should contact (800) 257-8787 for additional information. To email the Fund(s), please visit www.nuveen.com/contact-us.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before the Meetings if there is present, in person (including virtually) or by proxy, a quorum of shareholders in respect of such other matters. The chair of the meeting may, whether or not a quorum is present, adjourn the meeting with respect to one or more matters to be considered on behalf of a Fund without further notice to permit further solicitation of proxies.

By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Meetings.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients are generally required to request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that is subject to the rules of the NYSE and that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on Proposals No. 1 or No.2 described in this Joint Proxy Statement/Prospectus. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on the proposal may be deemed to be an instruction to vote such shares in favor of the proposal. However, a broker-dealer firm subject to the rules of the NYSE and that has not received instructions from a customer prior to the date specified in its request for voting instructions may vote such customer’s shares on Proposal No. 3 described in this Joint Proxy Statement/Prospectus.

IF YOU CANNOT BE PRESENT AT THE MEETINGS, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Mark L. Winget

Vice President and Secretary

The Nuveen Closed-End Funds

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this [●] day of [●], 2023, by and among Nuveen Floating Rate Income Fund (the “Acquiring Fund”), each of Nuveen Senior Income Fund (“Senior Income” or a “Target Fund”), Nuveen Floating Rate Income Opportunity Fund (“Income Opportunity” or a “Target Fund”) and Nuveen Short Duration Credit Opportunities Fund (“Credit Opportunities” or a “Target Fund”), each a Massachusetts business trust, and NFRIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund. The Acquiring Fund and the Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and each Target Fund may be referred to herein as a “Fund” and, collectively, as the “Funds.”

For each Merger (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the Acquiring Fund will consist of the merger of the Target Fund with and into the Merger Sub pursuant to which shareholders of the Target Fund (collectively, “Target Fund Shareholders”) will receive (i) with respect to holders of the issued and outstanding common shares of beneficial interest of the Target Fund (“Target Fund Common Shares”), newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Common Shares”), (ii) with respect to holders of any issued and outstanding Taxable Fund Preferred Shares (“TFP Shares”) of Senior Income, newly issued TFP Shares of the Acquiring Fund with a par value of $0.01 per share and liquidation preference of $1,000 per share (the “Acquiring Fund Series B TFP Shares”), (iii) with respect to holders of any issued and outstanding TFP Shares of Income Opportunity, newly issued TFP Shares of the Acquiring Fund with a par value of $0.01 per share and liquidation preference of $1,000 per share (the “Acquiring Fund Series C TFP Shares”), and (iv) with respect to holders of any issued and outstanding TFP Shares of Credit Opportunities, newly issued TFP Shares of the Acquiring Fund with a par value of $0.01 per share and liquidation preference of $1,000 per share (the “Acquiring Fund Series D TFP Shares” and, together with the Acquiring Fund Series B TFP Shares and the Acquiring Fund Series C TFP Shares, the “Acquiring Fund Preferred Shares” and, collectively with the Acquiring Fund Common Shares, the “Acquiring Fund Shares”) as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Merger” and together, the “Mergers”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that each Merger is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Mergers, and the Board of Trustees of each Target Fund (each, a “Target Fund Board”) has determined that its Merger is in the best interests of such Target Fund and that the interests of the existing shareholders of such Target Fund will not be diluted as a result of its Merger.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

MERGER

1.1         MERGER.    With respect to each Merger, subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Section 2 of Chapter 182 of the Massachusetts General Laws (“M.G.L.”) and Section 59 of the M.G.L. Chapter 156C, at the Effective Time (as defined in Section 3.1), the Target Fund shall be merged with and into the Merger Sub, the separate existence of the Target Fund shall cease and the Merger Sub shall be the surviving company in the Merger (sometimes referred to herein as the “Surviving Company”) in accordance with such laws and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of the Merger Sub shall continue unaffected and unimpaired by the Merger and, as the Surviving Company, it shall be governed by the laws of the Commonwealth of Massachusetts.

(a)         With respect to each Merger, at the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the Target Fund:

(i)         Each Target Fund Common Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Common Shares provided for in Section 2.2 (with cash being distributed in lieu of fractional Acquiring Fund Common Shares as set forth in Section 2.2);

(ii)         The Target Fund TFP Shares issued and outstanding immediately prior to the Effective Time, if any, shall, by virtue of the Merger and without any action on the part of the holder(s) thereof, be converted into the same number of Acquiring Fund Preferred Shares of the applicable Series (as set forth above, or such other series designation as is deemed appropriate by the officers of the Acquiring Fund) having (a) substantially similar terms to such Target Fund TFP Shares as of the Closing (as defined in Section 3.1), (b) equal priority with other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon liquidation of the Acquiring Fund, and (c) along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon liquidation of the affairs of the Acquiring Fund over the common shares of the Acquiring Fund; and

(iii)         The membership interests in the Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the only issued and outstanding membership interests of the Surviving Company.

(b)         The certificate of organization of the Merger Sub as in effect immediately prior to the Effective Time (the “Certificate of Organization”) shall be the certificate of organization of the Surviving Company, unless and until amended in accordance with its terms and applicable law. The operating agreement of the Merger Sub in effect immediately prior to the Effective Time (the “LLC Agreement”) shall be the operating agreement of the Surviving Company unless and until amended in accordance with its terms and applicable law.

(c)         With respect to each Merger, at the Effective Time, the separate legal existence of the Target Fund shall cease for all purposes and the Merger Sub shall continue in existence as the Surviving Company, and without any further action being required, the Surviving Company shall succeed to and possess all of the rights, privileges and powers of the Merger Sub and the Target Fund, and all of the assets and property of whatever kind and character of the Merger Sub and the Target Fund shall vest in the Merger Sub without further act or deed. With respect to each Merger, at the Effective Time, the Surviving Company shall be liable for all of the liabilities and obligations of the Merger Sub and the Target Fund, and any claim or judgment against the Merger Sub or the Target Fund may be enforced against the Surviving Company, in accordance with applicable law.

(d)         With respect to each Merger, the Acquiring Fund will issue Acquiring Fund Shares to shareholders of the Target Fund upon the conversion of Target Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Target Fund based on (i) with respect to holders of the issued and outstanding Target Fund Common Shares, their holdings of Target Fund Common Shares as of immediately prior to the Effective Time, and (ii) with respect to holders of any issued and outstanding TFP Shares of a Target Fund, the number of TFP Shares held by such shareholder immediately prior to the Effective Time. Ownership of Acquiring Fund Shares will be shown on the books of the applicable transfer agent or tender and paying agent, as applicable, for the Acquiring Fund, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Common Shares or the Acquiring Fund Preferred Shares. All Acquiring Fund Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

(e)         For each Merger, upon the terms and subject to the conditions of this Agreement, the parties shall cause the filing of one or more certificates of merger (a “Certificate of Merger”) with the Secretary of the Commonwealth of Massachusetts in accordance with the laws of the Commonwealth of Massachusetts.

(f)         With respect to each Merger, the Target Fund agrees to dispose of certain assets prior to the Closing, but only if and to the extent necessary, so that at the Closing, when the assets of such Target Fund participating in a Merger are aggregated with the Acquiring Fund’s assets and the assets of the other Target Fund participating in a Merger, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.5). Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of the Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.2         DISSOLUTION, LIQUIDATION AND TERMINATION. If each Merger occurs at the same time, as soon as practicable after the Effective Time (or, if each Merger does not occur at the same time, as soon as practicable after the Effective Time of the last Merger to occur), the Merger Sub shall be dissolved and the Acquiring Fund will assume all of the Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and the Merger Sub will distribute to the Acquiring Fund, which will be the sole member of the Merger Sub at such time, all of the assets of the Merger Sub in complete liquidation of its interest in the Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub.

1.3         ACCOUNTING AND PERFORMANCE SURVIVOR. In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in the Merger, the Acquiring Fund shall be deemed the survivor solely for accounting and performance record purposes.

1.4         DECLARATION OF PREFERRED SHARE DIVIDENDS. Dividends shall accumulate on any issued and outstanding TFP Shares of a Target Fund up to and including the day immediately preceding the Closing Date (as defined in Section 3.1) and then cease to accumulate, and dividends on the Acquiring Fund Preferred Shares will accumulate from and including the Closing Date. Prior to the Valuation Time (as defined in Section 2.1), each Target Fund will declare all accumulated but unpaid dividends on such TFP Shares up to and including the day immediately preceding the Closing Date. With respect to any issued and outstanding TFP Shares of Senior Income, Income Opportunity and Credit Opportunities, such dividends will be paid by the applicable Target Fund from its own funds, and not from amounts advanced by, borrowed from, or reimbursed by the Acquiring Fund, on the Closing Date, but prior to the Closing, to holders thereof as of the day immediately preceding the Closing Date (or, with respect to Senior Income and Income Opportunity only, if such day is not a business day, the next preceding business day).

1.5         TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of a Target Fund’s common shares or preferred shares on the books of such Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6         REPORTING. Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which such Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund or its duly appointed agent.

1.7         BOOKS AND RECORDS. All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing and will be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1         VALUATION OF SHARES. With respect to each Merger, the net asset value per share of the Target Fund Common Shares and the net asset value per share of the Acquiring Fund Common Shares shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the applicable Target Fund Board and the Acquiring Fund Board).

2.2         COMMON SHARES TO BE ISSUED. In each Merger, as of the Effective Time, each Target Fund Common Share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Common Shares equal to one multiplied by the quotient of the net asset value per share of a Target Fund Common Share divided by the net asset value per share of an Acquiring Fund Common Share, each as determined as of the Valuation Time in accordance with Section 2.1. The aggregate net asset value of Acquiring Fund Common Shares received by Target Fund common shareholders (the “Target Fund Common Shareholders”) in a Merger (including any fractional share interests to which they would be entitled) will equal, as of the Valuation Time, the aggregate net asset value of such Target Fund’s Common Shares held by such Target Fund Common Shareholders as of such time. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Common Shareholders and, in lieu of such fractional shares, Target Fund Common Shareholders will receive cash. With respect to each Merger, in the event Target Fund Common Shareholders would be entitled to receive fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate all such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares in each Merger, the transfer agent for the Acquiring Fund’s common shares will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.3         EFFECT OF SUSPENSION IN TRADING. In the event that at the Valuation Time an accurate appraisal of the net asset value per share of the Acquiring Fund or a Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or a Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.4         COMPUTATIONS OF NET ASSET VALUE. Subject to Section 2.1 above, all computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1         CLOSING DATE. With respect to each Merger, the conditions precedent set forth in Articles VI-VIII herein must be satisfied or waived with respect to the Target Fund, the Acquiring Fund and the Merger Sub in order for the closing of a Merger to take place. The closing of each Merger (the “Closing”) shall occur on [●], 2023 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:59 a.m., Central time, on the Closing Date (the “Effective Time”). The Closing will be held as of 7:59 a.m., Central time, on the Closing Date at the offices of Vedder Price P.C. in Chicago, Illinois, or at such other time and/or place as the parties may agree.

3.2         CUSTODIAN’S CERTIFICATE. With respect to each Merger, the Target Fund shall cause the custodian for such Target Fund to deliver to the Acquiring Fund Parties at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash and any other assets have been delivered in proper form to the Acquiring Fund as of the Closing.

3.3         CERTIFICATES OF TRANSFER AGENTS.

(a)         With respect to each Merger, the Target Fund shall issue and deliver, or cause its transfer agent or tender and paying agent, as applicable, to issue and deliver, to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth, with respect to such Target Fund, the number of Target Fund Shares outstanding as of the Valuation Time and stating that its records contain the names and addresses of all holders of common shares and preferred shares, as applicable, of the Target Fund and the number and percentage ownership of outstanding common shares and preferred shares, as applicable, held by each such Target Fund Shareholder immediately prior to the Closing.

(b)         With respect to each Merger, the Acquiring Fund shall issue and deliver, or cause the transfer agent, or tender and paying agent, as applicable, with respect to each of the Acquiring Fund Common Shares and Acquiring Fund Preferred Shares, as applicable, to issue and deliver, to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the shareholders of the Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Shares have been credited to the account of the shareholders of the Target Fund on the books of the Acquiring Fund.

3.4         DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other party or parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. Each Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund or the Merger Sub, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub’s title to and possession of all of the assets of such Target Fund and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1         REPRESENTATIONS OF EACH TARGET FUND. Each Target Fund represents and warrants the following to the Acquiring Fund Parties solely on its own behalf with respect to itself and its Merger, as applicable:

(a)         The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)         The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)         The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Declaration of Trust, By-Laws or, if the Target Fund has any issued and outstanding TFP Shares as of the Closing, the Target Fund’s Statement Establishing and Fixing the Rights and Preferences of Series A Taxable Fund Preferred Shares, as supplemented and amended (the “Target Fund Statement”), or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d)         There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund Parties. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund Parties, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e)         No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund Parties. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)         The financial statements of the Target Fund as of July 31, 2022, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund Parties) fairly reflect the financial condition of the Target Fund as of July 31, 2022, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)         Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund that have arisen after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund Parties of all material liabilities contingent or otherwise, incurred by it subsequent to July 31, 2022, whether or not incurred in the ordinary course of business. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(h)         All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i)         The authorized capital of the Target Fund consists of an unlimited number of common shares and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held of record by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent or tender and paying agent, as applicable, as provided in Section 3.3. The Target Fund has no outstanding preferred shares except as set forth in the capitalization table in the Joint Proxy Statement/Prospectus (as defined in Section 5.5); no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund.

(j)         At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and the Merger Sub will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(k)         The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)         The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)         From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meetings of Fund shareholders described in Section 5.2 and as of the Closing, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.5), or any other materials provided in connection with the Target Fund’s Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)         No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(o)         For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

4.2         REPRESENTATIONS OF THE ACQUIRING FUND PARTIES. Each of the Acquiring Fund and the Merger Sub, as applicable, represents and warrants to each Target Fund as follows:

(a)         The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)         The Merger Sub is a limited liability company, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(c)         The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)         The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to approval by its preferred shareholders and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, the Statement Establishing and Fixing the Rights and Preferences of Series A Taxable Fund Preferred Shares, as supplemented and amended (the “Acquiring Fund TFP Statement”) or the senior secured revolving credit facility, or any other material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)         The Merger Sub is not, and the execution delivery and performance of this Agreement will not result, in violation of the Merger Sub’s Certificate of Organization or LLC Agreement.

(f)         No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or the Merger Sub or any of their properties or assets, which, if adversely determined, would result in liability on the part of the Acquiring Fund or the Merger Sub, other than as have been disclosed to a Target Fund. The Acquiring Fund and the Merger Sub know of no facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)         The financial statements of the Acquiring Fund as of July 31, 2022, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of July 31, 2022, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(h)         Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known liabilities of a material nature, contingent or otherwise, of the Acquiring Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(i)         All federal, state, local and other tax returns and reports of the Acquiring Fund and the Merger Sub required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund and the Merger Sub required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s and the Merger Sub’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund or the Merger Sub, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund or the Merger Sub.

(j)         The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding preferred shares other than as set forth in the capitalization table in the Joint Proxy Statement/Prospectus (as defined in Section 5.5); no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund; and no outstanding securities convertible into shares of the Acquiring Fund.

(k)         The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Merger Sub, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund and the Merger Sub, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)         The Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(m)         The information to be furnished by the Acquiring Fund and the Merger Sub for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n)         From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meetings of Fund shareholders described in Section 5.2 and as of the Closing, any written information furnished by the Acquiring Fund and the Merger Sub with respect to the Acquiring Fund and the Merger Sub for use in the Proxy Materials (as defined in Section 5.5), or any other materials provided in connection with the Mergers, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)         No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(p)         For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(q)         All of the issued and outstanding membership interests in the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of the Merger Sub, (ii) no securities of the Merger Sub convertible into membership interests or voting securities of the Merger Sub and (iii) no options or other rights to acquire from the Merger Sub, and no obligations of the Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of the Merger Sub.

(r)         Since the date of its organization through the Effective Time, the Merger Sub has been, and will be, disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the liquidation of the Merger Sub, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

ARTICLE V

COVENANTS OF THE FUNDS AND MERGER SUBSIDIARY

5.1         OPERATION IN ORDINARY COURSE.    Subject to Sections 1.1(f) and 8.5, each Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2         APPROVAL OF SHAREHOLDERS.    The Acquiring Fund will call a meeting of its common and preferred shareholders and each Target Fund will call a meeting of its common and preferred shareholders to consider and act upon the proposal or proposals required to effect the provisions of this Agreement and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein.

5.3         ADDITIONAL INFORMATION.     Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of such Target Fund’s shares.

5.4         FURTHER ACTION.     Subject to the provisions of this Agreement, each Fund and the Merger Sub will take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.5         PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders of each Target Fund, the approval of each Merger and/or related matters by the common shareholders of the applicable Target Fund and the common shareholders of the Acquiring Fund (the “Registration Statement”), and a proxy statement relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders of each Target Fund, the approval of each Merger and/or related matters by the preferred shareholders of the applicable Funds (the “TFP Proxy Statement”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement and the TFP Proxy Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement and the proxy statements and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.6         REGULATORY APPROVALS.    The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, the listing rules of the New York Stock Exchange or another national securities exchange and such of the state “blue sky” or securities laws as it may deem appropriate in order to consummate the transactions hereunder.

5.7         TAX STATUS OF MERGERS.    The intention of the parties is that each Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Funds or the Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.9.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

With respect to the Merger of each Target Fund, the obligations of the Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

6.1         All representations, covenants and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made at and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by (i) the Chief Administrative Officer or any Vice President of the Acquiring Fund and (ii) the Controller or Treasurer of the Acquiring Fund, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2         The Acquiring Fund Parties shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND PARTIES

With respect to the Merger of each Target Fund, the obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1         All representations, covenants and warranties of such Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made at and as of the Closing. Such Target Fund shall have delivered to the Acquiring Fund Parties on the Closing Date a certificate executed in such Target Fund’s name by (i) the Chief Administrative Officer or any Vice President of such Target Fund and (ii) the Controller or Treasurer of such Target Fund, in form and substance satisfactory to the Acquiring Fund Parties and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund Parties shall reasonably request.

7.2         Such Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3         Such Target Fund shall have delivered to the Acquiring Fund Parties a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Fund.

7.4         Prior to the Valuation Time, such Target Fund will have declared the dividends and/or distributions contemplated by Sections 1.4 and 8.5.

7.5         Such Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

7.6         Unless otherwise directed by the Adviser, all contracts of a Target Fund set forth on Schedule 7.6 will be terminated with respect to such Target Fund as of or prior to the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

With respect to the Merger of each Target Fund, the obligations of the Target Fund and the Acquiring Fund Parties to consummate the transactions provided for herein are subject to the fulfillment or waiver of the following conditions, as applicable:

8.1         This Agreement and the transactions contemplated herein shall have been approved by the requisite votes of the holders of the outstanding common and preferred shares of the Target Fund in accordance with applicable law and the provisions of such Target Fund’s Declaration of Trust, By-Laws and the applicable Target Fund Statement. In addition, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding common and preferred shares of the Acquiring Fund in accordance with applicable law, the requirements of any applicable national securities exchange and the provisions of the Acquiring Fund’s Declaration of Trust, By-Laws and the Acquiring Fund TFP Statement. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 8.1.

8.2         As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3         All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All notices to, or consents or waivers from, other persons, including without limitation holders of preferred shares or liquidity providers with respect to preferred shares, if necessary, or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4         The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5         The Target Fund shall have declared, prior to the Valuation Time, a dividend or dividends with respect to its common shares in an amount determined by the Target Fund’s officers in accordance with the Target Fund’s past practice that, together with all other dividends paid by such Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of such Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which such Target Fund paid tax under Section 852(b)(3)(A) of the Code). Prior to the Closing, to the extent such dividend or dividends are not paid prior to the Closing, the Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of common shareholders of such Target Fund as of the record date for such dividend or dividends and such dividends shall be paid as previously authorized by the Target Fund Board. None of the Target Funds, the Acquiring Fund or the Merger Sub shall have any rights with respect to, or interest in, the assets held in such escrow account.

8.6         A Certificate of Merger, specifying the Effective Time as the date and time of the effectiveness of the Merger, shall have been filed with, and accepted by, the Secretary of the Commonwealth of Massachusetts.

8.7         The Target Fund shall have received (i) an opinion from Vedder Price P.C., special counsel to the Acquiring Fund, and (ii) an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)         The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust under its Declaration of Trust and Massachusetts law applicable to business trusts to conduct its business as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)         The Merger Sub has been formed as a limited liability company and is existing under the laws of the Commonwealth of Massachusetts.

(c)         The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)         Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund on behalf of the Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may under certain circumstances, be held personally liable for its obligations under the laws of the Commonwealth of Massachusetts, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust or By-Laws or the laws of the Commonwealth of Massachusetts.

(e)         The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(f)         To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated hereby, except as have been obtained, and except as may be required under any Massachusetts securities law, statute, rule or regulation, about which such counsel expresses no opinion.

(g)         The execution and delivery of this Agreement by the Acquiring Fund and the Merger Sub did not, and the consummation by the Acquiring Fund and the Merger Sub of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust, By-Laws or, if the Acquiring Fund has any issued and outstanding TFP Shares as of the Closing, the Acquiring Fund TFP Statement (assuming the requisite approval of the Acquiring Fund’s shareholders has been obtained in accordance with the requirements of the Acquiring Fund’s Declaration of Trust and By-Laws and the Acquiring Fund TFP Statement) or the Merger Sub’s Certificate of Organization or LLC Agreement, respectively.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.8         The Acquiring Fund shall have received (i) an opinion from Vedder Price P.C., special counsel to each Target Fund, and (ii) an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)         The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust under its Declaration of Trust and Massachusetts law applicable to business trusts to conduct its business as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)         The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)         To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated hereby, except as have been obtained, and except as may be required under any Massachusetts securities law, statute, rule or regulation, about which such counsel expresses no opinion.

(d)         To the knowledge of such counsel, the Target Fund has the power under its Declaration of Trust as a Massachusetts business trust to merge with and into the Merger Sub as contemplated by this Agreement.

(e)         The execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust, By-Laws or, if the Target Fund has any issued and outstanding TFP Shares as of the Closing, the applicable Target Fund Statement (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with the requirements of the Target Fund’s Declaration of Trust, By-Laws and, if applicable, Target Fund Statement).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.9         With respect to each Merger, the Funds shall have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a)         The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)         No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c)         No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d)         No gain or loss will be recognized by the Target Fund Shareholders upon the conversion of all their Target Fund Shares solely into Acquiring Fund Shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund Common Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)         The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the merger (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund Shares that were converted into such Acquiring Fund Shares.

(f)         The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the merger (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will include the period during which the shares of the Target Fund that were converted into such Acquiring Fund Shares were held by such shareholder, provided the Target Fund shares are held as capital assets at the time of the merger.

(g)         The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger.

(h)         The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Mergers on the Target Funds, the Acquiring Fund, the Merger Sub or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Mergers under the alternative minimum tax imposed under Section 55 of the Code on any direct or indirect shareholder of a Target Fund that is a corporation, and (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind. Such opinions will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds and the Merger Sub. Each Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, no Fund may waive the conditions set forth in this Section 8.9 with respect to its Merger(s). Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund Preferred Shares as equity for federal income tax purposes, Vedder Price P.C. may rely on the opinions delivered to the Acquiring Fund by [●] with respect to such issue.

ARTICLE IX

EXPENSES

9.1         The expenses incurred in connection with the Mergers (whether or not the Merger with respect to a Target Fund is consummated) will be allocated among and borne by all of the Funds ratably based on the projected relative benefits to the common shareholders of each Fund, as common shareholders of the Acquiring Fund for a period equal to shareholders’ average holding period of shares for each Fund, and each Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Merger-related expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) proxy solicitation costs; and (g) other related administrative or operational costs.

9.2         Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3         Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Fund as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1         The parties agree that no party has made to any other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1         With respect to each Merger, this Agreement may be terminated by the mutual agreement of the parties to such Merger, and such termination may be effected by the Chief Administrative Officer, President or any Vice President of each Fund without further action by a Target Fund Board or the Acquiring Fund Board. In addition, with respect to each Merger, either Fund participating in such Merger may at its option terminate the Agreement at or before the Closing due to:

(a)         a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)         a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)         a determination by a Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Merger(s).

11.2         In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Parties or a Target Fund. Notwithstanding any other provision of this Agreement to the contrary, the termination of this Agreement with respect to a Fund will have no effect on the obligation of that Fund to bear the portion of Merger-related expenses allocated to it as provided in Section 9.1.

ARTICLE XII

AMENDMENTS

12.1         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each party affected by the amendment subject to the prior review of each such Fund’s counsel and the authorization of each such Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of a Fund called by such Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders of the applicable Target Fund under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1         The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” or “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

13.2         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

13.3         This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5         It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of such Fund personally, but shall bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of each Fund acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund, as provided in the Fund’s Declaration of Trust.

13.6         It is understood and agreed that the use of a single agreement among the parties is for administrative convenience only and that this Agreement constitutes a separate agreement between each Target Fund and the Acquiring Fund Parties, as if each party had executed a separate document. No party will have any liability for the obligations under this Agreement of any other party, and the liabilities of each party under this Agreement will be several and not joint.

13.7         The failure of any Target Fund or the Acquiring Fund Parties with respect to a Target Fund to consummate a Merger shall not affect the validity of the other Mergers, and the provisions of this Agreement shall be construed to effect this intent.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN FLOATING RATE INCOME FUND

By:
Name:	Mark L. Winget
Title:	Vice President and Secretary

NUVEEN SENIOR INCOME FUND

By:
Name:	Mark L. Winget
Title:	Vice President and Secretary

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND

By:
Name:	Mark L. Winget
Title:	Vice President and Secretary

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND

By:
Name:	Mark L. Winget
Title:	Vice President and Secretary

NFRIF MERGER SUB, LLC

By:
Name:	Mark L. Winget
Title:	Vice President and Secretary

[Signature Page to Agreement and Plan of Merger (NSL-JRO-JSD-JFR Merger)]

Schedule 7.6

Senior Income

Amended and Restated Master Custodian Agreement between Senior Income and State Street Bank and Trust Company dated as of July 15, 2015, as amended

Investment Management Agreement by and between Senior Income and Nuveen Fund Advisors, LLC dated October 1, 2014, as amended

Investment Sub-Advisory Agreement by and between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC dated as of October 1, 2014, as amended

Transfer Agency and Service Agreement by and between Senior Income and Computershare Inc. and Computershare Trust Company, N.A. dated as of June 15, 2017

[Credit Facility]

Income Opportunity

Amended and Restated Master Custodian Agreement between Income Opportunity and State Street Bank and Trust Company dated as of July 15, 2015, as amended

Investment Management Agreement by and between Income Opportunity and Nuveen Fund Advisors, LLC dated October 1, 2014, as amended

Investment Sub-Advisory Agreement by and between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC dated as of October 1, 2014, as amended

Transfer Agency and Service Agreement by and between Income Opportunity and Computershare Inc. and Computershare Trust Company, N.A. dated as of June 15, 2017

[Credit Facility]

Credit Opportunities

Amended and Restated Master Custodian Agreement between Credit Opportunities and State Street Bank and Trust Company dated as of July 15, 2015, as amended

Investment Management Agreement by and between Credit Opportunities and Nuveen Fund Advisors, LLC dated October 1, 2014, as amended

Investment Sub-Advisory Agreement by and between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC dated as of October 1, 2014, as amended

Transfer Agency and Service Agreement by and between Credit Opportunities and Computershare Inc. and Computershare Trust Company, N.A. dated as of June 15, 2017

[Credit Facility]

APPENDIX B

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/ Supplemental Data” shows the operating performance for the most recent ten fiscal years for each Fund.

Senior Income

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information of the Fund reflects financial results for a single common share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Fund’s financial statements as of and for the fiscal years ended July 31, 2022, 2021, 2020, 2019, 2018, 2017, 2016 and 2015, including the financial highlights for the fiscal years then ended, have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm. KPMG’s report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. KPMG has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the fiscal years ended July 31, 2014 and prior was audited by other auditors. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Joint Proxy Statement/Prospectus. Past results are not indicative of future performance.

	Year Ended July 31
Per Share Operating Performance	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
Beginning Common Share NAV	$6.09	$5.53	$6.59	$6.91	$6.97	$6.76	$7.16	$7.51	$7.46	$7.07
Investment Operations:
Net Investment Income (Loss)(a)	0.33	0.32	0.38	0.45	0.43	0.46	0.45	0.45	0.44	0.54
Net Realized/Unrealized Gain (Loss)	(0.50)	0.62	(1.02)	(0.33)	(0.04)	0.21	(0.43)	(0.38)	0.05	0.35

Total	(0.17)	0.94	(0.64)	0.12	0.39	0.67	0.02	0.07	0.49	0.89

Less Distributions to Common Shareholders:
From Net Investment Income	(0.35)	(0.38)	(0.42)	(0.44)	(0.45)	(0.46)	(0.42)	(0.42)	(0.44)	(0.56)
From Accumulated Net Realized Gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Return of Capital	(0.06)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	(0.41)	(0.38)	(0.42)	(0.44)	(0.45)	(0.46)	(0.42)	(0.42)	(0.44)	(0.56)

Offering Costs	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$(0.01)
Discount Per Share Repurchased and Retired	$0.00	$0.00	$0.00	$0.00 *	$0.00	$0.00	$0.00 *	$0.00	$0.00	$0.00
Premium Per Share Sold through Shelf Offering	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.07
Ending NAV	$5.51	$6.09	$5.53	$6.59	$6.91	$6.97	$6.76	$7.16	$7.51	$7.46

Ending Share Price	$5.02	$5.74	$4.78	$5.90	$6.13	$6.83	$6.25	$6.34	$6.98	$7.45
Common Share Total Returns:
Based on NAV(b)	(3.03)%	17.48%	(9.89)%	1.81%	5.91%	10.22%	0.61%	0.96%	6.78%	13.89%
Based on Share Price(b)	(5.84)%	28.97%	(12.19)%	3.60%	(3.78)%	17.00%	5.89%	(3.25)%	(0.29)%	10.23%

	Year Ended July 31
Per Share Operating Performance	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
SUPPLEMENTAL DATA/RATIOS
Ending Net Assets Applicable to Common Shares (000)	$212,868	$235,214	$213,690	$254,487	$266,752	$269,083	$261,071	$276,530	$290,088	$288,025
Ratios to Average Net Assets(c)
Expenses	2.27%	2.20%	3.05%	3.26%	2.90%	2.64%	2.53%	2.37%	2.15%	1.74%
Net Investment Income (Loss)	5.48%	5.49%	6.28%	6.77%	6.24%	6.70%	6.84%	6.08%	5.89%	7.32%
Portfolio Turnover Rate(d)	37%	43%	43%	31%	29%	55%	29%	34%	58%	76%
Borrowings at the end of Period
Aggregate Amount Outstanding (000)(e)	$92,800	$94,300	$86,200	$114,000	$114,000	$114,000	$101,000	$112,500	$112,000	$123,000
Asset Coverage Per $1,000 Share(f)	$3,725	$3,918	$3,862	$3,610	$3,717	$3,738	$4,030	$3,974	$4,108	$3,342
Taxable Fund Preferred (TFP) Shares at the End of Period:
Aggregate Amount Outstanding (000)(e)	$40,000	$40,000	$—	$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per $1,000 Share(f)	$2,603	$2,751	$—	$—	$—	$—	$—	$—	$—	$—
Variable Rate Term Preferred (VRTP) Shares at the End of Period:
Aggregate Amount Outstanding (000)(e)	$—	$—	$—	$—	$—	$—	$45,000	$58,000	$58,000	$—
Asset Coverage Per $100,000 Share(g)	$—	$—	$—	$—	$—	$—	$278,816	$262,188	$270,640	$—
Term Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)(e)	$—	$—	$33,000	$43,000	$43,000	$43,000	$—	$—	$—	$—
Asset Coverage Per $1,000(f)	$—	$—	$2,793	$2,621	$2,699	$2,714	$—	$—	$—	$—
Borrowings, TFP Shares, VRTP Shares and/or Term Preferred at the End of Period
Asset coverage per $1 Liquidation Preference	$2.60	$2.75	$2.79	$2.62	$2.70	$2.71	$2.79	$2.62	$2.71	$—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares and/or borrowings, where applicable.

• Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Year Ended 7/31:
2022	0.82%
2021	0.73
2020	1.60
2019	1.84
2018	1.46
2017	1.19
2016	1.08
2015	0.89
2014	0.72
2013	0.47

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
(e)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference as of the end of the relevant fiscal year.
(f)

Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.

For financial reporting purposes, preferred shares are considered to be debt. For the fiscal years ended July 31, 2014 through July 31, 2016, the Asset Coverage amounts per $1,000 of Borrowings reflected the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $1,000 of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes as follows:

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
Year Ended 7/31:
2016	$101,000	$2,788
2015	112,500	2,622
2014	112,000	2,706

(g)

Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

*	Rounds to less than $0.01 per share.

Floating Rate Income Opportunity

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information of the Fund reflects financial results for a single common share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Fund’s financial statements as of and for the fiscal years ended July 31, 2022, 2021, 2020, 2019, 2018, 2017, 2016 and 2015, including the financial highlights for the fiscal years then ended, have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm. KPMG’s report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. KPMG has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the fiscal years ended July 31, 2014 and prior was audited by other auditors. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Joint Proxy Statement/Prospectus. Past results are not indicative of future performance.

	Year Ended July 31
Per Share Operating Performance	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
Beginning Common Share NAV	$10.27	$9.31	$10.94	$11.47	$11.70	$11.31	$12.05	$12.68	$12.55	$11.84
Investment Operations:
Net Investment Income (Loss)(a)	0.56	0.54	0.59	0.70	0.66	0.76	0.77	0.79	0.78	0.95
Net Realized/Unrealized Gain (Loss)	(0.82)	1.04	(1.53)	(0.49)	(0.09)	0.45	(0.75)	(0.66)	0.14	0.68

Total	(0.26)	1.58	(0.94)	0.21	0.57	1.21	0.02	0.13	0.92	1.63

Less Distributions to Common Shareholders:
From Net Investment Income	(0.60)	(0.62)	(0.69)	(0.74)	(0.80)	(0.83)	(0.76)	(0.76)	(0.79)	(1.04)
From Accumulated Net Realized Gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Return of Capital	(0.10)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	(0.70)	(0.62)	(0.69)	(0.74)	(0.80)	(0.83)	(0.76)	(0.76)	(0.79)	(1.04)

Offering Costs	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00 *	$(0.01)
Discount Per Share Repurchased and Retired	$0.00	$0.00	$0.00	$0.00 *	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Premium Per Share Sold through Shelf Offering	$0.00	$0.00	$0.00	$0.00	$0.00 *	$0.01	$0.00	$0.00	$0.00 *	$0.13
Ending NAV	$9.31	$10.27	$9.31	$10.94	$11.47	$11.70	$11.31	$12.05	$12.68	$12.55

Ending Share Price	$8.67	$9.69	$7.97	$9.70	$10.23	$11.87	$10.72	$10.82	$12.40	$12.73
Common Share Total Returns:
Based on NAV(b)	(2.82)%	17.42%	(8.91)%	1.94%	5.06%	11.06%	0.53%	1.03%	7.54%	15.27%
Based on Share Price(b)	(3.76)%	30.14%	(11.13)%	2.19%	(7.38)%	18.92%	6.91%	(6.74)%	3.91%	14.42%
SUPPLEMENTAL DATA/RATIOS
Ending Net Assets Applicable to Common Shares (000)	$377,470	$416,302	$377,406	$443,700	$465,378	$465,161	$435,189	$463,729	$487,784	$482,204
Ratios to Average Net Assets(c)
Expenses	2.19%	2.19%	3.07%	3.31%	2.99%	2.68%	2.49%	2.31%	2.07%	1.71%
Net Investment Income (Loss)	5.53%	5.39%	5.85%	6.37%	5.77%	6.57%	6.91%	6.41%	6.16%	7.73%
Portfolio Turnover Rate(d)	37%	41%	43%	34%	30%	57%	27%	34%	55%	72%
Borrowings at the end of Period
Aggregate Amount Outstanding (000)(e)	$162,100	$164,500	$164,900	$178,800	$178,800	$178,800	$166,800	$188,800	$188,000	$201,900
Asset Coverage Per $1,000 Share(f)	$3,791	$3,987	$3,562	$3,951	$4,073	$4,071	$4,059	$3,975	$4,116	$3,388
Taxable Fund Preferred (TFP) Shares at the End of Period:
Aggregate Amount Outstanding (000)(e)	$75,000	$75,000	$—	$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per $1,000 Share(f)	$2,592	$2,738	$—	$—	$—	$—	$—	$—	$—	$—
Variable Rate Term Preferred (VRTP) Shares at the End of Period:
Aggregate Amount Outstanding (000)(e)	$—	$—	$—	$—	$—	$—	$75,000	$98,000	$98,000	$—
Asset Coverage Per $100,000 Share(g)	$—	$—	$—	$—	$—	$—	$279,979	$261,691	$270,554	$—
Term Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)(e)	$—	$—	$45,000	$84,000	$84,000	$84,000	$—	$—	$—	$—
Asset Coverage Per $1,000(f)	$—	$—	$2,798	$2,688	$2,771	$2,770	$—	$—	$—	$—
Borrowings, TFP Shares, VRTP Shares and/or Term Preferred at the End of Period
Asset coverage per $1 Liquidation Preference	$2.59	$2.74	$2.80	$2.69	$2.77	$2.77	$2.80	$2.62	$2.71	$—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares and/or borrowings, where applicable.

• Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Year Ended 7/31:
2022	0.80%
2021	0.79
2020	1.68
2019	1.94
2018	1.59
2017	1.27
2016	1.08
2015	0.89
2014	0.71
2013	0.46

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
(e)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference as of the end of the relevant fiscal year.
(f)

Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.

For financial reporting purposes, preferred shares are considered to be debt. For the fiscal years ended July 31, 2014 through July 31, 2016, the Asset Coverage amounts per $1,000 of Borrowings reflected the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $1,000 of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes as follows:

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
Year Ended 7/31:
2016	$166,800	$2,800
2015	188,800	2,617
2014	188,000	2,706

(g)

Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

*	Rounds to less than $0.01 per share.

Short Duration Credit Opportunities

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information of the Fund reflects financial results for a single common share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Fund’s financial statements as of and for the fiscal years ended July 31, 2022, 2021, 2020, 2019, 2018, 2017, 2016 and 2015, including the financial highlights for the fiscal years then ended, have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm. KPMG’s report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. KPMG has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the fiscal years ended July 31, 2014 and prior was audited by other auditors. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Joint Proxy Statement/Prospectus. Past results are not indicative of future performance.

	Year Ended July 31
Per Share Operating Performance	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
Beginning Common Share NAV	$15.52	$13.98	$16.89	$17.92	$18.07	$17.49	$18.63	$19.48	$19.91	$19.49
Investment Operations:
Net Investment Income (Loss)(a)	0.85	0.80	0.96	1.19	1.19	1.29	1.21	1.22	1.29	1.61
Net Realized/Unrealized Gain (Loss)	(1.35)	1.68	(2.79)	(0.98)	(0.04)	0.54	(1.16)	(0.87)	(0.02)	0.49

Total	(0.50)	2.48	(1.83)	0.21	1.15	1.83	0.05	0.35	1.27	2.10

Less Distributions to Common Shareholders:
From Net Investment Income	(0.95)	(0.94)	(1.08)	(1.24)	(1.30)	(1.25)	(1.16)	(1.16)	(1.37)	(1.61)
From Accumulated Net Realized Gains	0.00	0.00	0.00	0.00	0.00	0.00	(0.03)	(0.04)	(0.33)	(0.07)
Return of Capital	(0.10)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	(1.05)	(0.94)	(1.08)	(1.24)	(1.30)	(1.25)	(1.19)	(1.20)	(1.70)	(1.68)

Offering Costs	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00 *	$0.00
Discount Per Share Repurchased and Retired	$0.00	$0.00	$0.00 *	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Premium Per Share Sold through Shelf Offering	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00 *	$0.00	$0.00	$0.00	$0.00 *
Ending NAV	$13.97	$15.52	$13.98	$16.89	$17.92	$18.07	$17.49	$18.63	$19.48	$19.91

Ending Share Price	$12.63	$14.40	$11.64	$15.36	$16.67	$17.75	$16.16	$16.41	$18.20	$19.89
Common Share Total Returns:
Based on NAV(b)	(3.52)%	18.24%	(11.19)%	1.30%	6.66%	10.68%	0.62%	1.87%	6.59%	11.17%
Based on Share Price(b)	(5.50)%	32.61%	(17.88)%	(0.30)%	1.33%	17.91%	6.52%	(3.27)%	0.16%	10.77%
SUPPLEMENTAL DATA/RATIOS
Ending Net Assets Applicable to Common Shares (000)	$140,852	$156,492	$140,981	$170,487	$180,884	$182,468	$176,531	$188,031	$196,613	$201,031
Ratios to Average Net Assets(c)
Expenses	2.39%	2.37%	3.31%	3.45%	2.96%	2.52%	2.27%	1.78%	1.88%	1.80%
Net Investment Income (Loss)	5.62%	5.35%	6.27%	6.89%	6.69%	7.18%	7.05%	6.43%	6.52%	8.12%
Portfolio Turnover Rate(d)	39%	45%	40%	33%	29%	58%	34%	31%	45%	82%
Borrowings at the end of Period
Aggregate Amount Outstanding (000)(e)	$18,000	$19,500	$8,500	$72,000	$72,000	$72,000	$64,000	$85,200	$85,000	$85,000
Asset Coverage Per $1,000 Share(f)	$12,714	$12,615	$25,821	$3,854	$3,998	$4,020	$4,305	$3,207	$3,313	$3,365
Taxable Fund Preferred (TFP) Shares at the End of Period:
Aggregate Amount Outstanding (000)(e)	$70,000	$70,000	$70,000	$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per $1,000 Share(f)	$2,601	$2,749	$2,796	$—	$—	$—	$—	$—	$—	$—
Term Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)(e)	$—	$—	$—	$35,000	$35,000	$35,000	$35,000	$—	$—	$—
Asset Coverage Per $1,000(f)	$—	$—	$—	$2,593	$2,691	$2,705	$2,783	$—	$—	$—
Borrowings, TFP Shares and/or Term Preferred at the End of Period
Asset coverage per $1 Liquidation Preference	$2.60	$2.75	$2.80	$2.59	$2.69	$2.71	$2.78	$—	$—	$—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares and/or borrowings, where applicable.

• Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Year Ended 7/31:
2022	0.91%
2021	0.70
2020	1.70
2019	2.00
2018	1.44
2017	1.07
2016	0.82
2015	0.45
2014	0.50
2013	0.50

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
(e)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference as of the end of the relevant fiscal year.
(f)

Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.

For financial reporting purposes, preferred shares are considered to be debt. For the fiscal years ended July 31, 2014 through July 31, 2016, the Asset Coverage amounts per $1,000 of Borrowings reflected the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $1,000 of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes as follows:

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
Year Ended 7/31:
2016	$64,000	$2,783

*	Rounds to less than $0.01 per share.

Acquiring Fund

The following Financial Highlights table is intended to help a prospective investor understand the Acquiring Fund’s financial performance for the periods shown. Certain information of the Acquiring Fund reflects financial results for a single common share of the Acquiring Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Acquiring Fund’s financial statements as of and for the fiscal years ended July 31, 2022, 2021, 2020, 2019, 2018, 2017, 2016 and 2015, including the financial highlights for the fiscal years then ended, have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm. KPMG’s report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s Annual Report. KPMG has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the fiscal years ended July 31, 2014 and prior was audited by other auditors. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Joint Proxy Statement/Prospectus. Past results are not indicative of future performance.

	Year Ended July 31
Per Share Operating Performance	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
Beginning Common Share NAV	$10.36	$9.40	$11.04	$11.55	$11.76	$11.36	$12.01	$12.59	$12.54	$11.87
Investment Operations:
Net Investment Income (Loss)(a)	0.56	0.54	0.60	0.70	0.66	0.73	0.73	0.75	0.75	0.90
Net Realized/Unrealized Gain (Loss)	(0.83)	1.04	(1.54)	(0.48)	(0.10)	0.46	(0.66)	(0.61)	0.06	0.68

Total	(0.27)	1.58	(0.94)	0.22	0.56	1.19	0.07	0.14	0.81	1.58

Less Distributions to Common Shareholders:
From Net Investment Income	(0.61)	(0.62)	(0.70)	(0.73)	(0.77)	(0.79)	(0.72)	(0.72)	(0.76)	(0.97)
From Accumulated Net Realized Gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Return of Capital	(0.09)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	(0.70)	(0.62)	(0.70)	(0.73)	(0.77)	(0.79)	(0.72)	(0.72)	(0.76)	(0.97)

Offering Costs	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00 *	$0.00 *
Discount Per Share Repurchased and Retired	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Premium Per Share Sold through Shelf Offering	$0.00	$0.00	$0.00	$0.00	$0.00 *	$0.00 *	$0.00	$0.00	$0.00 *	$0.06
Ending NAV	$9.39	$10.36	$9.40	$11.04	$11.55	$11.76	$11.36	$12.01	$12.59	$12.54

Ending Share Price	$8.84	$9.76	$8.03	$9.76	$10.30	$11.83	$10.68	$10.67	$11.72	$12.72
Common Share Total Returns:
Based on NAV(b)	(2.84)%	17.36%	(8.82)%	2.03%	5.01%	10.76%	0.93%	1.15%	6.62%	14.26%
Based on Share Price(b)	(2.59)%	30.14%	(10.98)%	1.98%	(6.64)%	18.63%	7.50%	(2.88)%	(1.84)%	16.76%
SUPPLEMENTAL DATA/RATIOS
Ending Net Assets Applicable to Common Shares (000)	$534,392	$589,469	$534,861	$628,218	$657,157	$663,863	$626,627	$662,801	$694,584	$691,312
Ratios to Average Net Assets(c)
Expenses	2.17%	2.20%	3.01%	3.43%	2.99%	2.63%	2.46%	2.29%	2.05%	1.71%
Net Investment Income (Loss)	5.49%	5.39%	5.93%	6.25%	5.68%	6.28%	6.52%	6.08%	5.94%	7.34%
Portfolio Turnover Rate(d)	38%	43%	44%	32%	29%	59%	26%	33%	52%	69%
Borrowings at the end of Period
Aggregate Amount Outstanding (000)(e)	$233,400	$238,400	$208,100	$264,500	$254,300	$254,300	$240,800	$270,300	$269,000	$295,200
Asset Coverage Per $1,000 Share(f)	$3,718	$3,892	$4,003	$3,810	$4,077	$4,103	$4,051	$3,966	$4,099	$3,342
Taxable Fund Preferred (TFP) Shares at the End of Period:
Aggregate Amount Outstanding (000)(e)	$100,000	$100,000	$—	$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per $1,000 Share(f)	$2,603	$2,742	$—	$—	$—	$—	$—	$—	$—	$—
Variable Rate Term Preferred (VRTP) Shares at the End of Period:
Aggregate Amount Outstanding (000)(e)	$—	$—	$—	$—	$—	$—	$108,000	$139,000	$139,000	$—
Asset Coverage Per $100,000 Share(g)	$—	$—	$—	$—	$—	$—	$279,652	$261,935	$270,241	$—
Term Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)(e)	$—	$—	$90,000	$115,000	$125,200	$125,200	$—	$—	$—	$—
Asset Coverage Per $1,000(f)	$—	$—	$2,794	$2,655	$2,732	$2,749	$—	$—	$—	$—
Borrowings, TFP Shares, VRTP Shares and/or Term Preferred at the End of Period
Asset coverage per $1 Liquidation Preference	$2.60	$2.74	$2.79	$2.66	$2.73	$2.75	$2.80	$2.62	$2.70	$—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares and/or borrowings, where applicable.

• Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Year Ended 7/31:
2022	0.80%
2021	0.82
2020	1.64
2019	2.07
2018	1.61
2017	1.24
2016	1.08
2015	0.88
2014	0.71
2013	0.48

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
(e)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference as of the end of the relevant fiscal year.
(f)

Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.

For financial reporting purposes, preferred shares are considered to be debt. For the fiscal years ended July 31, 2014 through July 31, 2016, the Asset Coverage amounts per $1,000 of Borrowings reflected the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $1,000 of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes as follows:

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
Year Ended 7/31:
2016	$240,800	$2,797
2015	270,300	2,619
2014	269,000	2,702

(g)

Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

*	Rounds to less than $0.01 per share.

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS

HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed-End Funds Committee
Senior Income	5	11	0	9	4	4	6	4
Floating Rate Income Opportunity	5	11	0	9	4	4	6	4
Short Duration Credit Opportunities	5	11	0	9	4	4	6	4
Acquiring Fund	5	11	0	9	4	4	6	4

C-1

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	JFR 0523

[FORM OF PROXY] EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE VIRTUAL MEETING at the following Website: meetnow.global/[•] on [•], 2023 at 2:00 p.m., Central Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. NUVEEN SENIOR INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2023 COMMON SHARES THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Senior Income Fund, a Massachusetts business trust, revoking previous proxies, hereby appoints John M. McCann, Kevin J. McCarthy and Mark L. Winget, or any one of them, as true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Senior Income Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held virtually at the following Website: meetnow.global/[•], on [•], 2023, at [2:00] p.m., Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the virtual meeting, enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. Receipt of the Notice of Annual Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Senior Income Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. NSL_[•] EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for Nuveen Senior Income Fund Annual Meeting of Shareholders to Be Held Virtually on [•], 2023. The Joint Proxy Statement/Prospectus for this meeting is available at: https://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X Proposal THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL. 1. To approve an Agreement and Plan of Merger pursuant to which Nuveen Senior Income Fund (the “Target Fund”) would be merged with and into NFRIF Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of Nuveen Floating Rate Income Fund (the “Acquiring Fund”), with the issued and outstanding common and preferred shares of the Target Fund being converted into newly issued common and preferred shares of the Acquiring Fund. 2. Election of Board Members: Class II: Class I: 01. Amy B.R. Lancellotta                04. Robert L. Young                 02. John K. Nelson                 03. Terence J. Toth INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number(s) on the line provided.     Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below    Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code     xxxxxxxxxxxxxx                NSL [___]                 M    xxxxxxxx

[FORM OF PROXY] EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE VIRTUAL MEETING at the following Website: meetnow.global/[•] on [•], 2023 at 2:00 p.m., Central Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2023 COMMON SHARES THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Floating Rate Income Opportunity Fund, a Massachusetts business trust, revoking previous proxies, hereby appoints John M. McCann, Kevin J. McCarthy and Mark L. Winget, or any one of them, as true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Floating Rate Income Opportunity Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held virtually at the following Website: meetnow.global/[•], on [•], 2023, at [2:00] p.m., Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the virtual meeting, enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. Receipt of the Notice of Annual Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Floating Rate Income Opportunity Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. JRO_[•]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for Nuveen Floating Rate Income Opportunity Fund Annual Meeting of Shareholders to Be Held Virtually on [•], 2023. The Joint Proxy Statement/Prospectus for this meeting is available at: https://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X Proposal THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL. 1. To approve an Agreement and Plan of Merger pursuant to which Nuveen Floating Rate Income Opportunity Fund (the “Target Fund”) would be merged with and into NFRIF Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of Nuveen Floating Rate Income Fund (the “Acquiring Fund”), with the issued and outstanding common and preferred shares of the Target Fund being converted into newly issued common and preferred shares of the Acquiring Fund. 2. Election of Board Members: Class II: Class I: 01. Amy B.R. Lancellotta                04. Robert L. Young                 02. John K. Nelson                 03. Terence J. Toth INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number(s) on the line provided.     Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below    Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code     xxxxxxxxxxxxxx                JRO [___]                 M    xxxxxxxx

[FORM OF PROXY] EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE VIRTUAL MEETING at the following Website: meetnow.global/[•] on [•], 2023 at 2:00 p.m., Central Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2023 COMMON SHARES THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Short Duration Credit Opportunities Fund, a Massachusetts business trust, revoking previous proxies, hereby appoints John M. McCann, Kevin J. McCarthy and Mark L. Winget, or any one of them, as true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Short Duration Credit Opportunities Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held virtually at the following Website: meetnow.global/[•], on [•], 2023, at [2:00] p.m., Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the virtual meeting, enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. Receipt of the Notice of Annual Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Short Duration Credit Opportunities Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. JSD_[•]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for Nuveen Short Duration Credit Opportunities Fund Annual Meeting of Shareholders to Be Held Virtually on [•], 2023. The Joint Proxy Statement/Prospectus for this meeting is available at: https://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X Proposal THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL. 1. To approve an Agreement and Plan of Merger pursuant to which Nuveen Short Duration Credit Opportunities Fund (the “Target Fund”) would be merged with and into NFRIF Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of Nuveen Floating Rate Income Fund (the “Acquiring Fund”), with the issued and outstanding common and preferred shares of the Target Fund being converted into newly issued common and preferred shares of the Acquiring Fund. 2. Election of Board Members: Class II: Class I: 01. Amy B.R. Lancellotta                04. Robert L. Young                 02. John K. Nelson                 03. Terence J. Toth INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number(s) on the line provided.     Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below    Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code     xxxxxxxxxxxxxx                JSD [___]                 M    xxxxxxxx

[FORM OF PROXY] EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE VIRTUAL MEETING at the following Website: meetnow.global/[•] on [•], 2023 at 2:00 p.m., Central Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. NUVEEN FLOATING RATE INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2023 COMMON SHARES THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Floating Rate Income Fund, a Massachusetts business trust, revoking previous proxies, hereby appoints John M. McCann, Kevin J. McCarthy and Mark L. Winget, or any one of them, as true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Floating Rate Income Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held virtually at the following Website: meetnow.global/[•], on [•], 2023, at [2:00] p.m., Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the virtual meeting, enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. Receipt of the Notice of Annual Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Floating Rate Income Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. JFR_[•]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for Nuveen Floating Rate Income Fund Annual Meeting of Shareholders to Be Held Virtually on [•], 2023. The Joint Proxy Statement/Prospectus for this meeting is available at: https://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X Proposal THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL. 1. To approve the issuance of additional common shares in connection with the merger of Nuveen Senior Income Fund, Nuveen Floating Rate Income Opportunity Fund and Nuveen Short Duration Credit Opportunities Fund with and into NFRIF Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of Nuveen Floating Rate Income Fund, pursuant to the Agreement and Plan of Merger. 2. Election of Board Members: Class II: Class I: 01. Amy B.R. Lancellotta                04. Robert L. Young                 02. John K. Nelson                 03. Terence J. Toth INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number(s) on the line provided.     Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below    Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code     xxxxxxxxxxxxxx                JFR [___]                 M    xxxxxxxx

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED JANUARY 31, 2023

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE MERGERS OF

NUVEEN SENIOR INCOME FUND (NSL)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND (JSD)

AND

NUVEEN FLOATING RATE INCOME FUND (JFR)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to common shareholders of Nuveen Senior Income Fund (“Senior Income” or a “Target Fund”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity” or a “Target Fund”), Nuveen Short Duration Credit Opportunities Fund (“Short Duration Credit Opportunities” or a “Target Fund”) and Nuveen Floating Rate Income Fund (the “Acquiring Fund” and together with the Target Funds, the “Funds” or each individually, a “Fund”), in connection with the proposed merger of each Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund. With respect to each merger, the Agreement and Plan of Merger provides for: (1) the merger of the Target Fund with and into NFRIF Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund, and (ii) the conversion of each issued and outstanding common and preferred share of beneficial interest of the Target Fund into newly issued common and preferred shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Merger”).

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated [•], 2023 and filed on Form N-14 with the Securities and Exchange Commission (“SEC”) relating to the proposed Mergers of the Target Funds into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [•], 2023.

i

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions” or as otherwise noted, are not fundamental policies and may be changed by a Fund’s Board of Trustees (each, a “Board” or the “Board,” and each trustee, a “Board Member”), without the approval of shareholders.

The Funds have similar investment objectives, policies and risks, but there are differences. Each Fund seeks to provide current income by investing primarily in senior loans.

Senior Income’s investment objective is to achieve a high level of current income, consistent with preservation of capital. As a non-fundamental policy, under normal circumstances, Senior Income invests at least 80% of its Assets (as defined below) in adjustable rate, U.S. dollar-denominated secured and unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality. With respect to Senior Income, investment grade quality securities are those securities that, at the time of investment, are rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades or unrated but judged to be of comparable quality. With respect to the Senior Income’s senior loans included in the 80% policy, such instruments will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less.

Floating Rate Income Opportunity’s investment objective is to achieve a high level of current income. As a non-fundamental policy, under normal circumstances, Floating Rate Income Opportunity invests at least 80% of its Assets (as defined below) in adjustable rate loans, primarily secured senior loans. With respect to Floating Rate Income Opportunity’s senior loans included in the 80% policy, such instruments will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. As part of the 80% requirement, Floating Rate Income Opportunity also may invest in adjustable rate unsecured senior loans and adjustable rate secured and unsecured subordinated loans. With respect to Floating Rate Income Opportunity, senior loans include floating or variable rate, U.S. dollar denominated secured and unsecured loans that hold the most senior position in the capital structure of an issuer. Adjustable rate senior loans and adjustable rate subordinated loans are sometimes collectively referred to as “adjustable rate loans.” Adjustable rate loans pay interest at rates that are determined periodically at short-term intervals by reference to a base lending rate, generally based on a percentage above LIBOR, SOFR, a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate (of any tenor, but typically between one month and six months, and currently), plus a premium.

Short Duration Credit Opportunities’ investment objective is to provide current income and the potential for capital appreciation. As a non-fundamental policy, under normal circumstances, Short Duration Credit Opportunities invests at least 80% of Assets, at time of purchase, in loans or securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities and preferred securities. Short Duration Credit Opportunities’ portfolio will be invested primarily in below investment grade adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments. Short Duration Credit Opportunities also may invest in other types of debt instruments and enter into short positions consisting primarily of high yield debt. Under normal circumstances, Short Duration Credit Opportunities will invest at least 70% of its Managed Assets in adjustable rate senior loans and second lien loans.

The Acquiring Fund’s investment objective is to achieve a high level of current income. As a non-fundamental policy, under normal circumstances, the Acquiring Fund invests at least 80% of its Assets in secured senior loans and unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality. With respect to the Acquiring Fund’s senior loans included in the 80% policy, such instruments will at times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less.

Note that each Fund’s investment objective may not be changed without approval of the holders of a majority of the outstanding common and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person (including participation by means of remote or “virtual” communication) or represented by proxy, or (2) more than 50% of the shares, whichever is less. Also note that (1) Senior Income’s policy to invest at least 80% of its Assets in adjustable rate, U.S. dollar-denominated, secured and unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality; (2) Floating Rate Income Opportunity’s policy to invest at least 80% of its Assets in adjustable rate loans; (3) Short Duration Credit Opportunities’ policy to invest at least 80% of its Assets in loans or securities in the issuing company’s capital structure that are senior to its common equity and (4) the Acquiring Fund’s policy to invest at least 80% of its Assets in secured senior loans and unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality, may not be changed without 60 days’ prior written notice.

Each Fund defines “Assets” as the net assets of the Fund plus the amount of any borrowings for investment purposes. Each Fund defines “Managed Assets” as the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

In addition to the Acquiring Fund’s investment policies discussed above, the following non-fundamental investment policies also apply to the Acquiring Fund, under normal circumstances:

•	The Acquiring Fund invests at least 65% of its Managed Assets in senior loans that are secured by specific collateral.

•

The Acquiring Fund may invest its Managed Assets without limit in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (BBB- or Baa3 or better) by S&P, Moody’s or Fitch, or (ii) unrated but judged to be of comparable quality. However, no more than 30% of the Acquiring Fund’s Managed Assets may be invested in senior loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody’s or Fitch or that are unrated but judged to be of comparable quality.

•

The Acquiring Fund may invest up to 20% of its Managed Assets in (i) other debt securities such as investment and non-investment grade debt securities, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of senior loans, which may be treated as an investment in senior loans for purposes of the 80% requirement set forth above), (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations), and (iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities). No more than 5% of the Acquiring Fund’s Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities. The debt securities in which the Acquiring Fund may invest may have short-term, intermediate-term or long-term maturities. The Acquiring Fund also may receive warrants and equity securities issued by a borrower or its affiliates in connection with the Fund’s other investments in such entities.

•	The Acquiring Fund maintains an average duration of one year or less for its portfolio investments in senior loans and other debt instruments.

•	The Acquiring Fund will not invest in inverse floating rate securities.

•

The Acquiring Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers (which includes borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Acquiring Fund’s Managed Assets to be invested in senior loans and other debt instruments of non-U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries.

•

The Acquiring Fund may not invest more than 20% of its Managed Assets in securities from an industry which (for the purposes of this policy) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries. The Acquiring Fund may invest more than 20% of its Managed Assets in sectors which (for the purposes of this policy) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund’s investment in a particular industry within the sector does not exceed the industry limitation.

•

The Acquiring Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps. An iBoxx Loan Total Return Swap is a specific type of total return swap on an index that is designed to provide exposure to the senior loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index.

In addition to Senior Income’s investment policies discussed above, the following non-fundamental investment policies also apply to Senior Income, under normal circumstances:

•

No more than 30% of Senior Income’s Managed Assets may be invested in senior loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch Ratings, part of the Fitch Group (“Fitch”) or that are unrated but judged to be of comparable quality.

•	Senior Income invests at least 65% of its Managed Assets in senior loans that are secured by specific collateral. Such collateral consists of assets and/or stock of the borrower.

•	Senior Income may invest up to 20% of its Managed Assets in U.S. dollar-denominated senior loans of borrowers that are organized or located in countries outside the United States.

•	Senior Income may invest up to 20% of its Managed Assets, in the aggregate, in:

•	other income producing securities such as investment and non-investment grade corporate debt securities, of corporate or governmental issuers; and

•	equity securities and warrants acquired in connection with the Fund’s investments in senior loans.

•	Senior Income will not invest more than 10% of its Managed Assets in senior loans with interest rates that adjust less often than semi-annually.

•

Senior Income’s portfolio of senior loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of senior loans. If the Fund does so, it considers the shortened period to be the adjustment period of the senior loans.

•	Senior Income has no policy limiting the maturity of the senior loans that it purchases.

•

Senior Income does not intend to invest more than 5% of its Managed Assets in senior loans or other securities of a single borrower. In addition, the Fund will not invest more than 25% of its Managed Assets in borrowers that conduct their principal businesses in the same industry.

•

Senior Income invests no more than 20% of its total assets in senior loans in which it acts as an agent or co-agent, and the size of any such individual senior loan will not exceed 5% of the Fund’s total assets.

•

Senior Income does not currently intend to invest more than 20% of its Managed Assets in participations. Participations are when the Fund acquires from a lender a portion of a lender’s rights under a loan agreement.

•

Senior Income will only acquire participations if the lender selling the participation, and any other persons interpositioned between the Fund and the lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P, Baa or P-3 or higher by Moody’s or BBB or F3 or higher by Fitch or has debt or obligations that are unrated by S&P, Moody’s and Fitch and determined by the Fund’s investment adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

•

Senior Income may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in the types in which the Fund may invest directly.

•

Senior Income may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps. Such swaps are standardized total return swaps on loan indices that are designed to provide exposure to the senior loan market.

In addition to Floating Rate Income Opportunity’s investment policies discussed above, the following non-fundamental investment policies also apply to Floating Rate Income Opportunity, under normal circumstances:

•

Floating Rate Income Opportunity invests no more than 20% of its total assets in senior loans in which it acts as an agent or co-agent and the size of any such individual senior loan will not exceed 5% of the Fund’s total assets.

•

Floating Rate Income Opportunity may invest its Managed Assets without limit in adjustable rate loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch, or (ii) unrated but judged to be of comparable quality. However, Floating Rate Income Opportunity may not invest, at the time of investment, more than 30% of its Managed Assets in securities rated below CCC+ or Caa by any NRSRO that rate such security or are unrated but judged to be of comparable quality, including securities in default.

•

Floating Rate Income Opportunity may invest up to 20% of its Managed Assets in the following adjustable or fixed rate securities: (i) other debt securities such as investment and non-investment grade debt securities, fixed rate senior loans or subordinated loans, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of adjustable rate loans, which may be treated as an investment in adjustable rate loans for purposes of the 80% requirement set forth above); (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations); and (iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities).

•

No more than 5% of Floating Rate Income Opportunity’s Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities.

•	Floating Rate Income Opportunity also may receive warrants and equity securities issued by an issuer or its affiliates in connection with the Fund’s other investments in such entities.

•	Floating Rate Income Opportunity invests at least 65% of its Managed Assets in senior loans that are secured by specific collateral. Such collateral consists of assets and/or stock of the borrower.

•	Floating Rate Income Opportunity maintains an average duration of one year or less for its portfolio investments in adjustable rate loans and other debt instruments.

•	Floating Rate Income Opportunity will not invest in inverse floating rate securities.

•

Floating Rate Income Opportunity may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in adjustable rate loans and other debt instruments of non-U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries.

•

Floating Rate Income Opportunity may not invest more than 20% of its Managed Assets in securities from an industry which (for these purposes ) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries. Floating Rate Income Opportunity may invest more than 20% of its Managed Assets in sectors which (for these purposes) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund’s investment in a particular industry within the sector does not exceed the industry limitation.

•

Floating Rate Income Opportunity may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps. An iBoxx Loan Total Return Swap is a specific type of total return swap on an index that is designed to provide exposure to the senior loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index.

In addition to Short Duration Credit Opportunities’ investment policies discussed above, the following non-fundamental investment policies also apply to Short Duration Credit Opportunities, under normal circumstances:

•

Short Duration Credit Opportunities invests at least 70% of its Managed Assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments.

•	Short Duration Credit Opportunities may invest in high yield debt and other debt instruments as described herein in an aggregate amount of up to 30% of its Managed Assets.

•

Short Duration Credit Opportunities invests at least 80% of its Managed Assets in corporate debt instruments that are, at the time of investment, rated below investment grade or unrated but judged by the Fund’s sub-adviser to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch, or (ii) unrated but judged to be of comparable quality. However, Short Duration Credit Opportunities may not invest, at the time of investment, more than 30% of its Managed Assets in securities rated below CCC+ or Caa by any NRSRO that rate such security or are unrated but judged to be of comparable quality, including securities in default.

•

Short Duration Credit Opportunities may enter into short positions, consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating a negative investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its Managed Assets.

•

Short Duration Credit Opportunities will maintain an average duration of two years or less for its portfolio (including the effect of leverage, but after the effect of derivatives used to shorten duration). “Average duration” and “average portfolio duration” are each defined to be the modified duration of the Fund’s portfolio, which is the measure of a debt instrument’s or a portfolio’s price sensitivity with respect to changes in market yields adjusted to reflect the effect of the Fund’s use of leverage.

•

Short Duration Credit Opportunities may invest up to 20% of its Managed Assets in debt instruments of non-U.S. issuers (which term includes borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Fund’s investments in debt instruments of non-U.S. issuers may include debt instruments located, or conducting their business, in emerging market countries.

•

Short Duration Credit Opportunities may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Each Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PORTFOLIO COMPOSITION

The following information supplements the discussion of the Acquiring Fund’s investment objectives, principal investment strategies, policies and techniques that appears in the Joint Proxy Statement/Prospectus. Additional information concerning principal investment strategies of the Acquiring Fund, and other investment strategies that may be used by the Acquiring Fund, is set forth below.

References in this section to the Fund apply to the Acquiring Fund.

Senior Loans

The Acquiring Fund may invest in (i) senior loans made by banks or other financial institutions to borrowers, (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. senior loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The capital structure of a borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the borrower, typically in descending order of seniority with respect to claims on the borrower’s assets. The proceeds of senior loans primarily are used by borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, re-financings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Acquiring Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Acquiring Fund usually will rely on the Agent to monitor compliance by the borrower with the restrictive covenants in a loan agreement.

Senior loans in which the Acquiring Fund invests generally pay interest at rates that are redetermined periodically at short-term intervals by reference to a base lending rate, plus a premium. senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semiannually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR (of any tenor, but typically between one month and six months, and currency), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. The frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates. The senior loans held by the Acquiring Fund will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Acquiring Fund from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to the Acquiring Fund from its investments in senior loans should decrease. The Acquiring Fund may utilize derivative instruments to shorten the effective interest rate redetermination period of senior loans in its portfolio. senior loans typically have a stated term of between one and eight years.

The Acquiring Fund primarily purchases senior loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

The Acquiring Fund may purchase participation interests in the original syndicate making senior loans. Loan participation interests typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Acquiring Fund may participate in such syndications, or can buy part of a senior loan, becoming a part Lender. When purchasing a participation interest, the Acquiring Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Acquiring Fund may invest may not be rated by any NRSRO. See “Risk Factors—Senior Loan Risks.”

Although senior loans have the most senior position in a borrower’s capital structure and are often secured by specific collateral, they are typically below investment grade quality and may have below investment grade ratings; these ratings are associated with securities having speculative characteristics. Senior loans rated below investment grade may therefore be regarded as “junk,” despite their senior capital structure position or specific collateral pledged to secure such loans. The Acquiring Fund may purchase and retain in its portfolio senior loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Acquiring Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a senior loan. See “—Warrants and Equity Securities.” Given the Acquiring Fund’s policy to invest up to 30% of its Managed Assets in senior loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody’s or Fitch, the Acquiring Fund may invest no more than 30% of its Managed Assets in borrowers that, at the time of investment, have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Investment rating limitations are considered to apply only at the time of investment and the Acquiring Fund is under no obligation to sell securities as a result of changes in market values or ratings. You should expect the Acquiring Fund’s net asset value to fluctuate as a result of changes in the credit quality of borrowers and other factors. A serious deterioration in the credit quality of one or more borrowers could cause a permanent decrease in the Acquiring Fund’s net asset value. See “Risk Factors—Loan Participation Risk.”

Non-Senior Loan Investments

Second Lien Loans and Unsecured Loans. The Acquiring Fund may invest in second lien loans and other unsecured loans. Such loans are made by public and private corporations and other non-governmental borrowers for a variety of purposes. As in the case of senior loans, the Acquiring Fund may purchase interests in second lien loans and unsecured loans through assignments or participations.

Second lien loans have similar characteristics as senior loans except that such interests are second in lien property rather than first. Second lien loans are second in priority of payment to one or more senior loans of the related borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the interest. They typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related borrower other than senior loans of such borrower. Second lien loans may feature fixed or floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other below investment grade debt instruments.

Unsecured loans generally have lower priority in right of payment compared to holders of secured interests of the borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the borrower’s obligation under the interest. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and other interests. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to senior loans and other secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Unsecured loans of below investment grade quality share the same risks of other below investment grade debt instruments.

Corporate Bonds. Corporate bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The Acquiring Fund may invest in bonds and other debt securities of any quality.

Structured Notes. The Acquiring Fund may utilize structured notes, which are privately negotiated debt obligations or economically equivalent instruments where the principal and/or interest to be received by the investor is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or loans, an index of securities or loans, or specified interest rates, or the differential performance of two assets or markets. Structured notes may be issued by corporations, including banks, as well as by governmental agencies. Structured notes frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured notes normally provide that their principal and/or interest payments are to be adjusted upwards or index while the structured notes are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. If the Acquiring Fund invests in structured notes that are designed to provide returns and risks that emulate those of senior loans, the Acquiring Fund may treat the value of (or, if applicable, the notional amount of) such investment as an investment in senior loans for purposes of determining compliance with the requirement set forth above that at least 80% of the Acquiring Fund’s Assets be invested under normal market circumstances in senior loans, except to the extent that the value (or notional amount) of such investments exceeds 5% of the Acquiring Fund’s Managed Assets. Any such investment amounts that exceed 5% of Managed Assets will be treated as a type of “other debt instruments” which, in the aggregate, are limited to 20% of Managed Assets. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of the multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Sub-Adviser may utilize structured notes for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Acquiring Fund’s portfolio. While structured notes may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured notes may be less liquid than other debt securities, and the price of structured notes may be more volatile. In some cases, depending on the terms of the embedded index, a structured note may provide that the principal and/or interest payments may be adjusted below zero. Structured notes also may involve significant credit risk and risk of default by the counterparty. Although structured notes are not necessarily illiquid, the Adviser believes that currently most structured notes are illiquid. Like other sophisticated strategies, the Acquiring Fund’s use of structured notes may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Sub-Adviser, principal and/or interest payments received on the structured notes may be substantially less than expected. Also, if the Sub-Adviser uses structured notes to reduce the duration of the Acquiring Fund’s portfolio, this may limit the Acquiring Fund’s return when having a longer duration of the Acquiring Fund’s portfolio, this may limit the Acquiring Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).

U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Acquiring Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Acquiring Fund will invest in obligations issued by these instrumentalities only if the Sub-Adviser determines that the credit risk with respect to such obligations is minimal.

The principal of and/or interest on certain U.S. Government securities which may be purchased by the Acquiring Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected by changes in the exchange rate between foreign currencies and the U.S. dollar.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Warrants and Equity Securities. The Acquiring Fund may acquire equity securities and warrants issued by a borrower or its affiliates as part of a package of investments in the borrower or its affiliates issued in connection with a senior loan of the borrower. The Acquiring Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in senior loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Acquiring Fund’s net asset value. The Acquiring Fund may possess material non-public information about a borrower as a result of its ownership of a senior loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Acquiring Fund might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.

Repurchase Agreements. For cash management purposes, the Acquiring Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Acquiring Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Sub-Adviser, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Sub-Adviser will demand additional collateral from the issuer to increase the collateral to at least that of the repurchase price, including interest.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). Convertible securities have general characteristics similar to both debt securities and common stock. The interest paid on convertible securities may be fixed or floating rate. Floating rate convertible securities may specify an interest rate or rates that are conditioned upon changes to the market price of the underlying common stock. Convertible securities also may be issued in zero coupon form with an original issue discount. See “—Zero Coupon and Payment-In-Kind Securities.” Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, will also react to variations in the general market for common stock. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and can provide for a stable stream of income with generally higher yields than common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation, and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received). There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. The convertible securities in which the Acquiring Fund may invest may be below investment grade quality.

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from any increases in the market price of the underlying common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity (or redemption) is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities may be called for conversion by the issuer after a particular date and under certain circumstances (including at a specified price) established upon its issuance. For these reasons, the risks associated with the investing in mandatory convertible securities most closely resemble the risks inherent in common stock. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss. If a mandatory convertible security is called for conversion, the Acquiring Fund will be required to either convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Acquiring Fund’s ability to achieve its investment objective. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security’s conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock.

Mortgage-Related and Other Asset-Backed Securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Acquiring Fund invests will typically pay variable rates of interest, although the Acquiring Fund may invest in fixed-rate obligations as well.

The Acquiring Fund may invest in certain asset-backed securities as discussed below. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

A collateralized loan obligation (“CLO”) is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically senior loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

The Acquiring Fund also may invest in collateralized debt obligations (“CDOs”). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs and are subject to the same inherent risks.

Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Acquiring Fund may exhibit additional volatility. This is known as extension risk. The Sub-Adviser expects that the Acquiring Fund will focus its mortgage-related investments principally in adjustable rate mortgage-related and other asset- backed securities, which should minimize the Acquiring Fund’s overall sensitivity to interest rate volatility and extension risk. However, because interest rates on most adjustable rate mortgage-related and other asset-backed securities typically only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuation in the market value of these securities, including declines in market value as interest rates rise. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. This can reduce the Acquiring Fund’s returns because the Acquiring Fund may have to reinvest that money at lower prevailing interest rates. Below investment grade securities frequently have call features that allow an issuer to redeem a security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. senior loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Acquiring Fund, prepayment risk may be increased. The Acquiring Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Sovereign Debt Securities. The Acquiring Fund may invest in debt securities and other instruments that are issued by, or that are related to, government, government-related and supranational issuers, including those located, or conducting their business, in emerging markets countries.

The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in the U.S. by which defaulted interest may be collected.

Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability or sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject. The Acquiring Fund may invest in debt securities issued by issuers located, or conducting their business in, emerging market countries, and investments in such debt securities are particularly speculative. Heightened risks of investing in emerging markets sovereign debt include:

•	Risk of default by a governmental issuer or guarantor. In the event of a default, the Acquiring Fund may have limited legal recourse against the issuer and/or guarantor.

•

Risk of restructuring certain debt obligations. This may include reducing and rescheduling interest and principal payments or requiring lenders to extend additional credit, which may adversely affect the value of these investments.

In addition, risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Acquiring Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging markets countries.

Below Investment Grade Securities. Investments in below investment grade securities, commonly referred to as junk bonds or high yield debt, generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities.

Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Acquiring Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. The Sub-Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Acquiring Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Acquiring Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Acquiring Fund’s net asset value.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Acquiring Fund may have greater difficulty selling its portfolio securities. The Acquiring Fund will be more dependent on the Sub-Adviser’s research and analysis when investing in below investment grade securities. The Sub-Adviser seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating lower-grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Sub-Adviser does not rely solely on credit ratings when selecting securities for the Acquiring Fund, and develops its own independent analysis of issuer credit quality.

The Acquiring Fund’s credit quality policies apply only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security in the event that a rating agency or the Sub-Adviser downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Sub-Adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.

Debtor-In-Possession Financings. The Acquiring Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from chapter 11 and be forced to liquidate its assets under chapter 7 of the Bankruptcy Code. In such event, the Acquiring Fund’s only recourse will be against the property securing the DIP financing.

Securities Issued by Non-U.S. Issuers

General. The Acquiring Fund may invest in securities of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Acquiring Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. An “emerging market” country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle income economy according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe. Securities of non-U.S. issuers include ADRs, Global Depositary Receipts (GDRs) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stock into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar-denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Acquiring Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Acquiring Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Sub-Adviser may not be able to sell the Acquiring Fund’s portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Acquiring Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets; (vi) withholding and other non-U.S. taxes may decrease the Acquiring Fund’s return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S. due to blockage of foreign currency exchanges or otherwise; and (viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Acquiring Fund invests a significant amount of its investments in issuers located in one region and to the extent that the Acquiring Fund invests in securities of issuers in emerging markets.

Although the Acquiring Fund may hedge its exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Acquiring Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

Debt Obligations of Non-US Governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Acquiring Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar Instruments and Yankee Bonds. The Acquiring Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Zero Coupon and Payment-In-Kind Securities

The Acquiring Fund’s investments in debt securities may be in the form of a zero coupon bond or payment-in-kind securities. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Acquiring Fund must generally distribute for each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds and PIKs. Because the Acquiring Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Acquiring Fund may have to distribute cash obtained from selling portfolio holdings of the Acquiring Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Acquiring Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Acquiring Fund to dispose of them or determine their current value.

When-Issued and Delayed-Delivery Transactions

The Acquiring Fund may purchase and sell interests in senior loans and other portfolio securities on a “when issued” or “delayed delivery” basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when issued or delayed delivery basis, the Acquiring Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. The Acquiring Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Acquiring Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

No Inverse Floating Rate Securities

The Acquiring Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

Derivatives

The Acquiring Fund may invest in derivative instruments including total return swaps; interest rate swaps; credit default swaps; interest rate caps; interest rate floors; interest rate collars; swaptions; credit-linked notes; securities indices; other indices or other financial instruments; stock and bond index futures; futures contracts on securities; options on securities; options on futures contracts; options on stock and bond indexes; interest rate futures; exchange-traded and over-the-counter options on securities or indices; index linked securities; currency exchange transactions; financial futures; options on financial futures; index futures; index options; index options on futures contracts; interest rate options; interest rate option on futures contracts; short sales; structured notes; options on U.S. Treasury security or U.S. Government Agency securities; U.S. Treasury security or U.S. Government Agency security futures contracts; and options on U.S. Treasury security or U.S. Government Agency security futures contracts.

The Acquiring Fund may invest in certain derivative instruments as a hedging technique to protect against potential adverse changes in the market value of portfolio securities. The Acquiring Fund also may use derivatives to attempt to protect the net asset value of the Acquiring Fund, to facilitate the sale of certain portfolio securities, to manage the Acquiring Fund’s effective interest rate exposure, or as a means of gaining investment exposure.

Total Return Swaps. Such instruments may include total return swaps whose prices, in The Sub-Adviser’s opinion, correlate with the prices of the senior loan instruments, in which the Acquiring Fund may primarily invest. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include indices, securities or baskets of securities during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

The Acquiring Fund may utilize total return swaps as a component of “synthetic” investments. A “synthetic” investment is comprised of two components that, when combined, replicate or emulate the economic exposure of a third investment. The Acquiring Fund may use the combination of a total return swap and cash equivalents to replicate or emulate exposure to senior loans. The cash equivalent market value effectively represents the “principal” portion of such “synthetic” senior loan exposure, and the total return swap market value (not notional value) represents the “interest” and/or “return” portion of such senior loan exposure. When combined, these two components provide the investment profile of a direct investment in senior loans.

For purposes of the investment policy requiring the Acquiring Fund to invest at least 80% of its Assets in senior loans, the Acquiring Fund will treat only the positive valuation of the total return swap portion of a synthetic investment as counting towards the 80% policy, and will value such swap using mark-to-market principles in accordance with generally accepted accounting principles. In the event that applicable rules or SEC guidance change, the Acquiring Fund may, to the extent permitted, incorporate such change in the calculation of a synthetic investment as a “senior loan” for purposes of the Acquiring Fund’s 80% policy.

The Acquiring Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps (as defined below). An iBoxx Loan Total Return Swap is a specific type of total return swap on an index that is designed to provide exposure to the senior loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index.

Markit, which is not affiliated with Nuveen Investments or the Acquiring Fund, created this rules-based index to seek to track the broader senior loan market with a smaller subset of the more liquid index constituents (i.e., constituents with greater transparent price discovery, smaller bid-offer spreads, and larger tradeable sizes at particular price quotes). The Acquiring Fund believes that iBoxx Loan Total Return Swaps provide an efficient and cost-effective basis for obtaining exposure to the senior loan market. These total return swaps use standardized trading and short form, electronic conformations, which offer increased efficiency and lower costs than traditional total return swaps, which use variable or customized trading documentation and paper confirmations. The Acquiring Fund anticipates using iBoxx Loan Total Return Swaps as a component of “synthetic investments” that, when combined with cash equivalents, replicate or emulate exposure to senior loans, as described above. iBoxx Loan Total Return Swaps share risks that are similar to other derivative instruments in which the Acquiring Fund may invest. See “Risk Factors—Derivatives Risk, Including the Risks of Swaps.”

Interest Rate Swaps. Interest rate swaps involve the exchange by the Acquiring Fund with a counterparty of their respective commitments to pay or receive interest of different rates and tenors, such as an exchange of fixed-rate payments for floating rate payments. The Acquiring Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments.

Other derivative instruments that may be used, or other transactions that may be entered into, by the Acquiring Fund may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; total return swaps; and currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value.

There is no assurance that these derivative strategies will be available at any time, that the Adviser and the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Derivatives and Hedging Strategies

The Acquiring Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index. Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward- starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Acquiring Fund may be greater than gains in the value of the securities in the Acquiring Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Acquiring Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders, including shareholders of Taxable Fund Preferred Shares (“TFP Shares”). These hedging strategies may generate taxable income.

Short Sales. The Acquiring Fund may make short sales of securities if, at all times when a short position is open, the Acquiring Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short. This technique is called selling short “against the box.”

In a short sale, the Acquiring Fund will not deliver from its portfolio the securities sold and will not receive immediately the proceeds from the sale. Instead, the Acquiring Fund will borrow the securities sold short from a broker-dealer through which the short sale is executed and the broker-dealer will deliver such securities, on behalf of the Acquiring Fund, to the purchaser of such securities. Such broker-dealer will be entitled to retain the proceeds from the short sale until the Acquiring Fund delivers to such broker-dealer the securities sold short. In addition, the Acquiring Fund will be required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Acquiring Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Acquiring Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Acquiring Fund will receive the proceeds of the sale. Because the Acquiring Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Acquiring Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than delivering portfolio securities.

Short sales may protect the Acquiring Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gain in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Acquiring Fund owns, either directly or indirectly, and, in the case where the Acquiring Fund owns convertible securities, changes in the conversion premium. The Acquiring Fund will incur transaction costs in connection with short sales.

In addition to enabling the Acquiring Fund to hedge against market risk, short sales may afford the Acquiring Fund an opportunity to earn additional current income to the extent the Acquiring Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Acquiring Fund’s short positions remain open.

The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, the Acquiring Fund will recognize gain, but not loss, with respect to securities if it enters into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if it enters into such transactions and then acquires the same or substantially identical property.

Options on Securities. In order to hedge against adverse market shifts, the Acquiring Fund may purchase put and call options on stock, bonds or other securities. In addition, the Acquiring Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price at any time during the option period.

As a holder of a put option, the Acquiring Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Acquiring Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option’s expiration date. The Acquiring Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Acquiring Fund would sell an option of the same series as the one it has purchased. The ability of the Acquiring Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Acquiring Fund so desires. The Acquiring Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Acquiring Fund.

In purchasing a put option, the Acquiring Fund seeks to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Acquiring Fund seeks to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Acquiring Fund are small in relation to the market value of the instruments underlying the options, buying options can result in additional amounts of leverage to the Acquiring Fund. The leverage caused by trading in options could cause the Acquiring Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Acquiring Fund did not invest in options.

The Acquiring Fund will receive a premium when it writes put and call options, which increases the Acquiring Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Acquiring Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Acquiring Fund’s obligation as the writer of the option continues. Upon the exercise of a put option written by the Acquiring Fund, the Acquiring Fund may suffer an economic loss equal to the difference between the price at which the Acquiring Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Acquiring Fund, the Acquiring Fund may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over the Acquiring Fund’s acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Acquiring Fund and the Acquiring Fund’s acquisition cost of the security. Thus, in some periods the Acquiring Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

Options on Stock and Bond Indexes. The Acquiring Fund may purchase put and call options on stock and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Acquiring Fund may write covered put and call options on stock and bond indexes. A stock or bond index measures the movement of a certain group of stocks or bonds by assigning relative values to the stocks or bonds included in the index. Options on a stock or bond index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Acquiring Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Acquiring Fund’s investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Acquiring Fund of options on stock or bond indexes will be subject to the ability of the Sub-Adviser to predict correctly changes in the relationship of the underlying index to the Acquiring Fund’s portfolio holdings. No assurance can be given that the Sub-Adviser’s judgment in this respect will be correct.

Stock and Bond Index Futures Contracts. The Acquiring Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. For example, if the Sub-Adviser expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the Acquiring Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Acquiring Fund’s position in such futures contract. If, on the other hand, the Sub-Adviser expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to buy. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Acquiring Fund’s futures contract resulting from the increase in the index. The Acquiring Fund may purchase futures contracts on a stock or bond index to enable the Sub-Adviser to gain immediate exposure to the underlying securities market pending the investment in individual securities of the Acquiring Fund’s portfolio.

Under regulations of the Commodity Futures Trading Commission (“CFTC”), the Acquiring Fund and the Adviser have claimed an exclusion from registration as a commodity pool and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, neither the Acquiring Fund nor the Adviser, or their officers and directors, are subject to the registration requirements of the CEA. The Acquiring Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Acquiring Fund’s policies. In addition, certain provisions of the Code may limit the extent to which the Acquiring Fund may enter into futures contracts or engage in options transactions.

The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). With respect to options purchased by the Acquiring Fund, there are no daily cash payments made by the Acquiring Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Acquiring Fund

Other Futures Contracts and Options on Futures Contracts. The Acquiring Fund’s use of derivative instruments also may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts; (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts; (iii) interest rate futures contracts; (iv) index call option on futures contracts; (v) index put option on futures contracts; (vi) interest rate call option on futures contracts; and (vii) interest rate put option on futures contracts. All such instruments must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a

U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. An interest rate future is a contract where the buyer and seller agree to the future delivery of any interest-bearing asset with the price locked in for a future date. A call option on futures is a contract where the buyer has the right to enter into a specified futures contract at a certain price in the future. A put option on futures is a contract where the buyer has the right to sell a specified futures contract at a certain price in the future. An index call option on futures is a contract where the buyer has the right to assume a particular futures position at a certain price in the future. An index put option on futures is a contract where the buyer has the right to assume a particular futures position at a certain price in the future. An interest rate call option on futures is a contract where the buyer has the right to assume a particular futures position at a certain price in the future. An interest rate put option on futures is contract where the buyer has the right to assume a particular futures position at a certain price in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Acquiring Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Acquiring Fund than if it had not engaged in any such transactions. If, for example, the Acquiring Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Acquiring Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Acquiring Fund, which may prevent the Acquiring Fund from achieving the intended hedge or expose the Acquiring Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Acquiring Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser’s ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well- conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that the Sub-Adviser’s judgment in this respect will be correct.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

The Acquiring Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to buy or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Acquiring Fund.

Structured Notes. The Acquiring Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations or economically equivalent instruments where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or loans, an index of securities or loans or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The Acquiring Fund may purchase and sell various other kinds of financial futures contracts and options thereon. Futures contracts may be based on various debt securities and securities indices. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Acquiring Fund’s initial investment in these contracts. The Acquiring Fund will only purchase or sell futures contracts or related options in compliance with the rules of the CFTC. These transactions involve transaction costs. There can be no assurance that the Acquiring Fund’s use of futures will be advantageous to the Acquiring Fund. Guidelines established by one or more NRSROs that rate any preferred shares issued by the Acquiring Fund may limit use of these transactions.

Credit-Linked Notes. The Acquiring Fund may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk. See “Risk Factors—Counterparty Risk.”

Swaps. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or “swapped” between the parties, which returns are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Swaptions. A swaption is an over-the-counter traded option that gives the seller the right, but not the obligation, to enter into an interest rate swap at a set rate on an agreed upon future date. Although the typical swaption is an option on an interest rate swap, a swaption could be an option on any type of swap. In return for this flexibility, the purchaser of the swaption pays a premium determined by taking into account the duration of the option period, the term and strike rate of the swap and the volatility of interest rates. If interest rates fall, the purchaser of the swaption will let the swaption expire and transact an interest rate swap at the prevailing market rate. There are three styles of swaptions: American, in which the holder is allowed to enter the swap on any day that fall within a range of two dates; Bermudian, in which the holder is allowed to enter the swap on a sequence of dates; and European, in which the holder is allowed to enter the swap on one specified date.

Credit Default Swaps. The Acquiring Fund may enter into credit default swap contracts for risk management purposes, including diversification. When the Acquiring Fund is the buyer of a credit default swap contract, the Acquiring Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the Acquiring Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Acquiring Fund would have spent the stream of payments and received no benefit from the contract. When the Acquiring Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Acquiring Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. The tax treatment of certain credit default swaps is uncertain.

Interest Rate Swaps. The Acquiring Fund will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Acquiring Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction.

These instruments are traded in the over-the-counter market. The Acquiring Fund may use interest rate swaps for risk management purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Acquiring Fund’s holdings. Interest rate swaps involve the exchange by the Acquiring Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Acquiring Fund would be unfavorably affected.

Total Return Swaps. As stated above, the Acquiring Fund will enter into total return swaps only on a net basis. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

Currency Exchange Transactions. The Acquiring Fund may enter into currency exchange transactions to hedge the Acquiring Fund’s exposure to foreign currency exchange rate risk in the event the Acquiring Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers. The Acquiring Fund’s currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange- traded, and are usually for less than one year, but may be renewed. At the maturity of a forward contract to deliver a particular currency, the Acquiring Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Acquiring Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Acquiring Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Acquiring Fund is obligated to deliver.

If the Acquiring Fund retains the portfolio security and engages in an offsetting transaction, the Acquiring Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Acquiring Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Acquiring Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Acquiring Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Acquiring Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Other Hedging Transactions. The Acquiring Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Acquiring Fund’s portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on the Use of Futures, Options on Futures and Swaps. The Adviser has claimed, with respect to the Acquiring Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Acquiring Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Acquiring Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Acquiring Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Acquiring Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Acquiring Fund. The Acquiring Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Acquiring Fund’s policies. However, the requirements for qualification as a regulated investment company under Subchapter M of the Code may limit the extent to which the Acquiring Fund may employ futures, options on futures or swaps.

Illiquid Securities

The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Acquiring Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its designee.

Short-Term/Long-Term Debt Securities; Temporary Defensive Positions

During temporary defensive periods (e.g., during periods of adverse market, economic or political conditions), the Acquiring Fund may invest up to 100% of its Managed Assets in cash equivalents and investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Acquiring Fund may not pursue or achieve its investment objective. These investments are defined to include, without limitation, the following:

(1)

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)

Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation (“FDIC”) regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Acquiring Fund may not be fully insured.

(3)

Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)

Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Other Investment Companies

The Acquiring Fund may invest in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Acquiring Fund may invest directly. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Acquiring Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Acquiring Fund receives the proceeds of a large purchase of common shares, preferred shares and/or borrowings, or during periods when there is a shortage of attractive securities of the types in which the Acquiring Fund may invest in directly available in the market. The Acquiring Fund may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As an investor in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Acquiring Fund’s advisory and administrative fees with respect to assets so invested. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Acquiring Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Acquiring Fund will consider the investments of underlying investment companies when determining compliance with Rule 35d-1 under the 1940 Act. Moreover, the Acquiring Fund will consider the investments of underlying investment companies when determining compliance with its own concentration policy, to the extent the Acquiring Fund has sufficient information about such investments.

Lending of Portfolio Securities

To increase its income, the Acquiring Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Acquiring Fund. The Acquiring Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned through payments from the borrower. The Acquiring Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Acquiring Fund may pay reasonable fees to persons unaffiliated with the Acquiring Fund for services in arranging these loans. The Acquiring Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Sub-Adviser to be creditworthy and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Acquiring Fund lends its portfolio holdings will be monitored on an ongoing basis by the Sub-Adviser. Although no specific policy limits the percentage of the Acquiring Fund’s assets which the Acquiring Fund may lend, under current SEC guidance the Acquiring Fund may not have on loan at any given time securities representing more than one-third of its total asset value.

The Acquiring Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Sub-Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Acquiring Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Acquiring Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Portfolio Trading and Turnover Rate

Portfolio trading may be undertaken to accomplish the investment objective of the Acquiring Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security also may be sold when the Sub-Adviser anticipates a change in the price of such security, the Sub-Adviser believes the price of a security has reached or is near a realistic maximum, or there are other securities that the Sub-Adviser believes are more attractive given the Acquiring Fund’s investment objective. The Acquiring Fund also may engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, but the Acquiring Fund will not engage in trading solely to recognize a gain.

Subject to the foregoing, the Acquiring Fund will attempt to achieve its investment objective by prudent selection of securities with a view to holding them for investment. While there can be no assurance thereof, the Acquiring Fund anticipates that its annual portfolio turnover rate will generally not exceed 50%. However, the rate of turnover will not be a limiting factor when the Acquiring Fund deems it desirable to sell or purchase securities. Therefore, depending on market conditions, the annual portfolio turnover rate of the Acquiring Fund may exceed 50% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes, and may result in greater amounts of net capital gain distributions. For the fiscal year ended July 31, 2022, the Acquiring Fund’s portfolio turnover rate was 37%.

Interest Rate Transactions

The Acquiring Fund expects that the Acquiring Fund’s portfolio investments in senior loans and other adjustable rate debt instruments in which the Acquiring Fund may invest will serve as a hedge against the risk that common share net income and/or returns may decrease due to rising market dividend or interest rates on any preferred shares or borrowings. If market conditions are deemed favorable, the Acquiring Fund also may enter into interest rate swap or cap transactions to attempt to protect itself from such interest rate risk on the remaining amount of any outstanding preferred shares and/or borrowings. Interest rate swaps involve the Acquiring Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Acquiring Fund a payment at a variable rate that is expected to approximate the rate on the Acquiring Fund’s variable rate payment obligation on borrowings or any variable rate preferred shares, such as the TFP Shares. The payment obligations would be based on the notional amount of the swap. The Acquiring Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Acquiring Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

Because senior loans and other adjustable rate debt instruments in which the Acquiring Fund may invest and the Acquiring Fund’s preferred shares and borrowings generally pay interest or dividends based on short-term market interest rates, the Acquiring Fund’s investments in senior loans and other adjustable rate debt instruments may potentially offset the leverage risks borne by the Acquiring Fund relating to the fluctuations on common share income due to variations in the preferred share dividend rate and/or the interest rate on borrowings. The Acquiring Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Acquiring Fund’s use of interest rate swaps or caps could enhance or harm the overall performance on the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Acquiring Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Acquiring Fund to the counterparty exceeds the additional amount the Acquiring Fund would have been required to pay had it not entered into the cap agreement. The Acquiring Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the remainder of the outstanding amount of the Acquiring Fund’s leverage, less the amount of senior loans in the Acquiring Fund’s portfolio. The Acquiring Fund has no current intention of selling an interest rate swap or cap. The Acquiring Fund will monitor its interest rate swap and cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Acquiring Fund is contractually obligated to make. If the counterparty defaults, the Acquiring Fund would not be able to use the anticipated net receipts under the swap or cap to offset the interest payments on borrowings or dividend payments on the TFP Shares. Depending on whether the Acquiring Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. Although this will not guarantee that the counterparty does not default, the Acquiring Fund will not enter into an interest rate swap or cap transaction with any counter-party that the Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Adviser will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Acquiring Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Acquiring Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Acquiring Fund’s common shares. The Acquiring Fund may choose or be required to prepay any borrowings or redeem some or all of the TFP Shares. This redemption would likely result in the Acquiring Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Acquiring Fund. An early termination of a cap could result in a termination payment to the Acquiring Fund.

INVESTMENT RESTRICTIONS

The following are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Except as described below, each Fund may not:

	Senior Income(1)	Floating Rate Income Opportunity(1)	Short Duration Credit Opportunities(1)	Acquiring Fund(1)
(1)	Issue senior securities, as defined in the 1940 Act, other than (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) below. (2)	Issue senior securities, as defined in the 1940 Act, other than (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below. (2)	Issue senior securities, as defined in the 1940 Act, except as permitted by the 1940 Act.(2)	Issue senior securities, as defined in the 1940 Act, other than (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below.(2)

(2)	Borrow money, except as permitted by the 1940 Act. (2)(3)	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act. (2)(3)	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act. (2)(3)	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act. (2)(3)

(3)	Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of coagents in originating senior loans.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating Adjustable Rate Loans.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating adjustable rate securities.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating Senior Loans.

	Senior Income(1)	Floating Rate Income Opportunity(1)	Short Duration Credit Opportunities(1)	Acquiring Fund(1)
(4)	Purchase any security if, as a result of such purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purposes of this restriction); provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation. (4)	Invest more than 25% of its total assets in securities of issuers in any one industry provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation. (4)	Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participations.(4)	Invest more than 25% of its total assets in securities of issuers in any one industry provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation.(4)

(5)	Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under loan agreements, except to the extent the interests in senior loans the Fund	Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in Adjustable Rate Loans the Fund may invest in are	Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in securities the Fund may invest in are considered to be	Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in Senior Loans the Fund may invest in are considered to be

	Senior Income(1)	Floating Rate Income Opportunity(1)	Short Duration Credit Opportunities(1)	Acquiring Fund(1)
	may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.	considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

(6)	—	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in Adjustable Rate Loans the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in securities the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in Senior Loans the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments

	Senior Income(1)	Floating Rate Income Opportunity(1)	Short Duration Credit Opportunities(1)	Acquiring Fund(1)
		backed by physical commodities.	backed by physical commodities.	backed by physical commodities.

(7)	Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objective, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.	Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act. (5)	Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act. (3)(5)	Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.(5)

(8)	—	With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term “issuer” includes both the Borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.	With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term “issuer” includes both the Borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.	With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term “issuer” includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

(1)

This table presents the fundamental investment restrictions of each Fund as they appear in the respective Fund’s most recent registration statement, as the same may subsequently have been modified with the approval of the holders of a majority of the Fund’s outstanding voting securities. Accordingly, the use of certain defined terms in the table does not necessarily correspond with defined terms used elsewhere in this SAI.

(2)

Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

(3)

Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets. The Funds have not applied for, and currently do not intend to apply for, any exemptive relief that would allow it to borrow outside of the limits of the 1940 Act.

(4)	For purposes of this restriction, governments and their political subdivisions are not members of any industry.
(5)

Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Funds, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company. The Funds have not applied for, and currently do not intend to apply for, such exemptive relief.

With respect to the Acquiring Fund and Short Duration Credit Opportunities, in addition to and separate from the limitation set forth in subparagraph (4) above, pursuant to SEC guidance, the Fund will not purchase any security if, as a result of such purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in securities of borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water, and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purpose of this restriction) treating both the institution selling the loan participation interest and the ultimate borrower as “issuers” where the participation interest does not shift to the Fund the direct debtor-creditor relationship with the borrower; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

With respect to Floating Rate Income Opportunity, for the purpose of applying the 25% industry limitation set forth in subparagraph (4) above, Floating Rate Income Opportunity will consider the investments of underlying investment companies when determining compliance with its concentration policy, to the extent Floating Rate Income Opportunity has sufficient information about such investments.

With respect to the Acquiring Fund, Floating Rate Income Opportunity and Senior Income, for the purpose of applying the limitation set forth in subparagraph (2) above, under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund’s total assets less liabilities other than the principal amount represented by the commercial paper, notes or borrowings, is at least 300% of such principal amount. The Fund does not currently have or have pending any exemptive relief with the SEC that would allow it to borrow outside of the limits of the 1940 Act.

With respect to the Acquiring Fund, Floating Rate Income Opportunity and Short Duration Credit Opportunities, for the purpose of applying the limitation set forth in subparagraph (8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such nongovernmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of each Fund’s total assets, a Fund may not (1) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (2) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions under the 1940 Act, each Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled “Risk Factors”, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees.

Except as described below, each Fund may not:

	Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund
(1)	Sell any security “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.	Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.	—	Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

	Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund
(2)	Invest in securities of other investment companies, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. The Fund will rely on representations of borrowers in loan agreements in determining whether such borrowers are investment companies.	Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund will rely on representations of borrowers in loan agreements in determining whether such borrowers are investment companies.	Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund will rely on representations of borrowers in loan agreements in determining whether such borrowers are investment companies.	Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund will rely on representations of borrowers in loan agreements in determining whether such borrowers are investment companies.

(3)	Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute such control or participation.	Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.	Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.	Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

	Senior Income	Floating Rate Income Opportunity	Short Duration Credit Opportunities	Acquiring Fund
(4)	Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 10% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of any one issuer. For purposes of this restriction, the term issuer includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.	—	—	—

The Acquiring Fund’s policy under normal circumstances of investing at least 80% of its Assets in secured senior loans and unsecured senior loans, which unsecured senior loans will be, at the time of investment, investment grade quality, is not considered to be fundamental by the Fund and can be changed without a vote of the common shareholders. However, this policy may only be changed by the Fund’s Board on 60 days prior written notice to common shareholders.

Floating Rate Income Opportunity’s policy under normal circumstances of investing at least 80% of its Assets in Adjustable Rate Loans is not considered to be fundamental by the Fund and can be changed without a vote of the shareholders. However, this policy may only be changed by the Fund’s Board of Trustees upon 60 days prior written notice to shareholders.

With respect to Senior Income, for purposes of non-fundamental investment restriction number (4), the Fund will consider all relevant factors in determining whether to treat the lender selling a participation and any persons interpositioned between such lender and the Fund as an issuer, including: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund’s custodian); the credit quality of such lender or interpositioned person; general economic conditions applicable to such lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such lender or interpositioned person incurred by the Fund.

With respect to Senior Income, in addition to and separate from the fundamental policy set forth in non-fundamental restriction number (4) above, pursuant to SEC guidance, the Fund will not purchase any security if, as a result of such purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in securities of borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water, and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purpose of this restriction) treating both the institution selling the loan participation interest and the ultimate borrower as “issuers” where the participation interest does not shift to the Fund the direct debtor-creditor relationship with the borrower; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

Except for the limitations on borrowings in subparagraph (4) with respect to Floating Rate Income Opportunity, the restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Portfolio Turnover

Portfolio trading may be undertaken to accomplish the investment objective of each Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security also may be sold when the Sub-Adviser anticipates a change in the price of such security, the Sub-Adviser believes the price of a security has reached or is near a realistic maximum, or there are other securities that the Sub-Adviser believes are more attractive given the Fund’s investment objective. Each Fund also may engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, but the Funds will not engage in trading solely to recognize a gain.

Subject to the foregoing, the Acquiring Fund will attempt to achieve its investment objective by prudent selection of securities with a view to holding them for investment. While there can be no assurance thereof, the Acquiring Fund and Floating Rate Income Opportunity anticipate that their annual portfolio turnover rates will generally not exceed 50%, while Senior Income and Short Duration Credit Opportunities anticipate that their annual portfolio turnover rates will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. Therefore, depending on market conditions, the annual portfolio turnover rate of the Acquiring Fund and Floating Rate Income Opportunity may exceed 50%, and the portfolio turnover rate of Senior Income and Short Duration Credit Opportunities may exceed 100%, in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by a Fund. High portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes, and may result in greater amounts of net capital gain distributions.

For the fiscal years ended July 31, 2022 and July 31, 2021, the portfolio turnover rates of Senior Income were as follows:

Senior Income
2022	2021
37%	43%

For the fiscal years ended July 31, 2022 and July 31, 2021, the portfolio turnover rates of Floating Rate Income Opportunity were as follows:

Floating Rate Income Opportunity
2022	2021
37%	41%

For the fiscal years ended July 31, 2022 and July 31, 2021, the portfolio turnover rates of Short Duration Credit Opportunities were as follows:

Short Duration Credit Opportunities
2022	2021
39%	45%

For the fiscal years ended July 31, 2022 and July 31, 2021, the portfolio turnover rates of the Acquiring Fund were as follows:

Acquiring Fund
2022	2021
38%	43%

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate may result in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes and may result in greater amounts of net capital gain distributions.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Nuveen Fund Advisors is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2022, Nuveen managed approximately $1.1 trillion in assets, of which approximately $147.7 billion was managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2023. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of Nuveen-branded closed- and open-end registered investment companies organized in the United States, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s Investment Management Agreement for each Fund’s last three fiscal years are as follows:

Senior Income	2022	2021	2020
Gross Advisory Fees	$2,933,281	$2,860,785	$3,004,646
Waiver	$—	$—	$—

Net Advisory Fees	$2,933,281	$2,860,785	$3,004,646

Floating Rate Income Opportunity	2022	2021	2020
Gross Advisory Fees	$5,170,255	$5,036,593	$5,156,162
Waiver	$—	$—	$—

Net Advisory Fees	$5,170,255	$5,036,593	$5,156,162

Short Duration Credit Opportunities	2022	2021	2020
Gross Advisory Fees	$1,951,266	$1,898,227	$2,012,000
Waiver	$—	$—	$—

Net Advisory Fees	$1,951,266	$1,898,227	$2,012,000

Acquiring Fund	2022	2021	2020
Gross Advisory Fees	$7,263,725	$7,085,497	$7,297,618
Waiver	$—	$—	$—

Net Advisory Fees	$7,263,725	$7,085,497	$7,297,618

Sub-Adviser

Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each of the Funds pursuant to a Sub-Advisory Agreement between Nuveen Fund Advisors and Nuveen Asset Management. Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

For the services provided pursuant to Senior Income’s, Floating Rate Income Opportunity’s, Short Duration Credit Opportunities’ and the Acquiring Fund’s Sub-Advisory Agreements, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, calculated as set forth below. The sub-advisory fee is calculated as a percentage of the net management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Funds to Nuveen Fund Advisors.

Average Daily Managed Assets	Percentage of Net Management Fee
Up to $125 million	50.0%
$125 million to $150 million	47.5%
$150 million to $175 million	45.0%
$175 million to $200 million	42.5%
$200 million and over	40.0%

Nuveen Fund Advisors and the Sub-Adviser retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

The total dollar amounts paid to Nuveen Asset Management by Nuveen Fund Advisors during each Fund’s last three fiscal years are as follows:

Senior Income	2022	2021	2020
Sub-Advisory Fees	$1,304,036	$1,275,199	$1,333,075

Floating Rate Income Opportunity	2022	2021	2020
Sub-Advisory Fees	$2,197,904	$2,144,692	$2,192,770

Short Duration Credit Opportunities	2022	2021	2020
Sub-Advisory Fees	$911,230	$890,175	$935,827

Acquiring Fund	2022	2021	2020
Sub-Advisory Fees	$3,034,371	$2,963,302	$3,048,395

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management. Scott Caraher and Kevin Lorenz, CFA, are the portfolio managers of the Target Funds and the Acquiring Fund. Mr. Caraher and Mr. Lorenz will manage the combined fund upon completion of the Merger.

In addition to managing the Funds, the following portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts, as of July 31, 2022:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott Caraher	Registered Investment Companies	[•]	[•]
	Other Pooled Investment Vehicles	[•]	[•]
	Other Accounts	[•]	[•]

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Kevin Lorenz	Registered Investment Companies	[•]	[•]
	Other Pooled Investment Vehicles	[•]	[•]
	Other Accounts	[•]	[•]

*	None of the assets in these accounts is subject to an advisory fee based on performance.

Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Funds and the other accounts shown in the table above.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Beneficial Ownership of Securities. The following table sets forth the dollar range of equity securities beneficially owned by the Funds’ portfolio manager as of [•]:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Senior Income	Dollar Range of Equity Securities Beneficially Owned in Floating Rate Income Opportunity	Dollar Range of Equity Securities Beneficially Owned in Short Duration Credit Opportunities	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund
Scott Caraher	[•]	[•]	[•]	[•]
Kevin Lorenz	[•]	[•]	[•]	[•]

Code of Ethics

The Fund, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen and other related entities have adopted codes of ethics (the “Code of Ethics”) that essentially prohibit certain of their personnel, including each Fund’s portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to the Code of Ethics may purchase shares of the Funds and may generally invest in securities in which the Funds may also invest subject to the restrictions set forth in the Code of Ethics. Text-only versions of the Code of Ethics of the Funds, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Funds invest their assets primarily in debt securities, which generally do not issue proxies. However, the Funds may hold other types of securities that may issue proxies. Each Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund. In the event a Fund is issued a proxy, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Board or its representative. In the case of a conflict of interest, the proxy would be submitted to the Board to determine how the proxy should be voted. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results were provided to the Board and made available to shareholders as required by applicable rules. Nuveen Asset Management’s proxy voting policies and procedures are attached hereto as Appendix A. If applicable, information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31 is available without charge, upon request, by calling (800) 257-8787 or from the Fund’s website at http://www.nuveen.com, and on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board and Nuveen Fund Advisors, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the prices paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Nuveen Asset Management except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Funds, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

The information in the table below reflects the aggregate brokerage commission paid by each Target Fund and the Acquiring Fund for the last three fiscal years:

	2022	2021	2020
Senior Income	$5,333	$3,937	$1,390

	2022	2021	2020
Floating Rate Income Opportunity	$9,274	$6,829	$2,421

	2022	2021	2020
Short Duration Credit Opportunities	$3,949	$2,867	$923

	2022	2021	2020
Acquiring Fund	$11,964	$8,683	$3,062

During its most recently completed fiscal year, no Fund paid commissions in return for research services or held any securities of its regular broker-dealers.

Under the 1940 Act, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen Securities, LLC is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Funds, the amount of securities that may be purchased in any one issue and the assets of the Funds that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by each Fund’s Board, including a majority of the independent trustees.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Acquiring Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. However, there can be no assurance that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. Any service fees incurred in connection with any tender offer made by the Acquiring Fund will be borne by the Acquiring Fund and will not reduce the stated consideration to be paid to tendering shareholders. Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid dividends on preferred shares due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon). In addition, the Acquiring Fund may not be permitted to declare or make payments of dividends and other distributions with respect to preferred shares and common shares or purchase common shares or preferred shares or redeem preferred shares unless, at such time, the Acquiring Fund meets certain asset coverage requirements and no event of default or other circumstance exists with respect to any borrowings that would limit or otherwise block such payments.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934 and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s current policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange (the “NYSE”), or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the fund level in addition to the taxation of shareholders who receive dividends from the Fund), or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Acquiring Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Acquiring Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common shares and preferred shares, voting together as a single class, and of the holders of at least two-thirds of the Acquiring Fund’s preferred shares, voting as a separate class; provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Joint Proxy Statement/Prospectus under “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all preferred shares then outstanding, and the Fund’s common shares would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. Substantially similar consequences would be relevant to a shareholder that acquires, holds and/or disposes of shares of the Target Fund. This discussion addresses only federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, conversion transaction or other integrated transaction, holders who are subject to the federal alternative minimum tax, investors with “applicable financial statements” within the meaning of section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or tax-exempt or tax-advantaged plans, accounts, or entities. In addition, the discussion does not address any state, local or foreign tax consequences. The discussion reflects applicable federal income tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

If a partnership holds shares of the Acquiring Fund, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. The discussion below may not be applicable to an investor who is a partner in a partnership holding Acquiring Fund shares. Such investors should consult their own tax adviser regarding the tax consequences of acquiring, owning and disposing of shares of the Acquiring Fund.

The Acquiring Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Code.

To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, the Acquiring Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the value of the Acquiring Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Acquiring Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (iii) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If the Acquiring Fund failed to qualify as a regulated investment company in any taxable year, the Acquiring Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders), and distributions to shareholders would not be deductible by the Acquiring Fund in computing its taxable income. Additionally, all distributions out of the Acquiring Fund’s current and accumulated earnings and profits (including distributions from net capital gains) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders, and (ii) for the dividends-received deduction under section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders, provided certain holding period and other requirements under the Code are satisfied.

As a regulated investment company, the Acquiring Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Acquiring Fund may retain for investment its net capital gains. However, if the Acquiring Fund retains any net capital gains or any investment company taxable income, it will be subject to federal income tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gains, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gains not otherwise retained by the Acquiring Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

Certain of the Acquiring Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Acquiring Fund, affect the holding period of securities held by the Acquiring Fund and alter the character of the gains or losses realized by the Acquiring Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Acquiring Fund as a regulated investment company.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original-issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to continue to qualify as a regulated investment company and

(with respect to taxable income) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or it may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Acquiring Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Acquiring Fund to realize gain, but not loss, on the position.

Generally, the character of the income or capital gains that the Acquiring Fund receives from another investment company will pass through to the Acquiring Fund’s shareholders as long as the Acquiring Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Acquiring Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Acquiring Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Acquiring Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Acquiring Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Acquiring Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Acquiring Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Acquiring Fund’s income and gains and distributions to shareholders, affect whether the Acquiring Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Acquiring Fund may invest in certain derivatives and other investments in the future.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Acquiring Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Acquiring Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of the Acquiring Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

To the extent the Acquiring Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of the Acquiring Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. The Acquiring Fund does not expect to qualify to make an election to pass such taxes through to shareholders. As a result, the net investment income of the Acquiring Fund will be reduced by the foreign taxes paid by the Acquiring Fund and shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Acquiring Fund.

Under section 163(j) of the Code, the amount of business interest that a taxpayer can deduct for any year is generally limited to the taxpayer’s (i) business interest income (which is the amount of interest includible in the gross income of the taxpayer which is properly allocable to a trade or business, but does not include investment income) plus (ii) 30% of adjusted taxable income (but not less than zero) plus (iii) floor plan financing interest. The IRS has issued regulations clarifying that all interest expense and interest income of a regulated investment company is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact the Acquiring Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.). Shareholders of the Acquiring Fund may also be subject to this limitation. The Acquiring Fund is permitted to pass-through its net business interest income (generally the Fund’s business interest income less applicable expenses and deductions) as a “section 163(j) interest dividend.” The amount passed through to shareholders is considered interest income and can be used to determine such shareholder’s business interest deduction under Code section 163(j), if any, subject to holding period requirements and other limitations. The Acquiring Fund may choose not to report such section 163(j) interest dividends.

Distributions to shareholders of net investment income received by the Acquiring Fund from investments that generate taxable income and of net short-term capital gains realized by the Acquiring Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Acquiring Fund of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Acquiring Fund’s shares will depend upon the amount of such income realized by the Acquiring Fund. Taxable distributions are subject to federal income tax whether reinvested in additional shares of the Acquiring Fund or paid in cash.

Distributions, if any, in excess of the Acquiring Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). “Qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purposes at rates equivalent to long-term capital gains tax rates, which reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as the Acquiring Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Acquiring Fund reports dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., net capital gains and ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Acquiring Fund with respect to the year.

Earnings and profits for the current year are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares, if any, and then to the extent remaining, if any, to pay distributions on the common shares.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its common shares and/or preferred shares, if any, until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a regulated investment company and/or might subject the Acquiring Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Acquiring Fund may, in its sole discretion and to the extent permitted under the 1940 Act and the terms of its borrowings, purchase or redeem its outstanding preferred shares, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Acquiring Fund and its shareholders of failing to meet the distribution requirements. However, there can be no assurance that any such action would achieve these objectives. The Acquiring Fund endeavors to avoid restrictions on its ability to distribute dividends.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Acquiring Fund (and received by the shareholders) on December 31 of the year declared.

The sale, exchange or redemption of shares of the Acquiring Fund normally will result in capital gains or losses to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gains or losses if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gains or losses. Current federal income tax law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received (and undistributed net capital gain designated by the Acquiring Fund that is deemed to be received) by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

Certain noncorporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, dividends, original-issue discount and market discount, as well as net gain from the disposition of certain property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse) or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

The Acquiring Fund may be required to withhold federal income tax at a rate of 24% from all distributions and redemption proceeds payable to shareholders who fail to provide the Acquiring Fund with their correct taxpayer identification number or to make required certifications, or who have been notified (or the Acquiring Fund has been notified) by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under

FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable laws or regulations. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemptions of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The custodian of each Funds’ assets is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. With respect to each Fund’s common shares, the transfer, shareholder services and dividend disbursing agent is Computershare Inc. and Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent, calculation agent and redemption price disbursing agent with respect each Fund’s TFP Shares and will serve in such capacity with respect to any New TFP Shares to be issued by the Acquiring Fund in the Mergers.

SUPPLEMENTAL FINANCIAL INFORMATION AND EXPERTS

The financial statements and financial highlights of each Fund have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm, as set forth in their reports thereon. In reliance upon such reports given on the authority of KPMG as experts in accounting and auditing, the audited financial statements and financial highlights and related independent registered public accounting firm’s report for (i) Senior Income, contained in Senior Income’s Annual Report for the fiscal year ended July 31, 2022 (as filed October 7, 2022) (File No.  811-09571); (ii) Floating Rate Income Opportunity, contained in Floating Rate Income Opportunity’s Annual Report for the fiscal year ended July 31, 2022 (as filed October 7, 2022) (File No.  811-21579); (iii) Short Duration Credit Opportunities, contained in Short Duration Credit Opportunities’ Annual Report for the fiscal year ended July 31, 2022 (as filed October 7, 2022) (File No. 811-22518); and (iv)  the Acquiring Fund, contained in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2022 (as filed October 7, 2022) (File No. 811-21494), are incorporated herein by reference. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

Comparative fee tables showing the various fees and expenses of investing in common shares of the Target Funds, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to each proposed Merger, is included under the heading “Proposal No. 1—A. Synopsis—Comparative Expense Information” in the Joint Proxy Statement/Prospectus.

The Mergers will not result in a material change to each Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of each Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to each Target Fund’s portfolio in advance of the Mergers and/or the Acquiring Fund’s portfolio following the Mergers.

There are no material differences in the accounting policies of the Target Funds as compared to those of the Acquiring Fund.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to herein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

APPENDIX A

Ratings of Investments

S&P Global Ratings —A brief description of the applicable S&P Global Ratings, a subsidiary of S&P Global Inc. previously McGraw Hill Financial, Inc. (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. NR indicates that a rating has not been assigned or is no longer assigned.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on S&P’s analysis of the following considerations:

1.	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-1

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

A S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.

In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

1.        Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

2.        Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

A-3

SP-3	Speculative capacity to pay principal and interest.

D

‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s Investors Service, Inc.— A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATION RATINGS

Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1,2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM OBLIGATION RATINGS

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-4

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

We use the Municipal Investment Grade (MIG) scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, we use the MIG scale for bond anticipation notes with maturities of up to five years. MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch Ratings, Inc.— A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure project finance and public finance. IDRs opine on an entity’s relative vulnerability to default on financial obligations.

The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

LONG-TERM CREDIT RATINGS

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

A-5

AA

Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Near Default. A Default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	the formal announcement by the issuer or their agent of a distressed debt exchange

d.

A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

A-6

D	Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘CCC’.

SHORT-TERM OBLIGATION RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the issuer credit rating scales include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default, except in the following cases:

•	Ratings assigned to individual obligations of issuers in corporate finance, banks, non-bank financial institutions, insurance and covered bonds.

A-7

•

In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

•	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

•

The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default. For the avoidance of doubt, not all defaults will be considered a default for rating purposes. Typically, a default relates to a liability payable to an unaffiliated, outside investor.

•

The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of an issuer and/or of each rated tranche or security.

•	The ratings do not predict a specific percentage of extraordinary support likelihood over any given period.

•	The ratings do not opine on the suitability of any security for investment or any other purposes.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

RATING WATCHES AND RATING OUTLOOKS

Rating Watch

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a rating could stay at its present level or potentially be upgraded, “Negative”, to indicate that a rating could stay at its present level or potentially be downgraded, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.

Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.

Rating Outlook

Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

A-8

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are typically do not apply to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories since the volatility of these ratings is very high and outlooks would be of limited informational value. Defaulted ratings typically do not carry an Outlook.

STANDARD RATING ACTIONS

Assignment (New Rating)*	A rating has been assigned to a previously unrated issuer or issue.

Publication (Publish)*	Initial public announcement of a rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published. In cases where the publication coincides with a rating change, Fitch will only publish the changed rating. The rating history during the time when the rating was private will not be published.

Affirmed*	The rating has been reviewed and no change has been deemed necessary. Ratings affirmations may also include an affirmation of, or change to, an Outlook when an outlook is used.

Upgrade*	The rating has been raised in the scale.

Downgrade*	The rating has been lowered in the scale.

Review-No Action*	The rating has been reviewed by a credit rating committee with no change in rating or Outlook. As of the review date, the credit rating committee determined that nothing had sufficiently changed to warrant a new rating action. Such review will be published on the agency’s website, but a RAC will not be issued.

Matured*/Paid-In-Full

a.   ‘Matured’—This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘NR’. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding. For the convenience of investors, Fitch may also include issues relating to a rated issuer or transaction that are not and have not been rated on its section of the web page relating to the respective issuer or transaction.

b.  ‘Paid-In-Full’—This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF’.

Pre-refunded*	Assigned to long-term US Public Finance issues after Fitch assesses refunding escrow.

Upgrade*	The rating has been raised in the scale.

A-9

Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Withdrawals may occur for one or several of the following reasons:

•  Incorrect or insufficient information.

•  Bankruptcy of the rated entity, debt restructuring or default.

•  Reorganization of rated entity (e.g. merger or acquisition of rated entity or rated entity no longer exists).

•  The debt instrument was taken private.

•  Withdrawal of a guarantor rating.

•  An Expected Rating that is no longer expected to convert to a Final Rating.

•  Criteria or policy change.

•  Bonds were pre-refunded, repaid early (off schedule), or canceled. This includes cases where the issuer has no debt outstanding and is no longer issuing debt.

•  Ratings are no longer considered relevant to the agency’s coverage.

•  Commercial reasons.

•  Other reasons.

When a public rating is withdrawn, Fitch will issue a RAC that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal. Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. Where significant elements of uncertainty remain (for example, a rating for an entity subject to a takeover bid) or where information is otherwise insufficient to support a revised opinion, the agency attempts when possible to indicate in the withdrawal disclosure the likely direction and scale of any rating movement had coverage been maintained.Ratings that have been withdrawn will be indicated by the symbol ‘WD’.

Under Critical Observation

The rating has been placed “Under Criteria Observation” upon the publication of new or revised criteria that is applicable to the rating, where the new or revised criteria has yet to be applied to the rating and where the criteria could result in a rating change when applied but the impact is not yet known.

The status of UCO will be resolved after the application of the new or revised criteria, which must be completed within six months from the publication date of the new or revised criteria.

The status of UCO will be resolved after the application of the new or revised criteria, which must be completed within six months from the publication date of the new or revised criteria.

UCO is only applicable to private and public international credit ratings. It is not applicable to National Ratings, Non-Credit Scale Ratings, Credit Opinions or Rating Assessment Services. It is not applicable to ratings status Paid in Full, Matured, Withdrawn or Not Rated.

A-10

Criteria Observation Removed	UCO can be addressed and removed by a subsequent rating action such as affirmation, upgrade or downgrade; with these actions, the annual review requirement is also met. Where a rating action has not been taken, a Criteria Observation Removed action may be taken if it has been determined that the rating would not change due to the application of the new criteria. The Criteria Observation Removed action does not satisfy Fitch’s minimum annual credit review requirement.

Recovery Rating Revision	Change to an issue’s Recovery Rating.

Rating Modifier Actions	Modifiers include Rating Outlooks, and Rating Watches.

Rating Watch Maintained*	The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On*	The issue or issuer has been placed on active Rating Watch status.

Rating Watch Revision*	Rating Watch status has changed.

Support Floor Rating Revision	Applicable only to Support ratings related to Financial Institutions, which are amended only with this action.

Under Review*	Applicable to ratings that may undergo a change in scale not related to changes in fundamental credit quality. Final action will be “Revision Rating”

Outlook Revision *	Outlook revisions (e.g. to Rating Outlook Stable from Rating Outlook Positive) are used to indicate changes in the ratings trend. In structured finance transactions, the Outlook may be revised independently of a full review of the underlying rating. An Outlook revision may also be used when a series of potential event risks has been identified, none of which individually warrants a Rating Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years. A revision to the Outlook may also be appropriate where a specific event has been identified that could lead to a change in ratings, but where the conditions and implications of that event are largely unclear and subject to high execution risk over a one- to two-year period.

*

A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions of Reviews that meet this requirement are noted with an “ * ” in the above definitions.

A-11

APPENDIX B

NUVEEN PROXY VOTING POLICY

Policy Purpose and Statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company’s governance and operations and thus create the potential for value and positive long-term investment performance. When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), (each an “Adviser” and collectively, the “Advisers”), vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as the Responsible Investing Team (RI Team) to administer the Advisers’ proxy voting. The RI Team adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.

Policy Statement

Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and influencing the Portfolio Company’s behavior. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and applicable laws and regulations, (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).

Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and Definitions

Advisory Personnel includes the Adviser’s portfolio managers and/or research analysts.

Proxy Voting Guidelines (the ‘‘Guidelines’’) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

Portfolio Company includes any publicly traded company held in an account that is managed by an Adviser.

Policy Requirements

Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and

B-1

address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies.

The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the RI Team and Nuveen Compliance are subject to the respective requirements outlined below under Roles and Responsibilities.

Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.

Roles and Responsibilities

Nuveen Proxy Voting Committee

The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the RI Team, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.

Advisers

1.        Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the RI Team if such Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.

2.        When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.

3.        Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

Responsible Investing Team

1.        Performs day-to-day administration of the Advisers’ proxy voting processes.

2.        Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the RI Team, on behalf of the Advisers, takes into account several factors, including, but not limited to:

•	Input from Advisory Personnel

•	Third-party research

•	Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.

3.        Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.

4.        Assists with the disclosure of proxy votes as applicable on corporate website and elsewhere as required by applicable regulations.

B-2

5.        Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.

6.        Performs an annual vote reconciliation for review by the Committee.

7.        Arranges the annual service provider due diligence, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.

8.        Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.

9.        Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

10.        Creates and retains certain records in accordance with Nuveen’s Record Management program.

11.        Oversees the proxy voting service provider in making and retaining certain records as required under applicable regulation.

12.        Assesses, in cooperation with Advisory Personnel, whether securities on loan should be recalled in order to vote their proxies.

Nuveen Compliance

1.        Ensures proper disclosure of Advisers’ Policy to clients as required by regulation or otherwise.

2.        Ensures proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.

3.        Assists the RI Team with arranging the annual service provider due diligence and presenting the results to the Committee.

4.        Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.

Governance

Review and Approval

This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Leader, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the RI Team for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

October 1, 2022

B-3

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of Registrant’s Declaration of Trust, as amended, provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a)        against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b)        with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c)        in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i)        by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii)        by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a)        such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b)        a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by joint errors and omissions insurance policies against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, subject to such policies’ coverage limits, exclusions and retention.

Insofar as the indemnification for liabilities arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a)	Declaration of Trust dated January 15, 2004.(1)

(1)(b)	Certificate of Amendment to Declaration of Trust of Registrant, dated February 23, 2004. (2)

(2)(a)	Amended and Restated By-Laws of Registrant, dated October 5, 2020. (3)

(2)(b)	Amendment to the Amended and Restated By-Laws of Registrant, dated February 24, 2022. (12)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Merger is filed herewith as Appendix A to the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(5)	Not applicable.

(6)(a)	Investment Management Agreement, dated October 1, 2014. (11)

(6)(b)	Renewal of Investment Management Agreement, dated July 27, 2016. (4)

(6)(c)	Renewal of Investment Management Agreement, dated July 24, 2017. (5)

(6)(d)	Renewal of Investment Management Agreement, dated July 24, 2018. (6)

(6)(e)	Continuance of Investment Management Agreement, dated July 30, 2019. (7)

(6)(f)	Continuance of Investment Management Agreement, dated July 30, 2020. (8)

(6)(g)	Continuance of Investment Management Agreement, dated July 30, 2021. (9)

(6)(h)	Continuance of Investment Management Agreement, dated July 29, 2022. (10)

(6)(i)	Investment Sub-Advisory Agreement, dated December 31, 2020 is filed herewith.

(6)(j)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 30, 2021. (9)

(6)(k)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 29, 2022. (10)

(7)(a)	Distribution Agreement between the Registrant and Nuveen Investments, LLC (now, Nuveen Securities, LLC) dated August 27, 2010. (17)

(7)(b)	Equity Distribution Agreement between the Registrant, Nuveen Investments, LLC (now, Nuveen Securities, LLC), Nuveen Asset Management (now, Nuveen Fund Advisors, LLC) and Stifel Nicolaus & Company Incorporated dated August 27, 2010. (17)

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated July 15, 2015. (14)

(9)(b)	Amendment and revised Appendix A to Amended and Restated Master Custodian Agreement, dated July 31, 2020. (15)

(9)(c)	Amendment and revised Appendix A to Amended and Restated Master Custodian Agreement, dated October 7, 2021. (13)

(10)	Not applicable.

(11)	Opinion and Consent of Counsel.*

(12)	Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus.*

(13)(a)	Transfer Agency and Service Agreement, dated June 15, 2017 between Registrant and Computershare Inc. and Computershare Trust Company, N.A. (5)

(13)(b)	Amended and Restated Schedule A to the Transfer Agency Agreement dated July 20, 2020 to the Transfer Agency and Service Agreement dated June 15, 2017 between the Registrant and ComputerShare Inc. and ComputerShare Trust Company, N.A. (16)

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney are filed herewith.

(17)	Form of Proxy is filed herein and appears following the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(18)	Calculation of Filing Fee Tables is filed herewith.

* To be filed by amendment.

(1) Filed on January 23, 2004 as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-112179) and incorporated by reference herein.

(2) Filed on February 24, 2004 as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-112179) and incorporated by reference herein.

(3) Filed on October 6, 2020 as an exhibit to the Registrant’s Form 8-K (File No. 811-21494) and incorporated by reference herein.

(4) Filed on December 13, 2016 as an exhibit to Nuveen Preferred & Income Opportunities Fund’s Registration Statement on Form N-14 (File No. 333-215072) and incorporated by reference herein.

(5) Filed on November 16, 2017 as an exhibit to Post-Effective Amendment No. 1 to Nuveen California AMT-Free Quality Municipal Income Fund’s Registration Statement on Form N-2 (File No. 333-184971) and incorporated by reference herein.

(6) Filed on October 1, 2018 as an exhibit to Nuveen Dow 30SM Dynamic Overwrite Fund’s Registration Statement on Form N-2 (File No. 333-226218) and incorporated by reference herein.

(7) Filed on March 11, 2020 as an exhibit to Pre-Effective Amendment No. 1 to Nuveen California AMT-Free Quality Municipal Income Fund’s Registration Statement on Form N-2 (File No. 333-225399) and incorporated by reference herein.

(8) Filed on August 24, 2020 as an exhibit to Nuveen California Municipal Value Fund’s Registration Statement on Form N-14 (File No. 333-248308) and incorporated by reference herein.

(9) Filed on August 26, 2021 as an exhibit to Nuveen Dynamic Municipal Opportunities Fund’s Registration Statement on Form N-2 (File No. 333-259086) and incorporated by reference herein.

(10) Filed on November 10, 2022 as an exhibit to Nuveen Municipal Credit Income Fund’s Registration Statement on Form N-14 (File No. 333-268294) and incorporated by reference herein.

(11) Filed on November 30, 2017 as an exhibit to Registrant’s Registration Statement on Form N-2 (File No. 333-187031) and incorporated by reference herein.

(12) Filed on February 25, 2022 as an exhibit to the Registrant’s Form 8-K (File No. 811-21494) and incorporated by reference herein.

(13) Filed on July 29, 2022 as an exhibit to Post-Effective Amendment No. 2 to Nuveen Enhanced High Yield Municipal Bond Fund’s Registration Statement on Form N-2 (File No. 333-231722) and incorporated by reference herein.

(14) Filed on October 2, 2015 as an exhibit to Pre-Effective Amendment No. 1 to Nuveen Municipal Credit Income Fund’s Registration Statement on Form N-14 (File No. 333-206628) and incorporated by reference herein.

(15) Filed on September 1, 2020 as an exhibit to Post-Effective Amendment No. 1 to Nuveen AMT-Free Municipal Value Fund’s Registration Statement on Form N-2 (File No. 333-223524) and incorporated by reference herein.

(16) Filed on July 27, 2020 as an exhibit to Pre-Effective Amendment No. 3 to Nuveen Dynamic Municipal Opportunities Fund’s Registration Statement on Form N-2 (File No. 333-234592) and incorporated by reference herein.

(17) Filed on September 28, 2010 an exhibit to Registrant’s Registration Statement on Form N-2 (File No. 333-167243) and incorporated by reference herein.

Item 17. Undertakings

(1)         The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)         The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)         The undersigned Registrant agrees that executed opinion of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago and the State of Illinois, on the 31st day of January, 2023.

NUVEEN FLOATING RATE INCOME FUND

By:	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

As required by the Securities Act of 1933, this Registrant’s registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date
/s/ David J. Lamb	Chief Administrative Officer (principal executive officer)

David J. Lamb

/s/ E. Scott Wickerham	Vice President and Controller (principal financial and accounting officer)
E. Scott Wickerham

	Chairman of the Board and Trustee	By: /s/ Mark L. Winget
Terence J. Toth*		Mark L. Winget
Attorney-in-Fact
	Trustee	January 31, 2023
Jack B. Evans*

Trustee
William C. Hunter*

Trustee
Amy B.R. Lancellotta*

Trustee
Joanne T. Medero

Trustee
Albin F. Moschner*

Trustee
John K. Nelson*

Trustee
Margaret L. Wolff*

Signature	Capacity	Date
Trustee
Matthew Thornton III*

Trustee
Robert L. Young*

*

An original power of attorney authorizing, among others, Mark L. Winget, Kevin J. McCarthy and Mark J. Czarniecki to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is filed herewith as Exhibit (16).

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(6)(i)	Investment Sub-Advisory Agreement, dated December 31, 2020

(14)	Consent of Independent Auditor

(16)	Powers of Attorney

(18)	Calculation of Filing Fee Tables